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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MACK-CALI REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MACK-CALI REALTY CORPORATION
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (referred to as the "Annual Meeting") of Mack-Cali Realty Corporation, a Maryland corporation (referred to as the "Company," "we," "our" or "us"), to be held at Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311, on Wednesday, June 12, 2019, at 12:00 p.m., local time, for the following purposes:

  1.
  To elect eleven (11) persons to the Board of Directors of the Company (referred to as the "Board of Directors"), each to serve a one-year term and until their respective successors are elected and qualified.

  2.
  To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers.

  3.
  To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as the Company's independent registered public accountants for the fiscal year ending December 31, 2019.

         The accompanying Notice of Annual Meeting of Stockholders and proxy statement describe these matters in more detail. We urge you to read this information carefully.

         The Board of Directors unanimously recommends a vote: FOR each of the Board of Directors' eleven (11) nominees for election to the Board of Directors named in the Company's proxy statement, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2019.

         Bow Street Special Opportunities Fund XV, LP (referred to as "Bow Street") has nominated four (4) insurgent director candidates for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. As a result, you may receive solicitation materials, including a Gold proxy card, from Bow Street seeking your proxy to vote for the Bow Street nominees. The Board of Directors has not approved or nominated, and does not endorse or support, any of Bow Street's insurgent director nominees. WE URGE YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS INSURGENT DIRECTOR CANDIDATES. Instead, our Board of Directors recommends that you vote FOR each of the Board of Directors' eleven (11) director nominees named in the Company's proxy statement.

         If you have already voted using a Gold proxy card sent to you by Bow Street, you can revoke that proxy by voting FOR the Board of Directors' nominees named in the Company's proxy statement by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count at the Annual Meeting.

         Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, and regardless of the number of shares of the Company that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, our Board of Directors urges you to vote your shares via the Internet or telephone or by mail by promptly marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope.

         On behalf of the Board of Directors, we thank you for your support and participation.

Sincerely,
Michael J. DeMarco Chief Executive Officer

If you have questions or need assistance voting your shares, please contact:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
 Toll-Free (800) 322-2885

MACK-CALI REALTY CORPORATION
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2019

To Our Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders (referred to as the "Annual Meeting") of Mack-Cali Realty Corporation, a Maryland corporation (referred to as the "Company," "we," "our" or "us"), will be held at Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311 on Wednesday, June 12, 2019, at 12:00 p.m., local time, for the following purposes:

  1.
  To elect eleven (11) persons to the Board of Directors of the Company (referred to as the "Board of Directors"), each to serve a one-year term and until their respective successors are elected and qualified.

  2.
  To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the "Compensation Discussion and Analysis" and "Executive Compensation" sections of the attached proxy statement.

  3.
  To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as the Company's independent registered public accountants for the fiscal year ending December 31, 2019.

        The attached proxy statement (referred to as the "Proxy Statement"), which forms a part of this Notice of Annual Meeting of Stockholders and is incorporated herein by reference, includes information relating to these proposals. Additional purposes of the Annual Meeting are to receive reports of officers (without taking action thereon) and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        All stockholders of record as of the close of business on April 16, 2019 are entitled to notice of, and to vote at, the Annual Meeting or any continuation, adjournment or postponement thereof. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy at the Annual Meeting is required for a quorum. You may vote electronically via the Internet or by telephone. The instructions on your enclosed WHITE proxy card describe how to use these convenient services. Of course, if you prefer, you can vote by mail by promptly marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

        The Board of Directors unanimously recommends a vote: FOR each of the Board of Directors' eleven (11) nominees for election to the Board of Directors named in the Proxy Statement, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2019.

        Bow Street Special Opportunities Fund XV, LP (referred to as "Bow Street") has nominated four (4) insurgent director candidates for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. As a result, you may receive solicitation materials, including a Gold proxy card, from Bow Street seeking your proxy to vote for the Bow Street nominees. THE BOARD OF DIRECTORS HAS NOT APPROVED OR NOMINATED, AND DOES NOT ENDORSE OR SUPPORT, ANY OF BOW STREET'S INSURGENT DIRECTOR NOMINEES. WE URGE YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS INSURGENT DIRECTOR CANDIDATES. Instead, our Board of Directors recommends that you vote FOR each of the Board of Directors' eleven (11) director nominees named in the Proxy Statement.

        If you have already voted using a Gold proxy card sent to you by Bow Street, you can revoke that proxy by voting FOR the Board of Directors' nominees named in the Proxy Statement by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count at the Annual Meeting.

        THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES VIA THE INTERNET OR TELEPHONE OR BY MAIL USING THE ENCLOSED WHITE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Gary T. Wagner General Counsel and Secretary

April 29, 2019
Jersey City, New Jersey

        If you have questions or need assistance voting your shares, please contact:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
 Toll-Free (800) 322-2885

MACK-CALI REALTY CORPORATION

Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2019

INFORMATION ABOUT THE ANNUAL MEETING

General Information

        This Proxy Statement is furnished to stockholders of Mack-Cali Realty Corporation, a Maryland corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311 on Wednesday, June 12, 2019, at 12:00 p.m., local time, and any continuation, adjournment or postponement thereof.

        We intend to mail this Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying WHITE proxy card to all stockholders of record entitled to notice of, and to vote at, the Annual Meeting on or about April 29, 2019.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2019.

        This Proxy Statement, the Notice of Annual Meeting of Stockholders and Our Annual Report to Stockholders are available at http://investors.mack-cali.com/sec-filings.

Purpose of the Annual Meeting

        At the Annual Meeting, the stockholders will consider and vote on the following matters:

  1.
  To elect eleven (11) persons to the Board of Directors, each to serve a one-year term and until their respective successors are elected and qualified.

  2.
  To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this Proxy Statement.

  3.
  To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as the Company's independent registered public accountants for the fiscal year ending December 31, 2019.

        YOUR VOTE IS VERY IMPORTANT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE BOARD OF DIRECTORS' ELEVEN (11) DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. THE BOARD OF DIRECTORS ALSO UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT, ON AN ADVISORY BASIS, A RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. YOU CAN VOTE VIA THE INTERNET OR BY TELEPHONE OR BY MAIL BY COMPLETING, SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

        Bow Street Special Opportunities Fund XV, LP ("Bow Street") has nominated four (4) insurgent director candidates for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. As a result, you may receive solicitation materials, including a Gold proxy card, from Bow Street seeking your proxy to vote for the Bow Street nominees. THE BOARD OF DIRECTORS HAS NOT APPROVED OR NOMINATED, AND DOES NOT ENDORSE OR SUPPORT, ANY OF BOW STREET'S INSURGENT DIRECTOR NOMINEES. WE URGE YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS INSURGENT DIRECTOR CANDIDATES. Instead, our Board of Directors recommends that you vote FOR each of the Board of Directors' eleven (11) director nominees named in the Proxy Statement.

        If you have already voted using a Gold proxy card sent to you by Bow Street, you can revoke that proxy by voting FOR the Board of Directors' nominees named in the Proxy Statement by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count at the Annual Meeting.

Solicitation and Voting Procedures

        Solicitation.    The Board of Directors is soliciting proxies for the Annual Meeting from our stockholders, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"). The Company has retained MacKenzie Partners, Inc., 105 Madison Avenue, 14th Floor, New York, New York 10016 ("MacKenzie Partners"), to perform various proxy solicitation services in connection with the solicitation of proxies for the Annual Meeting. The Company will pay MacKenzie Partners a fee not to exceed $225,000, plus out-of-pocket expenses, for such services. MacKenzie Partners expects that approximately 30 of its employees will assist in the solicitation of proxies for the Annual Meeting. We may use several of our regular employees, who will not be specifically compensated, to solicit proxies from our stockholders, either personally or via the Internet or by telephone, facsimile or special delivery letter.

        As a result of the proxy contest initiated by Bow Street, we may incur substantial additional costs in connection with the solicitation of proxies for the Annual Meeting. These additional solicitation costs are expected to include, among others, the fees and expenses of MacKenzie Partners, fees and expenses of our outside media and communications consulting firm, fees and expenses of outside counsel in connection with a contested election of the Company's directors, costs associated with SEC filings, increased printing and mailing costs related to additional mailings of solicitation materials to stockholders, and the costs of retaining an independent inspector of elections. Our aggregate expenses related to our solicitation of proxies for the Annual Meeting, excluding salaries and wages of our regular employees, any costs related to any litigation in connection with the Annual Meeting and expenses that we would ordinarily incur in connection with an uncontested annual meeting, are expected to be approximately $2,475,000, of which approximately $630,000 has been incurred as of the date of this Proxy Statement.

        Under applicable regulations of the Securities and Exchange Commission (the "SEC"), members of the Board of Directors and certain officers and employees of the Company may be deemed to be "participants" with respect to the Company's solicitation of proxies in connection with the Annual Meeting by reason of their positions as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. Certain information concerning such persons (the "Participants") is set forth in this Proxy Statement and Annex A hereto.

        Householding of Proxy Materials.    In accordance with a notice sent previously to beneficial owners holding shares in street name (for example, through a bank, broker or other holder of record) who share a single address with other similar holders, only one Annual Report and Proxy Statement is being sent to that address unless contrary instructions were received from any stockholder at that address. This practice, known as "householding," is designed to reduce printing and postage costs. Any of such beneficial owners may discontinue householding by writing to the address or calling the telephone number provided for such purpose by their holder of record. Any such stockholder may also request prompt delivery of a copy of the Annual Report or Proxy Statement by contacting the Company at (732) 590-1010 or by writing to Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311. Other beneficial owners holding shares in street name may be able to initiate householding if their holder of record has chosen to offer such service, by following the instructions provided by the record holder.

        Voting.    Stockholders of record may authorize the proxies named in the enclosed WHITE proxy card to vote their shares of Common Stock in the following manner:

  •
  by mail, by marking the enclosed WHITE proxy card, signing and dating it, and returning it in the postage-paid envelope provided;

  •
  by telephone, by dialing the toll-free telephone number indicated on the proxy card that you received in the mail with this Proxy Statement, within the United States or Canada, and following the instructions. Stockholders voting by telephone need not return the proxy card; and

  •
  through the Internet, by accessing the World Wide Web site indicated on the proxy card that you received in the mail with this Proxy Statement. Stockholders voting by the internet need not return the proxy card.

        Different Color Proxy Cards.    Bow Street has nominated four (4) insurgent director candidates for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. As a result, you may receive solicitation materials, including a Gold proxy card, from Bow Street seeking your proxy to vote for the Bow Street nominees. The Company is not responsible for the accuracy of any information provided by or relating to Bow Street contain in any proxy solicitation materials filed or disseminated by or on behalf of Bow Street or any other statements that Bow Street may otherwise make.

        THE BOARD OF DIRECTORS HAS NOT APPROVED OR NOMINATED, AND DOES NOT ENDORSE OR SUPPORT, ANY OF BOW STREET'S INSURGENT DIRECTOR NOMINEES. WE URGE YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET. Instead, our Board of Directors recommends that you vote "FOR" each of the Board of Directors' eleven (11) director nominees named in this Proxy Statement.

        Voting to "withhold authority" with respect to any of Bow Street's nominees on its Gold proxy card is not the same as voting "FOR" the Board of Directors' eleven (11) director nominees. This is because a vote to "withhold authority" with respect to any of Bow Street's nominees on its Gold proxy card will revoke any previous proxy submitted by you to vote "FOR" the Board of Directors' eleven (11) director nominees on a WHITE proxy card, as only your latest dated and signed proxy card will be counted at the Annual Meeting. DO NOT RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS INSURGENT DIRECTOR NOMINEES.

        The Company has provided you with the enclosed WHITE proxy card. The Board of Directors unanimously recommends using the enclosed WHITE proxy card to vote "FOR" each of the Board of Directors' eleven (11) director nominees named in this Proxy Statement. If the Company receives a validly executed WHITE proxy card from you, your shares will be voted by the Company proxies as indicated in your voting preference selection. We encourage you to cast your vote "FOR" each of the proposals, following the instructions on your WHITE proxy card, as promptly as possible.

        If you have already voted using a Gold proxy card sent to you by Bow Street, you have every right and the ability to change your vote. We urge you to revoke that proxy by voting "FOR" the Board of Directors' eleven (11) director nominees named in this Proxy Statement by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count at the Annual Meeting.

        Revocability of Proxies.    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given or by taking any of the following actions:

  •
  by delivering to our corporate secretary a written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  by marking, signing and delivering a new WHITE proxy card, relating to the same shares and bearing a later date than the original proxy card;

  •
  submitting another proxy via the Internet or by telephone (your latest voting instructions will be followed); or

  •
  by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting, will not, by itself, revoke a proxy, unless you vote in person at the Annual Meeting).

        Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:

Mack-Cali Realty Corporation
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
Attention: Gary T. Wagner, General Counsel and Secretary

        If your shares are held in "street name," you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

        If you have previously signed a Gold proxy card sent to you by Bow Street or otherwise voted according to instructions provided by Bow Street, you may change your vote and revoke your prior proxy by signing, dating and returning the enclosed WHITE proxy card in the accompanying envelope or by voting by telephone or via the Internet by following the instructions on the WHITE proxy card. DO NOT RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS INSURGENT DIRECTOR NOMINEES. Submitting a Gold proxy card sent to you by Bow Street (even if you withhold your vote on the Bow Street nominees) will revoke votes you have previously made via our WHITE proxy card.

        Voting in Person.    If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Stockholders who wish to attend the Annual Meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver's license or passport, to gain admittance to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

        Record Date; Outstanding Shares.    The close of business on April 16, 2019 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters, and there are no cumulative voting rights. As of the Record Date, there were 90,336,336 shares of Common Stock issued and outstanding.

        Voting Procedures; Quorum and Votes Required.    Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. The inspectors of election will also determine whether a quorum is present. The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

        Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If a properly executed and delivered WHITE proxy card does not provide instructions, then the shares represented by that proxy will be voted "FOR" the election of each of the Board of Directors' eleven (11) nominees for director named below, "FOR" the advisory approval of executive compensation, and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

        If your shares are held in the name of a bank, broker or other nominees, you will receive instructions from such nominee that you must follow in order to vote your shares. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker's proxy card and bring it with you to the Annual Meeting in order to vote. Under New York Stock Exchange (the "NYSE") Rules, only the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors, as set forth in Proposal No. 3, is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on Proposal No. 3 on behalf of beneficial owners who have not furnished a properly executed proxy card or delivered voting instructions to their broker at least ten days before the date of the Annual Meeting. In contrast, the election of directors as set forth in Proposal No. 1 and the advisory vote to approve executive compensation as set forth in Proposal No. 2 are considered non-discretionary items. This means that brokerage firms that have not received a properly executed proxy card or voting instructions from their clients may not vote on behalf of their clients with respect to Proposals Nos. 1 and 2. These so called "broker non-votes" will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be included in the total of votes cast for the election of directors or the advisory vote for approval of executive compensation.

        Proposal No. 1: Election of Directors.    A plurality of the votes cast by the holders of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote in the election of directors is required for the election of directors. Accordingly, the eleven (11) director nominees that receive the greatest number of "FOR" votes will be elected to the Board of Directors. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of the election of directors.

        Proposal No. 2: Advisory Vote to Approve Executive Compensation.    The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for the approval, on an advisory basis, of the compensation of the Company's named executive officers. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on this proposal.

        Proposal No. 3: Ratification of the Appointment of Independent Auditors.    The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. Abstentions and failures to vote are not considered votes cast and, therefore, will have no effect on this proposal. Because the ratification of the independent auditors is a discretionary item, we do not anticipate receiving any broker non-votes with respect to this proposal.

        No Appraisal Rights.    Under Maryland law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

        If you have questions or need assistance voting your shares, please contact:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
 Toll-Free (800) 322-2885

Forward-Looking Statements

        Statements made in this Proxy Statement may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "potential," "projected," "should," "expect," "anticipate," "estimate," "target," "continue," or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Disclosure Regarding Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

BACKGROUND OF THE SOLICITATION

        The following is a chronology of the material events leading up to the filing of this Proxy Statement:

        The Board of Directors regularly evaluates the Company's strategic direction and reviews alternatives for maximizing stockholder value, including potential strategic transactions.

        On January 28, 2019, representatives of Bow Street and David Werner Real Estate Investments ("DWREI") contacted David J. Smetana, the Company's Chief Financial Officer, by telephone to request a meeting to discuss a potential transaction involving the Company.

        On February 25, 2019, Michael J. DeMarco, the Company's Chief Executive Officer, Mr. Smetana, and Gary T. Wagner, the Company's General Counsel and Secretary, held an in-person meeting with representatives of Bow Street and DWREI. During the meeting, the Bow Street and DWREI representatives presented an unsolicited proposal (the "Proposal") to acquire the Company's suburban and waterfront office assets for $2.4 billion to $2.6 billion in cash, in a complex transaction in which the Company's Roseland Residential Trust subsidiary ("Roseland") and other residential assets of the Company would be spun-off to the Company's stockholders as a newly-formed, publicly-traded residential REIT (the "Proposed Transaction"). At the conclusion of the meeting, Mr. DeMarco informed the Bow Street and DWREI representatives that the Company's management would review the Proposal with the Company's financial and legal advisors, inform the Board of Directors of the receipt of the Proposal and review the Proposal at the upcoming Board of Directors meeting on March 13, 2019.

        During the period from February 26, 2019 to March 8, 2019, the Company, in consultation with its financial and legal advisors, conducted a thorough review of the Proposal.

        On February 26, 2018, as part of the Company's review process, Mr. Smetana held a telephonic conference with representatives of Bow Street and DWREI to review Bow Street's financial model and assumptions with respect to the newly-formed, publicly-traded residential REIT that would be created as part of the Proposed Transaction ("ResiCo"). Mr. Smetana also discussed with the representatives of Bow Street and DWREI the Company's commercial asset portfolio to clarify which of the Company's properties would be included in the suburban and waterfront office assets that Bow Street and DWREI were proposing to acquire, and which assets would remain in ResiCo following the completion of the Proposed Transaction. At the conclusion of the telephone conference, Mr. Smetana requested that Bow Street and DWREI provide back-up information for their financial model and assumptions relating to ResiCo.

        On February 27, 2019, a representative of Bow Street sent an email to Mr. Smetana with certain financial information relating to the Proposal, including back-up information for Bow Street's financial model and assumptions with respect to ResiCo. On the same day, Mr. DeMarco also received a call from David Werner reiterating his interest in the Proposed Transaction.

        On February 28, 2019, a representative of Bow Street sent an email to Mr. DeMarco suggesting that the parties hold another in-person meeting to discuss the Proposal on March 11, 2019 or another mutually convenient date.

        On March 8, 2019, the Company informed Bow Street that the Board of Directors would review and consider the Proposal at its regularly scheduled quarterly meeting on March 13, 2019, as part of the Board of Directors' regular evaluation of the Company's strategic direction.

        On March 10, 2019, Bow Street informed the Company of its intent to nominate a slate of candidates for election to the Board of Directors at the Annual Meeting prior to the March 15, 2019 deadline for submitting director nominations under the Company's bylaws, unless the Company agreed to extend such deadline to continue private discussions with Bow Street regarding the Proposal.

        On March 13, 2019, the Board of Directors, at its regularly scheduled quarterly meeting, after careful evaluation of the Proposal, in consultation with its financial and legal advisors, unanimously determined that the Proposal substantially undervalued the Company's core office portfolio, was based on unrealistic assumptions regarding ResiCo's trading multiples, was unworkable and, if consummated, would likely result in materially adverse tax consequences to the Company and its stockholders and would leave the Company and its stockholders without the wherewithal to capitalize on its residential assets and with shares of a small, undercapitalized company unlikely to achieve an attractive valuation in the public market. Accordingly, the Board of Directors determined that the Proposed Transaction was inadequate and not in the best interests of the Company's stockholders.

        On March 14, 2019, the Company sent a letter to Bow Street and DWREI informing them of the Board of Directors' decision to reject the Proposal and explaining the reasons for the Board of Directors' decision.

        Also on March 14, 2019, Bow Street delivered to the Company a formal notice of its intent to nominate a majority slate of six (6) candidates to stand for election to the Board of Directors at the Annual Meeting.

        On March 18, 2019, the Company issued a press release and filed with the SEC a Current Report on Form 8-K disclosing the receipt of the notice of director nominations from Bow Street. In the press release, the Company announced that Bow Street delivered its notice of director nominations following the Board of Directors' unanimous decision to reject the Proposal, and explained the reasons for the Board of Directors' decision.

        On March 21, 2019, Bow Street delivered to the Company a request to inspect the books and records of the Company under Section 1315(a) of the New York Business Corporation Law.

        On March 27, 2019, William L. Mack, Chairman of the Board of Directors, and Mr. DeMarco held an in-person meeting with representatives of Bow Street and DWREI, at their request. At the meeting, the Bow Street and DWREI representatives asked the Company's representatives if the Company and its financial advisors had reconsidered their position with respect to the Proposal. The Company's representatives responded that the Board of Directors continued to believe that the Proposal was inadequate, for the reasons described in the press release issued by the Company on March 18, 2019. The Bow Street and DWREI representatives also indicated that Bow Street would be willing to withdraw its director nomination notice if the Company agreed to sell to Bow Street and DWREI certain of the Company's office properties at a "wholesale" price. The Company's representatives informed the Bow Street and DWREI representatives that the Company is not interested in selling any of these office properties at this time and, in any event, would not be willing to sell any of its assets or properties at a price that does not reflect their fair market value. The Company's representatives also stated, however, that the Company expected to continue to sell additional office assets in a tax efficient manner pursuant to the Company's strategic plan after completing the Flex portfolio sale and that Bow Street and DWREI were welcome to bid on such assets in a competitive manner.

        On April 2, 2019, Mr. DeMarco held an in-person meeting with a representative of Bow Street, at the Bow Street representative's request. At the meeting, the Bow Street representative indicated that Bow Street would be willing to withdraw its director nomination notice if the Board of Directors agreed to (1) nominate three of Bow Street's insurgent director candidates (including at least one director candidate affiliated with Bow Street) for election to the Board of Directors at the Annual Meeting and (2) form a special committee of the Board of Directors to review and evaluate potential acquisition proposals involving the Company. Mr. DeMarco responded that in light of Bow Street's approximately 4.3% ownership of the Company's common stock, three directors would give Bow Street disproportionate representation on the Board of Directors. However, in order to avoid a costly and distracting proxy contest, the Board of Directors would consider nominating two independent candidates to be mutually identified by Bow Street and the Company (which candidates would not include any of Bow Street's nominees affiliated with Bow Street or DWREI) for election to the Board of Directors at the Annual Meeting. Mr. DeMarco also informed the Bow Street representative that the Board of Directors does not believe that the formation of a special committee to review and evaluate potential acquisition proposals would be warranted at this time, because the Company is not currently conducting a sale process and any potential unsolicited acquisition proposals can be reviewed and evaluated by the full Board of Directors, as part of its regular evaluation of the Company's strategic direction.

        On April 3, 2019, a representative of Bow Street sent an email to Mr. DeMarco with certain financial information relating to Bow Street's calculation of the net cash proceeds that would be available for distribution to the Company's stockholders under the Proposal as well as Bow Street's projections with respect to ResiCo's NAV following the completion of the Proposed Transaction. Upon review of these materials, the Company's management and financial advisors concluded that they did not include any new information that could lead the Company to reconsider its previous determination that the Proposal substantially undervalued the Company's core office portfolio, was based on unrealistic assumptions regarding ResiCo's trading multiples and failed to address the materially adverse tax consequences to the Company and its stockholders that would likely result from the Proposed Transaction.

        On April 9, 2019, Mr. DeMarco held a telephone conversation with a representative of Bow Street, during which they discussed matters relating to the Proposal and Bow Street's director nominations. During the telephone conversation, the Bow Street representative indicated that Bow Street and DWREI disagreed with the Company's determination that the amount of net cash proceeds from the Proposed Transaction that would be available for distribution to Mack-Cali stockholders would likely be materially lower than $8.00 to $10.00 per share, as suggested in the Proposal. However, the Bow Street representative did not explain how Bow Street and DWREI proposed to finance the Proposed Transactions, including the additional amount of cash that would be required to address the materially adverse tax consequences, frictional costs and structuring constraints that would likely be associated with the Proposed Transaction. The Bow Street representative also acknowledged that the Proposed Transaction and the cash purchase price of $2.4 billion to $2.6 billion for the Company's suburban and waterfront office assets, as suggested in the Proposal, were subject to due diligence.

        Mr. DeMarco responded that the Board of Directors continues to believe that the Proposed Transaction is inadequate and not in the best interests of the Company's stockholders. However, in order to avoid a costly and distracting proxy contest, the Board of Directors would consider nominating one independent candidate from Bow Street's slate of nominees for election to the Board of Directors at the Annual Meeting and subsequently nominating an additional independent candidate to be mutually identified by Bow Street and the Company for election to the Board of Directors at the Company's 2020 annual meeting of stockholders. Mr. DeMarco emphasized that these director candidates must be independent and would not include any of Bow Street's nominees affiliated with Bow Street or DWREI. Mr. DeMarco also reiterated that the Board of Directors continues to believe that the formation of a special committee to review and evaluate potential acquisition proposals involving the Company, as suggested by the Bow Street representative during the April 2, 2019 in-person meeting, would not be warranted at this time, because the Company is not currently conducting a sale process and any potential unsolicited acquisition proposals can be reviewed and evaluated by the full Board of Directors, as part of its regular evaluation of the Company's strategic direction. Mr. DeMarco also stated that, as discussed by the parties during the March 27, 2019 in-person meeting, while the Company was not willing to sell any of its assets or properties to Bow Street or DWREI at a price that does not reflect their fair market value, the Company expected to continue to sell additional office assets in the fourth quarter of 2019, in a tax efficient manner pursuant to the Company's strategic plan, and would be willing to discuss such sales with Bow Street and DWREI at such time, if they are interested in purchasing such assets at a fair price. Mr. DeMarco also informed the Bow Street representative that the Company needed to receive a response to its offer from Bow Street by Thursday, April 11, 2019, as the Company intended to file its preliminary proxy statement with the SEC no later than Friday, April 12, 2019.

        On April 12, 2019, a representative of Bow Street sent an email to Mr. DeMarco stating that, as previously indicated by the Bow Street representative during the April 9, 2019 telephone conversation with Mr. DeMarco, the $8.00 to $10.00 per share was the amount of cash proceeds from the Proposed Transaction that Bow Street and DWREI intended to deliver to Mack-Cali stockholders, net of frictional costs. However, the email did not specify whether Bow Street and DWREI were proposing to increase the $2.4 billion to $2.6 billion cash price for the Company's suburban and waterfront office assets, as indicated in the Proposal, or otherwise explain how they proposed to finance the Proposed Transaction, including the additional amount of cash that would be required to address the materially adverse tax consequences, frictional costs and structuring constraints that would likely be associated with the Proposed Transaction. The email also stated that, in response to the Company's offer to nominate two of Bow Street's independent director candidates for election to the Board of Directors, Bow Street proposed that the Company add two of Bow Street's director nominees to the Board of Directors in 2019 and an additional Bow Street nominee in 2020, for a total of three directors. While the email stated that Bow Street was generally open to the Company's input on its director candidates, it did not indicate Bow Street's willingness to accept the Company's requirement that its director candidates must be independent and not affiliated with Bow Street or DWREI. In addition, the email stated that Bow Street requested that the Board of Directors announce the exploration of strategic alternatives to maximize stockholder value, and indicated that Bow Street and DWREI expected their Proposal to be a part of that process, despite the previous indications by the Company's representatives that the Company is not currently engaged in a process to sell or break up itself.

        Also on April 12, 2019, the Company filed its preliminary proxy statement with the SEC.

        On April 15, 2019, Mr. DeMarco sent a letter to Bow Street on behalf of the Board of Directors. Mr. DeMarco's letter stated that the Board of Directors continued to have serious concerns regarding the Proposal, which had been previously rejected by the Board, and described the Board's rationale for determining that the Proposal was unworkable, grossly inadequate from a value perspective and not in the best interests of Mack-Cali stockholders, including the Board's belief that: (i) the Proposed Transaction grossly undervalues Mack-Cali's office assets; (ii) Bow Street has not provided any evidence of its ability to finance the Proposed Transaction; (iii) Bow Street has not demonstrated that it understands the significant leakage that would likely result from the material tax, frictional and other costs associated with the Proposed Transaction, nor has it stated how it would cover such leakage; (iv) the Proposal is based on unrealistic assumptions regarding the post-transaction trading levels of the new residential REIT; (v) the Proposed Transaction would leave Mack-Cali stockholders with shares of a small, highly leveraged public company unlikely to achieve an attractive market valuation; (vi) the new residential REIT would likely have insufficient cash flows to carry its substantial debt burden, fund its multifamily development activities or pay meaningful dividends to its stockholders; and (vii) tax concerns make a partial sale of a substantial portion of the Company's assets, such as the one contemplated in the Proposed Transaction, economically inadvisable for the Company and its stockholders. The letter also described the Board's efforts to work constructively with Bow Street in order to avoid a costly and distracting proxy contest, including the Board's willingness to nominate two independent candidates to be mutually selected by Bow Street and the Company from Bow Street's slate of director nominees for election to the Board of Directors at the Annual Meeting.

        On April 16, 2019, Bow Street sent a letter to the Board of Directors, in which it reiterated and described the Proposal, summarized the economic terms of the Proposed Transaction, purported to explain Bow Street's rationale for the Proposed Transaction and its reasons for nominating a slate of director candidates for election to the Board of Directors at the Annual Meeting, and urged the Board to engage with Bow Street regarding the Proposal as well as to immediately form a special committee of independent directors to explore strategic alternatives to maximize stockholder value. On the same day, Bow Street issued a press release announcing its letter to the Board of Directors and filed its preliminary proxy statement with the SEC in which Bow Street nominated a slate of four (4) director candidates for election to the Board of Directors at the Annual Meeting.

        Also on April 16, 2019, the Company issued a press release announcing the letter sent by Mr. DeMarco to Bow Street on April 15, 2019.

 VOTING SECURITIES AND PRINCIPAL HOLDERS

        Unless otherwise indicated, the following table sets forth information as of February 16, 2019 with respect to each person or group who is known by the Company, in reliance on Schedules 13D and 13G reporting beneficial ownership and filed with the SEC, to beneficially own more than 5% of the Company's outstanding shares of Common Stock. Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual or group listed with sole voting and/or investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(%)(1)
BlackRock, Inc.(2)	13,220,528	14.6%
The Vanguard Group, Inc.(3)	12,982,558	14.4%
The Mack Group(4)	7,436,066	7.6%
Morgan Stanley(5)	5,794,257	6.4%
CenterSquare Investment Management LLC(6)	4,906,783	5.4%
Madison International Realty Holdings, LLC(7)	4,516,012	5.0%

(1)
This percentage was calculated based on 90,320,306 shares of Common Stock issued and outstanding as of December 31, 2018. Unless otherwise noted, the total number of shares outstanding used in calculating this percentage does not include 11,936,455 shares reserved for issuance upon redemption or conversion of outstanding units of limited partnership interest ("Units") in Mack-Cali Realty, L.P., a Delaware limited partnership (the "Operating Partnership") through which the Company conducts its real estate activities (including 1,762,170 LTIP Units), or 2,380,869 shares reserved for issuance upon the exercise of stock options granted or reserved for possible grant to certain employees and directors of the Company, except in all cases where such Units or stock options are owned by the reporting person or group.

(2)
Address: 55 East 52nd Street, New York, NY 10022. Share information is furnished in reliance on the Schedule 13G/A dated January 29, 2019 of Blackrock, Inc. ("Blackrock") filed with the SEC, which represents holdings as of December 31, 2018. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Blackrock, the Company believes that such shares are held for investment advisory clients of Blackrock. This number represents (i) 12,972,120 shares beneficially owned by Blackrock for which it has sole voting power and (ii) 13,220,528 shares for which it has sole dispositive power.

(3)
Address: 100 Vanguard Blvd., Malvern, PA, 19355. Share information is furnished in reliance on the Schedule 13G/A dated February 11, 2019 of The Vanguard Group, Inc. ("Vanguard") filed with the SEC, which represents holdings as of December 31, 2018. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Vanguard, the Company believes that such shares are held for investment advisory clients of Vanguard. This number represents 12,982,558 shares beneficially owned by Vanguard, which includes (i) 170,996 shares for which Vanguard has sole voting power, (ii) 111,204 shares for which Vanguard has shared voting power, (iii) 12,790,753 shares for which Vanguard has sole dispositive power, and (iv) 191,805 shares for which Vanguard has shared dispositive power.

(4)
Address: Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311. The Mack Group (which is not a legal entity) is composed of, among others, William L. Mack, the Chairman of the Board of Directors, David S. Mack, a director of the Company, Fredric Mack, a member of the Company's Advisory Board, Earle I. Mack, a former director of the Company, and their immediate family members and related trusts. Share information is furnished in reliance on the Schedule 13G/A dated February 14, 2019 of the Mack Group filed with the SEC, which represents holdings as of December 31, 2018. This number represents 7,436,066 shares for which the Mack Group has shared dispositive and voting power, and includes 7,271,838 common Units, redeemable for shares of Common Stock on a one-for-one basis (each such unit being a "Reported Share"). Furthermore, William L. Mack, a member of the Mack Group, is a trustee of the William and Phyllis Mack Foundation, Inc., a charitable foundation that owns 100,000 Reported Shares. Earle I. Mack, a member of the Mack Group, is a trustee of the Earle I. Mack Foundation, Inc., a charitable foundation that owns 65,000 Reported Shares. Richard Mack and Stephen Mack, members of the Mack Group, are trustees of The Mack 2010 Family Trust II, a trust that owns 330,097 Reported Shares. David S. Mack, a member of the Mack Group, is a trustee of The David and Sondra Mack Foundation, a charitable foundation that owns 225,000 Reported Shares. Stephen Mack, a member of the Mack Group, is a trustee of The Stephen Mack and Kelly Mack Family Foundation, a charitable foundation that owns 5,000 Reported Shares. William L. Mack, Earle I. Mack, Richard Mack, David S. Mack and Stephen Mack, pursuant to Rule 13d-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each have specifically disclaimed beneficial ownership of any Reported Shares owned by such foundations.

(5)
Address: 1585 Broadway, New York, NY 10036. Share information is furnished in reliance on the Schedule 13G/A dated February 12, 2019 of Morgan Stanley and Morgan Stanley Investment Management, Inc. (together, "Morgan Stanley") filed with the SEC, which represents holdings as of December 31, 2018. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Morgan Stanley, the Company believes that such shares are held for investment advisory clients of Morgan Stanley. This number represents 5,794,257 shares beneficially owned by Morgan Stanley, which includes (i) 4,511,526 shares for which Morgan Stanley has shared voting power, and (ii) 5,794,257 shares for which Morgan Stanley has shared dispositive power.

(6)
Address: 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462. Share information is furnished in reliance on the Schedule 13G/A dated February 13, 2019 of CenterSquare Investment Management LLC ("CenterSquare") filed with the SEC, which represents holdings as of December 31, 2018. Based upon information included in the Schedule 13G/A and other Forms 13F filed by CenterSquare, the Company believes that such shares are held for investment advisory clients of CenterSquare. This number represents 4,906,783 shares beneficially owned by CenterSquare, which includes (i) 3,153,046 shares for which CenterSquare has shared voting power, and (ii) 4,906,783 shares for which CenterSquare has sole dispositive power.

(7)
Address: 410 Park Avenue, 10th Floor, New York, NY 10022. Share information is furnished in reliance on the Schedule 13G dated February 7, 2019 of Madison International Realty Holdings, LLC ("MIRH"), which represents holdings as of February 1, 2019. The Schedule 13G was filed pursuant to a joint filing agreement, dated February 7, 2019 by and between MIRELF VI REIT Investments II LLC, MIRELF VI REIT, MIRELF VI (U.S.), LP, Madison International Holdings VI, LLC, Madison International Realty VI, LLC, MIRELF VII Securities REIT, MIRELF VII (U.S. Listed Securities), LP, Madison International Holdings VII, LLC, Madison International Realty VII, LLC, MIRGV Master Onshore LP, Madison International Global Alpha GP, LLC, Madison International Global Alpha Realty, LLC, MIRH and Ronald M. Dickerman. This number represents 4,516,012 shares beneficially owned by MIRH, which includes (i) 4,516,012 shares for which MIRH has shared voting power, and (ii) 4,516,012 shares for which MIRH has sole dispositive power.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Board of Directors Nominees

        The Board of Directors presently consists of ten (10) members, as follows: Alan S. Bernikow, Michael J. DeMarco, Kenneth M. Duberstein, Nathan Gantcher, William L. Mack, David S. Mack, Alan G. Philibosian, Irvin D. Reid, Rebecca Robertson and Vincent Tese. At the Annual Meeting, the terms of all of the current members of the Board of Directors will expire. Mr. Duberstein has informed the Board of Directors that he has decided not to stand for re-election and will retire as a member of the Board of Directors upon the conclusion of his current term at the Annual Meeting.

        In February 2019, the Board of Directors, acting upon the unanimous recommendation of its Nominating and Corporate Governance Committee, voted to increase the size of the Board of Directors from ten to eleven members and nominated a full slate of eleven candidates for election as directors at the Annual Meeting. The Board of Directors' eleven (11) nominees are as follows: Alan S. Bernikow, Michael J. DeMarco, Nathan Gantcher, William L. Mack, David S. Mack, Alan G. Philibosian, Irvin D. Reid, Rebecca Robertson and Vincent Tese, who are currently members of the Board of Directors, and Lisa Myers and Laura Pomerantz, who are new director nominees. In order to comply with certain technical requirements of Maryland law, the Board of Directors also intends to appoint Ms. Myers to the Board of Directors prior to the Annual Meeting to fill the vacancy resulting from the increase in the size of the Board of Directors from ten to eleven members.

        Each of the Board of Directors' nominees has agreed to being named in the Proxy Statement and to serve as a director of the Company if elected at the Annual Meeting. The directors who are elected at the Annual Meeting will serve until the annual meeting of stockholders to be held in 2020 and until such directors' respective successors are elected or appointed and qualify or until any such director's earlier resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eleven (11) nominees named below. In the event any of the Board of Directors' nominees is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the remaining nominees named in this Proxy Statement and for any substitute nominee designated by the present Board of Directors to fill such vacancy. It is not presently expected that any of the Board of Directors' nominees named below will be unable or unwilling to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a manner to assure the election of as many of the Board of Directors' nominees as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders.

        Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position with the Company
William L. Mack	79	Chairman of the Board of Directors
Michael J. DeMarco	59	Chief Executive Officer and Director
Alan S. Bernikow(1)	78	Lead Independent Director
Nathan Gantcher(1)(2)	78	Director
David S. Mack	77	Director
Alan G. Philibosian(2)(3)	65	Director
Irvin D. Reid(1)(3)	78	Director
Rebecca Robertson(1)	68	Director
Vincent Tese(2)(3)	76	Director
Lisa Myers	51	Director Nominee
Laura Pomerantz	71	Director Nominee

(1)
Member of the Audit Committee of the Board of Directors.

(2)
Member of the Executive Compensation and Option Committee of the Board of Directors.

(3)
Member of the Nominating and Corporate Governance Committee of the Board of Directors.

        William L. Mack, a director nominee, has served as a member of the Board of Directors since 1997 and as its Chairman since 2000. Prior to December 1997, Mr. Mack served as President and Senior Managing Partner of The Mack Company, where he pioneered the development of large, Class A office properties and helped to increase The Mack Company's portfolio to approximately 20 million square feet. In addition, Mr. Mack is a founder and Chairman of Mack Real Estate Group. He also founded and was the former Chairman of AREA Property Partners (f/k/a Apollo Real Estate Advisors, L.P.). Mr. Mack currently serves as a member of the board of directors of Hudson's Bay Company, a company listed on the Toronto stock exchange. Mr. Mack previously served as a member of the board of directors of FCB Financial Holdings, Inc. from October 2010 until its sale in December 2018. He previously served as a board member of the Regional Advisory Board of JPMorgan Chase from 1995 to 2013. The foregoing directorships are the only public company or registered investment company directorships currently held by Mr. Mack or which Mr. Mack held at any time during the past five years. Previously, Mr. Mack served as a member of the boards of directors of City and Suburban Financial Corporation from 1988 to 2007, The Bear Stearns Companies Inc. from 1997 to 2004, Vail Resorts, Inc. from 1993 to 2004, Wyndham International, Inc. from 1999 to 2005 and Retail Opportunity Investments Corporation from 2009 to 2010. Mr. Mack is a Vice Chairman of Northwell Health Inc. (f/k/a the North Shore Long Island Jewish Health System), and Chairman of the Board and member of the compensation committee for the Solomon R. Guggenheim Foundation. He is the former Vice Chairman and Emeritus Trustee of the University of Pennsylvania and Chair Emeritus of the Board of Overseers of The Wharton School of Business and Finance at the University of Pennsylvania. Mr. Mack attended The Wharton School and has a B.S. degree in business administration, finance and real estate from New York University. Mr. Mack serves as a member of the Board of Directors pursuant to an agreement with the Company entered into at the time of the Company's combination with The Mack Company in December 1997. See "Certain Relationships and Related Transactions—Mack Agreement." Mr. Mack is the brother of David S. Mack. Based on Mr. Mack's oversight of the Company's growth and development since his appointment as Chairman of the Board in 2000, his years of experience with The Mack Company and his extensive knowledge and expertise of commercial real estate markets and office REIT operations through over forty (40) years of experience, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Mack has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Alan S. Bernikow, a director nominee, has served as a member of the Board of Directors and as chairman of the Audit Committee of the Board of Directors since 2004 and was appointed as Lead Independent Director in March 2014. Previously, Mr. Bernikow served as the Deputy Chief Executive Officer at Deloitte & Touche LLP from 1998 to 2003, where he was responsible for assisting the firm on special projects such as firm mergers and acquisitions, partner affairs and litigation matters. Mr. Bernikow joined Touche Ross, the predecessor firm of Deloitte & Touche LLP, in 1977, prior to which Mr. Bernikow was the National Administrative Partner in Charge for the accounting firm of J.K. Lasser & Company. Mr. Bernikow serves on the board of several public companies. He is currently a member of the board of directors of Revlon, Inc. and Revlon Consumer Products Corporation and is chairman of the audit committee and compensation and stock plan committee of Revlon, Inc. From 2003 through March 2017, Mr. Bernikow served as a member of the board of directors and the nominating and corporate governance committee of the Destination XL Group, Inc., formerly the Casual Male Retail Group Inc. From October 2010 until its sale in December 2018, Mr. Bernikow was also a member of the board of directors of FCB Financial Holdings, Inc., chairman of its audit committee and a member of its compensation committee. Mr. Bernikow is also a member of the board of directors of UBS Global Asset Management (US) Inc. ("UBS") and currently serves as chairman of its audit committee, and has also served as a member of the boards of directors of investment funds managed by UBS, including Global High Income Dollar Fund Inc., Insured Municipal Income Fund Inc., Investment Grade Municipal Income Fund Inc., Managed High Yield Plus Fund Inc., and Strategic Global Income Fund, Inc. The foregoing directorships and committee memberships include public companies or registered investment companies directorships and committee memberships currently held by Mr. Bernikow or which Mr. Bernikow held at any time during the past five years. He is a member of the board of directors for the United Jewish Appeal—Federation of Jewish Philanthropies of New York, Inc. Mr. Bernikow has a B.B.A. degree from Baruch College and is a member of the American Institute of Certified Public Accountants (AICPA) and the New York State Society of Certified Public Accountants (NYSSCPA). Based on Mr. Bernikow's significant financial and accounting background and thirty (30) years of experience in public accounting, his status as an audit committee financial expert, and his experience serving as a director and audit committee member of several public companies, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Bernikow has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Michael J. DeMarco, a director nominee and Chief Executive Officer, was appointed to the Board of Directors in March 2018. Mr. DeMarco joined the Company in June 2015 and served as President and Chief Operating Officer until he was appointed Chief Executive Officer in April 2017. Prior to joining the Company, from 2013 to June 2015 Mr. DeMarco served as the chief investment officer of CCRE, a non-bank finance company and one of the largest originators of CMBS. Mr. DeMarco previously served as an executive vice president at Vornado Realty Trust from 2010 to 2013, as a managing director at Fortress Investment Group from 2007 to 2010, and as a senior managing director at Lehman Brothers from 1993 to 2007. As Chief Executive Officer, Mr. DeMarco is responsible for the strategic direction of the Company. Mr. DeMarco also is a member of the board of trustees of NAIOP NJ and Saint Peter's Preparatory School, as well as a member of Urban Land Institute and The International Council of Shopping Centers (ICSC). Since June 2015, Mr. DeMarco has served as a member of the board of trustees of Pennsylvania Real Estate Investment Trust, a publicly traded REIT. Mr. DeMarco graduated from the University of Chicago with a Master of Business Administration in Finance, as well as Pace University with a Bachelor in Business Administration in Accounting and a minor in History. He is also a certified public accountant. Based on Mr. DeMarco's leadership as Chief Executive Officer and his REIT, investment banking and accounting experience, the Nominating and

Corporate Governance Committee of the Board of Directors concluded that Mr. DeMarco has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Nathan Gantcher, a director nominee, has served as a member of the Board of Directors since 1999 and as a member of the Audit Committee of the Board of Directors since 1999. Mr. Gantcher has served as chairman of the Executive Compensation and Option Committee of the Board of Directors since 2016. Mr. Gantcher previously served as a member of the Executive Committee and the Nominating and Corporate Governance Committee of the Board of Directors from 2000 through 2016. Mr. Gantcher also served as a member of the board of directors of Liberty Acquisition Holdings Corp. from 2007 to December 2010, and as a member of its audit, compensation and governance, and nominating committees. From October 2013 through December 2015, Mr. Gantcher served as a member of the board of directors of Cambridge Capital Acquisition Corporation and as a member of its audit and compensation committees. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Mr. Gantcher or which Mr. Gantcher held at any time during the past five years. From December 2013 through June 2016, Mr. Gantcher served as an advisor to Lebenthal Holdings. Mr. Gantcher has served as managing member of EXOP Capital LLC since 2005. Mr. Gantcher previously served as a member of the board of directors of Refco, Inc. from 2004 until 2006 and a member of the board of directors of Neuberger Berman, a NYSE listed company, and served as a member of its audit and compensation committees, from 2001 until 2003. Mr. Gantcher also served as the co-chairman, president and chief executive officer of Alpha Investment Management L.L.C. from 2001 until July 2004. Prior to joining Alpha Investment Management L.L.C., Mr. Gantcher was a private investor from 1999 to 2001. Mr. Gantcher served as vice chairman of CIBC Oppenheimer Corp. from 1997 to 1999. Prior to becoming vice chairman of CIBC Oppenheimer Corp., Mr. Gantcher served as co-chief executive officer and chief operating officer of Oppenheimer & Co., Inc. Mr. Gantcher currently serves as chairman of the board of trustees of Evermore Funds Trust and as chairman of its nominating and governance committee, and as a member of its audit and valuation committees. Since 2018, Mr. Gantcher also has served on the Investment Committee of the Jewish Federation of Palm Beach County. He previously served as chairman of the board of trustees of Tufts University and currently serves on the board of trustees and the development committee of Montefiore Medical Center and Montefiore Health Systems, the board of trustees and the executive, finance and investment committees of Albert Einstein College of Medicine and is its treasurer, and the board of overseers of the Columbia University Graduate School of Business. Mr. Gantcher received his Bachelor of Arts from Tufts University and his M.B.A. from the Columbia University Graduate School of Business. Based on Mr. Gantcher's familiarity with the Company as a long-standing member of the Company's Board of Directors, his experience as a director with several public companies and his investment banking, management and financial expertise, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Gantcher has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        David S. Mack, a director nominee, has served as a member of the Board of Directors since 2004 and served as a member of the Company's Advisory Board from 1997 to 2004. Mr. Mack is Vice President and Senior Partner of The Mack Company, where he has been employed since 1966 and where he pioneered the development of large, Class A office properties and helped to increase The Mack Company's portfolio to approximately 20 million square feet. Mr. Mack serves as a member of the Board of Overseers of Northwell Health Foundation. Mr. Mack also serves on the Board of Trustees of Hofstra University as its Vice Chairman and is on the Board of Directors of MorseLife Health System and Morse Health Center and is Vice Chairman of both. Mr. Mack also previously served on the Board of Trustees of the Pratt Institute. Mr. Mack is on the Board of Directors of the Kravis Center, as well as the Palm Beach Fellowship of Christians and Jews. Mr. Mack is an active member of the Palm Beach Country Club and the Jewish Federation of Palm Beach County. Mr. Mack

is currently 1st Assistant Commissioner of the Nassau County Police Department and the First Vice President of the Palm Beach Police Foundation and also serves on the Board of Directors of the United Nations Development Corporation of the State of New York. Mr. Mack currently serves as a member of the Board of Directors of the Metropolitan Transportation Authority of New York State and previously served as a member of the Board of Directors and as Vice Chairman of the New York Metropolitan Transportation Authority and on the Board of Directors and as Commissioner of the Port Authority of New York and New Jersey, and served as Vice Chairman of the New York Motor Vehicle Board. Additionally, for fourteen years, Mr. Mack was Deputy Superintendent, rank of Colonel, of the New York State Police. Mr. Mack received his B.A. degree in Business Administration from Hofstra University. Mr. Mack serves as a member of the Board of Directors pursuant to an agreement with the Company entered into at the time of the Company's combination with The Mack Company in December 1997. See "Certain Relationships and Related Transactions—Mack Agreement." Mr. Mack is the brother of William L. Mack. Based on Mr. Mack's years of experience with The Mack Company and his extensive knowledge and expertise of commercial real estate markets and office REIT operations, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Mack has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Lisa Myers, a director nominee, was nominated for her initial election as a member of the Board of Directors in 2019. In order to comply with certain technical requirements of Maryland law, Ms. Myers will be appointed to the Board of Directors prior to the Annual Meeting to fill the vacancy resulting from the increase in the size of the Board of Directors from ten to eleven members. Since 2017, Ms. Myers has been a partner at L Catterton, a global consumer focused private equity firm. Prior to joining L Catterton, from 2015 to 2016, Ms. Myers served as Co-Head of Global Partnership Investing at BTG Pactual, an investment strategy specializing in purchasing minority stakes in privately-held and publicly-traded companies to provide transformative capital. Prior to BTG Pactual, Ms. Myers served at Franklin Templeton for 19 years, where she was an Executive Vice-President and lead portfolio manager of some of Templeton's flagship global equity funds and institutional accounts, managing or co-managing more than $10 billion of assets. After Templeton, before entering the investment management industry, Ms. Myers practiced corporate and real estate law with Willkie, Farr & Gallagher in New York City, where she was involved in initial public offerings, mergers and acquisitions, loan initiations and restructurings and other securities-related transactions. She received a Bachelor of Arts degree from the University of Pennsylvania and a Juris Doctor degree from the Georgetown University Law Center and is a Chartered Financial Analyst. Based on Ms. Myers' significant investment and private equity experience, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Ms. Myers has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Alan G. Philibosian, a director nominee, has served as a member of the Board of Directors since 1997 and as a member of the Nominating and Corporate Governance Committee of the Board of Directors since 2000. In addition, Mr. Philibosian has served as a member of the Executive Compensation and Option Committee of the Board of Directors since 1997, and served as the chairman of said Committee from 2004 through 2016. Mr. Philibosian is counsel with the law firm of Harwood Lloyd LLC in Hackensack, New Jersey. Mr. Philibosian currently serves on the board of directors of the Armenian Missionary Association of America in Paramus, New Jersey and previously served as vice president and on its executive committee. Mr. Philibosian served as a commissioner of The Port Authority of New York and New Jersey from January 1995 through January 2003. While Commissioner, he served as chairman of the audit and construction committees and vice-chairman of the finance committee. Mr. Philibosian previously served on the board of directors of NorCrown Bank, Livingston, New Jersey, prior to its acquisition by Valley National Bancorp of New Jersey in 2005. Mr. Philibosian graduated Phi Beta Kappa from Rutgers College, and received his J.D. degree from Boston College Law School and his LL.M. degree in taxation from New York University. Based on

Mr. Philibosian's familiarity with the Company as a long-standing member of the Company's Board of Directors and his significant legal and financial background, and his experience as a director and his roles on various committees of the Board of Directors, together with his legal and financial background, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Philibosian has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Laura Pomerantz, a director nominee, was nominated for her initial election as a member of the Board of Directors in 2019. Since 2005, Ms. Pomerantz has served on the board of directors of G-III Apparel Group Limited, a publicly traded company listed on the NASDAQ Global Select Market, and currently serves as a member of its compensation committee. Since 2007, Ms. Pomerantz has served on the board of directors of Retail Opportunity Investments Corp., a publicly traded REIT listed on the NASDAQ Global Select Market, and currently serves as chair of its compensation committee. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Ms. Pomerantz or which Ms. Pomerantz held at any time during the past five years. Since 2014, Ms. Pomerantz has served as Vice Chairman, Head of Strategic Accounts at Cushman & Wakefield, a large commercial real estate services company. Prior to joining Cushman & Wakefield, from 2013 to 2014 Ms. Pomerantz was a principal and chief executive officer of Laura Pomerantz Real Estate, LLC, a real estate firm offering commercial real estate advisory and execution services. From 2001 until 2013, Ms. Pomerantz was a principal of PBS Real Estate, LLC, a real estate firm offering commercial real estate advisory and execution services. Prior to working at PBS Real Estate, LLC, Ms. Pomerantz served as a Senior Managing Director at Newmark & Company Real Estate, with senior level responsibilities for major tenant representation assignments. Prior to that, Ms. Pomerantz served as the Executive Vice President of The Leslie Fay Companies for 18 years. Previously, Ms. Pomerantz also served on the board of directors of AREA Properties, the former Apollo Real Estate. Ms. Pomerantz received a Bachelor of Arts degree from Miami Dade Community College. Based on Ms. Pomerantz's 22 years of executive-level commercial real estate experience and significant background in retail and manufacturing, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Ms. Pomerantz has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Irvin D. Reid, a director nominee, has served as a member of the Board of Directors since 1994 and as a member of the Audit Committee of the Board of Directors since 1998 and the Nominating and Corporate Governance Committee since 2016. During this time, specifically from 1998 through 2002, Dr. Reid served as chairman of the Audit Committee. Dr. Reid also has served as a member of the board of directors and as a member of both the audit committee and nomination and governance committee of The Pep Boys—Manny, Moe & Jack, from 2007 to 2012. Previously, Dr. Reid served as a member of the board of directors of the Handleman Company from 2003 to 2004 and from 2005 to 2008, and served as a member of the audit committee and the nominating and corporate governance committee of the Handleman Company. Dr. Reid also served as a member of the board of directors and a member of the audit committee of A. Schulman, Inc. from 2010 to 2016. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Dr. Reid or which Dr. Reid held at any time during the past five years. Dr. Reid has served on the Board of the Downtown Economic Development Corporation of the City of Detroit since 1999. Dr. Reid also has served as a member of the board of directors of Fleet Bank, N.A., from 1990 to 2002, and as a member of the Federal Reserve Board of Chicago-Detroit Branch, from 2003 to 2004 and from 2005 to 2008. From 2000 to 2011, Dr. Reid served as a member of The Michigan Economic Development Corporation Board, Executive and Finance Committees. Dr. Reid also previously served on the boards of First Tennessee Bank of Chattanooga and NatWest Bank, New Jersey and as a member of the board and chair of the trust committee of NatWest Bank, USA. Dr. Reid is president emeritus of Wayne State University in

Michigan, having served as president from 1997 to 2008. Dr. Reid left the presidency of Wayne State University in 2008 to become inaugural holder of the Eugene Applebaum Chair in Community Engagement and Director for the Forum on Contemporary Issues in Society (FOCIS). Prior to becoming the president of Wayne State University, Dr. Reid served as president of Montclair State University (formerly Montclair State College) in New Jersey from 1989 to 1997, and held positions of dean, School of Business Administration, and John Stagmaier Professor of Economics and Business Administration at the University of Tennessee at Chattanooga. Dr. Reid received his B.S. degree and M.S. degree in general and experimental psychology from Howard University. He earned his M.A. and Ph.D. degrees in business and applied economics from The Wharton School of Business and Finance at the University of Pennsylvania. Based on Dr. Reid's familiarity with the Company as a long-standing member of the Company's Board of Directors and his experience as a director of several public and private companies, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Dr. Reid has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Rebecca Robertson, a director nominee, was appointed to the Board of Directors in September 2016, and has served as a member of the Audit Committee since 2016. Since 2007, Ms. Robertson has served as the Chief Executive Officer and President of Park Avenue Armory in New York, New York. Prior to that, Ms. Robertson served as the Executive Director of the Lincoln Development Project, Inc. from 2000 to 2006. From 1997 to 2000, Ms. Robertson served as an executive with The Shubert Organization (New York's largest Broadway theater owner), responsible for real estate and new activities construction. In addition to leading the redevelopment of the Lincoln Center, Ms. Robertson also previously led the urban renewal project of the 13 acres around 42nd Street between Seventh and Eighth Avenues, serving as President of The 42nd Street Development Project, Inc. from 1987 through 1997. Ms. Robertson sits on the boards of directors of privately held not for profit companies The New 42nd Street, Inc. and Park Avenue Armory. Ms. Robertson received her B.A. and M.Sc. Pl. from the University of Toronto. Based on Ms. Robertson's experience overseeing major urban development projects, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Ms. Robertson has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Vincent Tese, a director nominee, has served as a member of the Board of Directors since 1997, has served as a member and chairman of the Nominating and Corporate Governance Committee of the Board of Directors since 2000, and has served as a member of the Executive Compensation and Option Committee of the Board of Directors since 1998, and served as chairman of said committee from 2000 until 2004. Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, chairman and chief executive officer of the Urban Development Corporation from 1985 to 1994, director of economic development for New York State from 1987 to 1994 and commissioner and vice chairman of the Port Authority of New York and New Jersey from 1991 to 1995. Mr. Tese also served as a partner in the law firm of Tese & Tese, a partner in the Sinclair Group, a commodities trading and investment management company, and a co-founder of Cross Country Cable TV. Mr. Tese is the former chairman of Cross Country Wireless. Mr. Tese also serves as a member of the board of directors of Madison Square Garden, Inc., is chairman of its audit committee and a member of its compensation committee. Mr. Tese also serves as a member of the board of directors of Intercontinental Exchange, Inc. and is chairman of its compensation committee. Mr. Tese also currently serves as a member of the board of directors of AMC Networks, Inc. Previously, Mr. Tese served as executive chairman of FCB Financial Holdings, Inc. from November 2009 until its sale in December 2018, and also previously served as a member of the boards of directors of Bowne & Company, Inc., Cablevision Systems Corporation and Retail Opportunity Investments Corporation. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Mr. Tese or which Mr. Tese held at any time during the past five years. Mr. Tese is also a member of the board of directors of New York Racing Association, Inc., and is chairman of Bond Street Holdings LLC and ICE Clear Credit LLC, an affiliate of Intercontinental Exchange, Inc. Mr. Tese also is a trustee of New York University School of Law and New York Presbyterian Hospital and is a member of the hospital's audit committee. Mr. Tese previously served as a member of the board of directors of Custodial Trust Company from 1996 to 2010, Xanboo, Inc. from 2000 to 2010, and Gamco Investors Inc. Et Al. from 2003 to 2007 and of The Bear Stearns Companies Inc. from 1994 to 2008. Mr. Tese has a B.A. degree in accounting from Pace University, a J.D. degree from Brooklyn Law School and an L.L.M. degree in taxation from New York University School of Law. Based on Mr. Tese's familiarity with the Company as a long-standing member of the Board of Directors, his legal and investment management background, and his experience from serving as a director of several public companies, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Tese has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

Vote Required and Board of Directors' Recommendation

        Bow Street has nominated four (4) persons for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors, making this a contested election. In a contested election, the Company's bylaws provide that the election will be determined on a plurality voting standard, with the eleven (11) nominees that receive the greatest number of "FOR" votes elected to the Board of Directors. Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of the director elections. Voting "withhold" with respect to a Bow Street nominee on its proxy card is NOT the same as voting "FOR" the Board of Directors' nominees on the WHITE proxy card because voting "withhold" on a Bow Street nominee on its Gold proxy card will revoke any previous proxy submitted by you, including any vote you may have made for the Board of Directors' nominees. The only way to support the Board of Directors' nominees is to vote "FOR" the Board of Directors' nominees on the WHITE proxy card and to disregard, and not return, any Gold proxy card that you receive from Bow Street. See "Policies Relating to the Election of Directors."

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE BY SIGNING, DATING AND RETURNING THE WHITE PROXY CARD. THE BOARD OF DIRECTORS DOES NOT ENDORSE ANY BOW STREET NOMINEES AND URGES YOU NOT TO VOTE USING THE GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS INSURGENT DIRECTOR NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS

Beneficial Ownership

        Set forth below is certain information as of April 16, 2019, including information with respect to the beneficial ownership of the Company's Common Stock, for (i) the members of the Board of Directors, (ii) the executive officers of the Company and (iii) the directors and executive officers of the Company as a group:

Name and Position	Age	First Elected	Term Expires	Number of Shares(1)(2)		Percent of Shares Outstanding(%)(3)	Percent of Shares Outstanding calculated on a full-diluted basis)(%)(4)
William L. Mack, Chairman of the Board(5)	79	1997	2019	2,494,078	(9)	2.69%	2.41%
Michael J. DeMarco, Chief Executive Officer and Director	59	2018	2019	2,047,403	(10)	2.22%	1.98%
Marshall B. Tycher, Chairman of Roseland	64	—	—	522,909	(11)	*	*
David Smetana, Chief Financial Officer	47	—	—	56,947	(12)	*	*
Giovanni M. DeBari, Chief Accounting Officer	47	—	—	16,450	(13)
Gary T. Wagner, General Counsel	58	—	—	94,253	(14)	*	*
Ricardo Cardoso, Chief Investment Officer	47	—	—	116,374	(15)	*	*
Nicholas Hilton, Executive Vice President, Leasing	39	—	—	51,147	(16)	*	*
Alan S. Bernikow, Lead Independent Director(6)	78	2004	2019	41,464		*	*
Nathan Gantcher, Director(6)(7)	78	1999	2019	106,464	(17)	*	*
David S. Mack, Director(5)	77	2004	2019	2,020,211	(18)	2.19%	1.95%
Lisa Myers, Director Nominee	51	2019	2019
Alan G. Philibosian, Director(7)(8)	65	1997	2019	25,314		*	*
Laura Pomerantz, Director Nominee	71	—	—
Irvin D. Reid, Director(6)(8)	78	1994	2019	25,980		*	*
Rebecca Robertson, Director(6)	68	2016	2019	11,130		*	*
Vincent Tese, Director(7)(8)	76	1997	2019	33,081		*	*
All directors, nominees and executive officers as a group (17 individuals)				7,663,205	(19)	7.86%	7.40%

*
Beneficial Ownership of less than 1.0% is omitted.

(1)
The limited partners of the Operating Partnership share with the Company, as general partner, in the net income or loss and any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, common Units are redeemable into shares of Common Stock on a one-for-one basis. Class B 2016 LTIP Units, Class C 2017 LTIP Units, Class D 2017 LTIP Units, Class E 2018 LTIP Units, Class F 2018 LTIP Units, Class G 2019 LTIP Units and Class H 2019 LTIP Units (collectively, "LTIP Units") of the Operating Partnership are convertible into common Units on a one-for-one basis upon vesting. Class AO LTIP Units are convertible into common Units based on the appreciation in value of the Company's Common Stock from the grant to through the conversion date, but is assumed to be on a one-for-one basis in the table above. See "Employment Contracts; Potential Payments Upon Termination or Change in Control—Michael J. DeMarco Class AO LTIP Award Agreement" for the conversion terms of the Class AO LTIP Units.

(2)
Except as otherwise noted below, all shares of Common Stock, common Units, LTIP Units (as converted into common Units), vested options, restricted stock units ("RSUs"), performance stock units ("PSUs"), and all restricted Common Stock are owned beneficially by the individual listed with sole voting and/or investment power.

(3)
Assumes redemption or conversion of only the Units in the Operating Partnership beneficially owned by such owner into shares of Common Stock and the exercise of vested options and all restricted Common Stock held only by such owner.

(4)
Assumes redemption or conversion of all outstanding Units in the Operating Partnership into shares of Common Stock and the exercise of all vested options and all restricted Common Stock.

(5)
In connection with the Company's combination with The Mack Company in December 1997, as more fully described under "Certain Relationships and Related Transactions—Mack Agreement," William L. Mack, Mitchell E. Hersh and Earle I. Mack were appointed to the Board of Directors. Pursuant to the Mack Agreement (as defined below), the Company has agreed, for as long as members of the Mack Group maintain at least the "Mack Significant Interest," to nominate Messrs. W. Mack, E. Mack and Hersh (or their successors) for successive terms upon the expiration of each term. See "Certain Relationships and Related Transactions—Mack Agreement." As of January 15, 2004, Earle I. Mack resigned from the Board of Directors and pursuant to the terms of the Mack Agreement, David S. Mack was designated as Earle I. Mack's successor and appointed to the Board of Directors. On May 11, 2015, Mr. Hersh retired from the Board of Directors at the expiration of his term at the 2015 annual meeting of stockholders. The Mack Group has not yet determined whether in future years it will seek to nominate someone for the third board seat to which it is entitled that was vacated in 2015 by Mr. Hersh. The Mack Group elected not to exercise this right in connection with the Annual Meeting. For the definition of "Mack Agreement" and "Mack Significant Interest," see "Certain Relationships and Related Transactions—Mack Agreement."

(6)
Member of the Audit Committee of the Board of Directors.

(7)
Member of the Executive Compensation and Option Committee of the Board of Directors.

(8)
Member of the Nominating and Corporate Governance Committee of the Board of Directors.

(9)
Includes 2,017,017 shares of Common Stock that may be issued upon the redemption of all of William L. Mack's limited partnership interests in the Operating Partnership. Also includes 100,000 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by the William & Phyllis Mack Foundation, Inc., a charitable foundation of which Mr. Mack is a trustee, and 330,097 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by The Mack 2010 Family Trust II, a trust that is a member of a Section 13(d) group with Mr. Mack. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Mack has specifically disclaimed beneficial ownership of the shares held by such foundation and trust.

(10)
Includes vested options to purchase 400,000 shares of the Common Stock, and 1,543,039 unvested LTIP Units.

(11)
Includes 489,868 unvested LTIP Units.

(12)
Includes 51,147 unvested LTIP Units.

(13)
Includes 13,356 unvested LTIP Units.

(14)
Includes 77,687 unvested LTIP Units.

(15)
Includes 77,687 unvested LTIP Units.

(16)
Includes 51,147 unvested LTIP Units.

(17)
Includes 2,500 shares of Common Stock held by The Gantcher Family 1986 Trust and 27,500 shares of Common Stock held by the Gantcher Family Limited Partnership over which Mr. Gantcher possesses sole or shared dispositive or voting power. Mr. Gantcher disclaims beneficial ownership of the shares owned by such trust and partnership.

(18)
Includes 1,756,947 shares of Common Stock that may be issued upon the redemption of all of David S. Mack's limited partnership interests in the Operating Partnership, 25,000 shares of Common Stock held by The David and Sondra Mack Foundation (the "Foundation"), of which Mr. Mack is a trustee, and 200,000 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by the Foundation. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Mack has specifically disclaimed beneficial ownership of the shares of Common Stock and limited partnership interests owned by the Foundation.

(19)
Includes all restricted Common Stock held by all seventeen executive officers, directors and director nominees, together with 6,763,292 shares of Common Stock that may be issued upon the redemption of all of the executive officers' and directors' limited partnership interests in the Operating Partnership, including common Units and LTIP Units. Also includes 630,097 shares of Common Stock that may be issued upon the conversion and/or redemption of all of the limited partnership interests in the Operating Partnership held by members of the directors' and executive officers' immediate families, trusts or charitable foundations of which they or their wives are trustees or entities over which they possess sole or shared dispositive or voting power. Also includes vested options to purchase 400,000 shares of Common Stock held by executive officers.

Biographical Information Concerning Executive Officers

        Biographical information concerning members of the Board of Directors is set forth above under the caption "Proposal No. 1—Election of Directors." Biographical information concerning executive officers is set forth below.

        Marshall B. Tycher serves as Chairman of the Company's Roseland Residential Trust ("Roseland") subsidiary and previously served as President of Roseland from October 2012 to February 2016. Mr. Tycher co-founded Roseland in 1992 and served as its President until its acquisition by the Company in October 2012. Prior to co-founding Roseland, Mr. Tycher served in various capacities with Lincoln Property Company from 1979 to 1992, including as Texas operating partner from 1981 to 1987, and as head of Lincoln Northeast Residential, Inc. from 1987 to 1992. Mr. Tycher received a BSBA from the University of Denver, a Juris Doctorate from Southern Methodist University and is a member of the Texas State Bar.

        David J. Smetana has served as Chief Financial Officer since February 2018. Mr. Smetana has over 20 years of real estate experience across a variety of roles. Most recently, he was a managing director and REIT securities analyst on Morgan Stanley Investment Management's Global REIT Securities Team from 2001 to 2017. Previously, Mr. Smetana was a REIT investment banker at Morgan Stanley and was part of Morgan Stanley's Real Estate Special Situations Fund from 1997 to 2001. Mr. Smetana received his Bachelor of Business Administration in Accounting from the University of Wisconsin-Madison and holds a CPA certificate in Virginia.

        Giovanni M. DeBari was appointed Chief Accounting Officer of the Company in March 2019. Mr. DeBari has served as Senior Vice President, Corporate Controller of the Company since 2015, and previously served as Vice President, Corporate Controller and as Assistant Corporate Controller since joining the Company in 1996. Prior to joining the Company, Mr. DeBari worked as a senior auditor specializing in real estate at the international accounting and consulting firm of PriceWaterhouseCoopers. Mr. DeBari is a certified public accountant with a Bachelor of Science from Rutgers Business School at Rutgers, The State University of New Jersey, and is a member of the American Institute of Certified Public Accountants and of the New Jersey Society of Certified Public Accountants.

        Gary T. Wagner has served as General Counsel and Secretary since May 2014 and as Vice President, Legal from November 2011 to May 2014. As General Counsel, Mr. Wagner manages the Company's legal affairs, including corporate governance, supervising outside legal counsel, overseeing risk management, ensuring environmental and legal compliance and the preparation of required disclosure documents. Mr. Wagner previously worked at the Robert Martin Company from 1989 until its acquisition by the Company in 1997, and has worked for the Company since 1997 and has held positions as assistant general counsel, associate general counsel, and senior associate general counsel. Prior to working for the Robert Martin Company, Mr. Wagner was an associate in the real estate department of Parker Chapin Flattau & Klimpl in New York City. He started his career as an associate in the real estate department in the Philadelphia office of Blank Rome. Mr. Wagner received his Bachelor of Arts in Political Science and Economics from Queens College and his Juris Doctor, cum laude, from Temple University.

        Ricardo Cardoso has served as Chief Investment Officer since September 2015 and has served in various capacities with the Company since 1997, most recently as Vice President of acquisitions. Prior to joining the company, Mr. Cardoso worked at the Robert Martin Company from 1994 to 1997. As Chief Investment Officer, Mr. Cardoso is responsible for sourcing new real estate acquisitions and identifying opportunities within the Company's portfolio for asset repositioning or disposition. Mr. Cardoso has a Bachelor of Business Administration in Finance from Iona College and is a member of NAIOP New Jersey and the real estate board of the March of Dimes, New Jersey chapter.

        Nicholas Hilton has served as the Executive Vice President, Leasing since February 2018. Mr. Hilton was a senior vice president at CBRE, where he had been for over 13 years and worked with firms like Mack-Cali, Bentall Kennedy, Royal Bank of Canada, Ernst & Young and The Boston Consulting Group. Mr. Hilton received his Bachelor of Arts in English from Rutgers University.

Certain Relationships and Related Transactions

        Mack Agreement.    In connection with the Company's combination with The Mack Company in December 1997, William L. Mack, Mitchell E. Hersh and Earle I. Mack were appointed to the Company's Board of Directors. Pursuant to an agreement (the "Mack Agreement") entered into between the Company and members of the Mack Group (as defined below) in connection with the Company's combination with The Mack Company, if any of Messrs. W. Mack, D. Mack or Hersh shall withdraw from the Board of Directors for any reason during their terms, the members of the Mack Group are entitled to designate their successors. The "Mack Group" includes William L. Mack, chairman of the Board of Directors, David S. Mack, director, Earle I. Mack, a former director of the Company, and Frederic Mack, a member of the Advisory Board of the Company. Effective January 15, 2004, Earle I. Mack resigned from the Board of Directors. Pursuant to the terms of the Mack Agreement, the Mack Group designated David S. Mack as the successor to Earle I. Mack's seat on the Board of Directors, and effective January 15, 2004, David S. Mack was appointed by the Board of Directors to fill Earle I. Mack's seat on the Board of Directors for the remainder of its term and was re-elected to the Board of Directors both at the 2005 Annual Meeting, the 2008 Annual Meeting, the 2011 Annual Meeting and the 2014 Annual Meeting. In addition, for as long as members of the Mack Group maintain at least the "Mack Significant Interest" (as defined below), the Mack Group has the right to re-nominate, and the Company will support, Messrs. W. Mack and D. Mack (or their successors) for re-election to the Board of Directors for successive terms upon the expiration of each term. The Mack Group has not yet determined whether in future years it will seek to nominate someone for the third board seat to which it is entitled that was vacated in 2015 by Mr. Hersh in connection with his separation from the Company. The Mack Group elected not to exercise this right in connection with the Annual Meeting. "Mack Significant Interest" means legal and beneficial ownership, in the aggregate, of not less than 3,174,603 shares of Common Stock and/or Units by Earle I. Mack, David S. Mack, Frederic Mack and William L. Mack, subject to certain restrictions and to adjustment for stock splits and other customary and similar stock dilutions.

        Tax Protection Agreements.    Through February 2016, the Company could not dispose of or distribute certain of its properties which were originally contributed by certain unrelated common unitholders of the Operating Partnership, without the express written consent of such common unitholders except in a manner which would not result in recognition of any built-in-gain (which may result in an income tax liability) or which reimbursed the appropriate specific common unitholders for the tax consequences of the recognition of such built-in-gains (collectively, the "Property Lock-Ups"). The aforementioned restrictions did not apply in the event that the Company sold all of its properties or in connection with a sale transaction which the Company's Board of Directors determined was reasonably necessary to satisfy a material monetary default on any unsecured debt, judgment or liability of the Company or to cure any material monetary default on any mortgage secured by a property. The Property Lock-Ups expired in February 2016.

        Upon the expiration of the Property Lock-Ups, the Company is generally required to use commercially reasonable efforts to prevent any sale, transfer or other disposition of the subject properties from resulting in the recognition of built-in gain to the specific common unitholders, which include members of the Mack Group (which includes William L. Mack, Chairman of the Company's Board of Directors; David S. Mack, director; and Earle I. Mack, a former director), the Robert Martin Group (which includes Robert F. Weinberg, a former director and current member of the Company's Advisory Board), and the Cali Group (which includes John R. Cali, a former director and current member of the Company's Advisory Board). As of December 31, 2018, 79 of the Company's properties, with an aggregate net book value of approximately $1.4 billion, have lapsed restrictions and are subject to these conditions.

        Acquisitions and Other Transactions.    Certain directors and executive officers of the Company (or members of their immediate families or related trusts) and persons who hold more than 5% of the outstanding shares of Common Stock (or Units in the Operating Partnership) had direct or indirect interests in certain transactions involving the Company, the Operating Partnership or their affiliates in the last fiscal year, as follows:

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  William L. Mack, Chairman of the Board of Directors, David S. Mack, a director of the Company, and Earle I. Mack, a former director of the Company, are the executive officers, directors and stockholders of Mack Management & Construction Corp. which leases approximately 7,034 square feet at one of the Company's office properties. The Company recognized $193,000 in revenue under this lease for the year ended December 31, 2018, and had no accounts receivable from the corporation as of December 31, 2018. The Company sold the property in January 2019.

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  In 2018, William L. Mack, Nathan Gantcher, David S. Mack, Alan G. Philibosian, Irvin D. Reid and Vincent Tese earned deemed stock dividends, calculated based upon the number of deferred stock units owned by each director as of the record date for each quarterly dividend earned in 2018, in the amounts of 820.767, 1,742.024, 1,363.657, 974.662, 1,327.287, and 2,039.463, respectively, pursuant to the Director's Deferred Compensation Plan, whereby each non-employee director is entitled to defer all or a specified portion of the annual compensation to be paid to such director. See "Compensation of Directors—Directors' Deferred Compensation Plan" herein below.

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  The adult children of Marshall Tycher, Chairman of Roseland, own minority equity interests in Energy Technology Services, Inc., a vendor to the Company. Additionally, Mr. Tycher's son-in-law is an employee of the vendor. The Company recognized $148,000 in expense for this vendor during the year ended December 31, 2018 and had no accounts payable to this vendor as of December 31, 2018.

        Policies and Procedures.    The Company has a written policy with respect to the review, approval and ratification of related person transactions. This policy applies to any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (i) the Company is a participant and (ii) any "related person" (defined as an employee, director, director nominee, an executive officer or someone who owns more than 5% of our common shares, or an immediate family member of any of the foregoing persons, with certain exceptions) has or will have a direct or indirect interest. Under the policy, the Company's General Counsel will determine whether a transaction meets the definition of a related person transaction that will require review by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will review all related person transactions referred to them and, based on the relevant facts and circumstances, will decide whether or not to approve such transactions. Only those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders will be approved. If the Company becomes aware of an existing related person transaction that was not approved under this policy, the matter will be referred to the Nominating and Corporate Governance Committee and it will evaluate all options available, including ratification, amendment or termination of the transaction.

        The Company has determined that, under the policy, the following types of transactions will be deemed to be pre-approved: (i) employment of an executive officer if the related compensation is required to be reported in the Company's proxy statement; (ii) employment of an executive officer if he or she is not an immediate family member of another executive officer or director of the Company, the related compensation would have been reported in the Company's proxy statement if he or she was a "named executive officer" and the Company's Executive Compensation and Option Committee approved (or recommended that the Board approve) such compensation; (iii) compensation paid to a director if the compensation is required to be reported in the Company's proxy statement; (iv) any transaction where the related person's interest arises solely from the ownership of the Company's Common Stock and all holders of the Company's Common Stock received the same benefit on a pro rata basis; (v) any transaction in which the rates or charges incurred are subject to governmental regulation; and (vi) any transaction involving bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

        Under the policy, the General Counsel's determination of whether a transaction meets the definition of a related person transaction is based upon his assessment of the transaction under Item 404 of Regulation S-K without regard to the amounts involved. The Company's policy provides that any related person transaction referred to the Nominating and Corporate Governance Committee for consideration is evaluated based on all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally.

        The policy prohibits a director from participating in any review, consideration or approval of any related person transaction with respect to which the director or any of his or her immediate family members is the related person. The policy also provides that the only transactions that may be approved are those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders.

Independence of the Board of Directors

        The Board of Directors has adopted the NYSE's standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that seven of ten of its current members, namely Alan S. Bernikow, Nathan Gantcher, Kenneth M. Duberstein, Alan G. Philibosian, Irvin D. Reid, Rebecca Robertson and Vincent Tese, are independent directors within the meaning of such NYSE independence standards in terms of independence from management. Additionally, the Board of Directors has determined that, if elected to the Board of Directors at the Annual Meeting, both Lisa Myers and Laura Pomerantz will be independent directors, such that if all of the Board of Directors' director nominees are elected at the Annual Meeting, eight of the eleven directors will be independent. In making this determination, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes of ownership (Forms 3, 4 and 5) of the Common Stock with the SEC and the NYSE. Executive officers, directors and greater than 10% holders are required by SEC regulations to furnish the Company with copies of such forms that they file.

        To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company, the Company believes that for the fiscal year 2018, its executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to such persons.

Environmental, Social and Governance ("ESG") Achievements and Initiatives

        The Company is dedicated to responsible environmental, social and community stewardship as an essential part of our mission to build a successful business and to shape the communities we serve throughout our portfolio, in addition to our workplace community. Below are some highlights of our commitment to ESG principles.

Environmental

        The Board of Directors believes that continued growth of stockholder value in a socially responsible manner is consistent with the Company's overall strategy to continue to enhance the Company's reputation as a property manager of choice and promotes an environmental strategy that supports "green" building initiatives. The Environmental Protection Agency (the "EPA") encourages companies to reduce greenhouse gas emissions and conserve energy through what is now a voluntary program, Energy Star. In 1999, the EPA introduced its national energy performance rating systems for buildings. The program provides assessment tools to help building managers achieve greater energy efficiency and realize associated cost savings. The Company has been an Energy Star partner since the inception of the program in 1999. As such, the Company is required to, among other things, further track and benchmark its energy performance and broaden its plan to reduce energy intensity across its properties by following the energy management strategy available through Energy Star. In addition, we have undertaken a number of green initiatives that not only conserve energy and reduce waste, but offer our tenants cost-effective incentives to promote sustainability efforts throughout our portfolio, including the following:

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  Energy Efficiency Efforts.  We have undertaken numerous projects to increase energy efficiency in heating and cooling the properties in our portfolio. As part of these efforts, we are continually improving the insulation in our buildings, utilizing energy efficient windows and doors, and refurbishing and replacing HVAC systems with more energy efficient systems. Additionally, in order to better identify energy efficiency projects that would have the greatest impact, we have begun to roll out new technology that allows for a comprehensive energy assessment of each building at our properties.

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  LED Lighting Upgrade.  In order to reduce energy consumption throughout our office and multi-family residential properties, we have focused on replacing outdated lighting technology with efficient LED lighting technology and smart lighting control systems in parking lots, common areas, and elevators. New properties are designed with this reduced energy consumption criteria in mind where applicable, and many of our existing properties are in the process of being converted from incandescent or fluorescent lighting to high efficiency LED. Our corporate office is equipped with automatic occupancy sensors and LED lighting to limit consumption and reduce our carbon footprint.

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  Waste Reduction.  In order to reduce waste, we are encouraging departments to sign up for electronic/paperless billing whenever available, and requesting vendors to send contracts and invoices electronically. We also encourage staff to recycle, reuse and rethink their use of resources.

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  Water Conservation.  We are renovating all restroom facilities across our entire portfolio to install sinks and toilets with sensors and low volume toilets to reduce water consumption.

Social

        Whether through time, effort or monetary donations, we are committed to nourishing the betterment of the communities we serve, and our employees play active roles in numerous charitable organizations. As a company, we have regularly supported Rising Tide Capital, Angels of Hope and Susan G. Komen in an effort to better serve the community we call home.

        We are also seek to foster a workplace where our employees are treated fairly and are highly motivated to succeed by promoting wellness initiatives, educational programs and leadership training and providing anti-bullying and anti-harrasment policies and training. We embrace diversity and are committed to providing equal employment opportunities for training, compensation, transfer, promotion and other aspects of employment for all qualified applicants and employees without regard to sex, race, color, religion, ethnicity, national origin, age, disability, sexual orientation, gender identity or gender expression.

Governance Matters

        In March 2018, the Board of Directors was expanded from nine to ten members by adding Michael J. DeMarco. The Board of Directors was further expanded from ten to eleven members in February 2019, and the Company has nominated Lisa Myers and Laura Pomerantz for election to the Board of Directors at the Annual Meeting. In order to comply with certain technical requirements of Maryland law, the Board of Directors also intends to appoint Ms. Myers to the Board of Directors prior to the Annual Meeting to fill the vacancy resulting from the increase in the size of the Board of Directors from ten to eleven members.

        We are dedicated to maintaining a high standard for corporate governance predicated on integrity, ethics, diversity and transparency. As part of these efforts, we have begun the process to create an environmental, societal and governance management committee consisting of executive officers and employees to help lead the effort in identifying and implementing policies that will improve our environmental, social and community stewardship and workplace environment.

        Our Board of Directors remains committed to the highest standard for corporate governance. All of our board members stand for re-election every year. Of our current seven independent directors, one is African American and one is female and we have nominated an additional two female candidates for election to our Board of Directors at the Annual Meeting. Additionally, in response to stockholder feedback solicited as part of our stockholder outreach efforts, we recently amended our bylaws to improve our corporate governance policies and procedures. Our new amended and restated bylaws now generally allow stockholders to propose amendments to the bylaws for approval by the stockholders. Additionally, each director nominee that is not elected by a majority of the votes cast in an uncontested election of directors is now required to tender their resignation for consideration by the Nominating and Corporate Governance Committee.

        During 2018, the entire Board of Directors met six (6) times and acted by unanimous written consent four (4) times. In 2018, no director attended fewer than 75% of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he or she served. The Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of stockholders, but the Company strongly encourages all members of the Board of Directors to attend its annual meetings and expects such attendance except in the event of exigent circumstances. All of the members of the Board of Directors at the time of the 2018 annual meeting of stockholders (the "2018 Annual Meeting") were in attendance at the 2018 Annual Meeting.

        Currently, the Company has separated the roles of Chief Executive Officer and Chairman of the Board. The Company believes that at this time the separation of these roles permits the Chairman of the Board to focus on oversight of the Company's long-term corporate development goals while the Chief Executive Officer focuses on the strategic direction of the Company and oversees the day to day performance of the other executive officers in executing the Company's business plan. In addition, in March 2014, the Board of Directors appointed Alan S. Bernikow as its Lead Independent Director. The Lead Independent Director acts as a liaison between the Chairman of the Board and the independent directors and advises the Chairman of the Board with respect to the quality, quantity and timeliness of the flow of information from management as necessary for the independent directors to perform their duties effectively and responsibly, including requesting that certain material be included in materials prepared for the Board of Directors, approving agendas for meetings of the Board of Directors, and ensuring that there is sufficient time for discussion of all agenda items at meetings of the Board of Directors. Stockholders may contact the Lead Independent Director as further described below under the heading "Stockholder Communications," and if requested by significant stockholders, the Lead Independent Director shall be available for consultation. The Board of Directors believes that its Lead Independent Director structure, including the duties and responsibilities described above, provides the same independent leadership, oversight, and benefits for the company and the Board of Directors that would be provided by an independent Chairman of the Board.

        The Lead Independent Director also shall preside at all meeting of the Board of Directors at which the Chairman of the Board is not present and all Executive Sessions of the Board of Directors consisting only of non-management directors. Such Executive Sessions will be held at least once per year, periodically as determined by the non-management directors, and will typically occur immediately following the regularly scheduled quarterly meetings of the Board of Directors, or at any other time and place as the Lead Independent Director or non-management directors may determine. Interested parties may submit matters for consideration to the non-management directors by utilizing the procedures identified under "Stockholder Communications" in this Proxy Statement. During 2018, the non-management directors met in Executive Session four (4) times.

        Pursuant to authority vested in the Audit Committee of the Board of Directors pursuant to its charter, the Audit Committee is responsible for overseeing the Company's financial risk exposure and the Company's risk assessment and risk management policies and procedures. The Audit Committee discharges its risk oversight responsibilities as part of its quarterly reviews of the Company's quarterly and annual financial statements by discussing with management, the Company's independent auditors and outside legal counsel the Company's risk profile, its financial risk exposure and its risk mitigation policies and procedures. In addition, the Executive Compensation and Option Committee, in consultation with the independent compensation consultant to the Executive Compensation and Option Committee, conducted an annual risk assessment of the Company's compensation programs as described under "Compensation Risk Assessment" in this Proxy Statement. The Company does not believe that the performance of these oversight functions by these committees has any effect on the leadership structure of the Board of Directors.

        The Board of Directors has adopted equity ownership guidelines that require each non-employee director to own an aggregate amount of Common Stock of the Company, units of limited partnership interest of Mack-Cali Realty, L.P. redeemable for shares of Common Stock of the Company or units under the Company's Deferred Compensation Plan for Directors equal in value to five (5) times the annual cash retainer paid to directors, currently $325,000. Such ownership level must be achieved by the later to occur of (i) March 8, 2019 or (ii) the three-year anniversary of the date the director is elected to the Board of Directors. All directors of the Company are in compliance with the equity ownership guidelines for directors, including Ms. Robertson who qualifies on the basis of being within the three-year transition period from her initial appointment to the Board of Directors in September 2016.

        In March 2012, the Board of Directors, on the recommendation of its Nominating and Corporate Governance Committee, adopted a retirement policy for directors. Pursuant to this policy, the Board of Directors has amended the Company's Corporate Governance Principles to provide that a director may neither stand nor be nominated for re-election to the Board of Directors after attaining the age of 80. The Board of Directors proactively considers the overall size and composition of the Board of Directors and reviews and monitors management development and succession planning activities. The Chief Executive Officer regularly presents management's perspective on business objectives and discusses their perspective on the Company's deep pool of talented employees and succession planning for the Company.

        The Board of Directors also has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors and the Chief Executive Officer.

        In accordance with Rule 10A-3 of the Exchange Act, the Audit Committee provides for employees to contact the audit committee in writing or by telephone, on a confidential, anonymous basis, to submit concerns regarding questionable accounting or auditing matters, and the Audit Committee has policies and procedures, subject to the Company's internal controls, for the retention, and treatment of complaints.

Meetings of Committees of the Board of Directors

        The Board of Directors has three committees: the Audit Committee, the Executive Compensation and Option Committee, and the Nominating and Corporate Governance Committee.

        Audit Committee.    The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Alan S. Bernikow, chairman, Nathan Gantcher, Irvin D. Reid and Rebecca Robertson. The Audit Committee authorizes and approves the engagement of the Company's independent registered public accountants, reviews with the Company's independent registered public accountants the scope and results of the audit engagement, approves or establishes pre-approval policies for all professional audit and permissible non-audit services provided by the Company's independent registered public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company's internal control over financial reporting, disclosure controls and procedures and internal audit function. The Audit Committee also assists the Board of Directors in overseeing (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the quarterly evaluation of the performance of the internal audit functions performed by the Company's internal auditors, (4) the Company's independent registered public accounting firm's qualifications and independence, and (5) the performance of the Company's independent registered public accountants. See "Report of the Audit Committee of the Board of Directors" below. The Board of Directors has determined that each of the members of the Audit Committee is an "independent" director within the meaning of the NYSE Independence Standards and Rule 10A-3 promulgated by the SEC under the Exchange Act. The Board of Directors also has determined that each of Alan S. Bernikow, Nathan Gantcher, Irvin D. Reid and Rebecca Robertson satisfies applicable financial literacy standards of the NYSE, and that Alan S. Bernikow qualifies as an Audit Committee Financial Expert under applicable SEC Rules. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committee of three other public companies. The Board of Directors has determined that Mr. Bernikow's simultaneous service on the audit committees of these other public companies will not impair his ability to effectively serve on the Company's Audit Committee and fulfill his duties as its chairman. The Audit Committee met four (4) times during 2018.

        Executive Compensation and Option Committee.    The Executive Compensation and Option Committee consists of Nathan Gantcher, chairman, Kenneth M. Duberstein, Alan G. Philibosian and Vincent Tese. The Executive Compensation and Option Committee is responsible for implementing the Company's compensation philosophies and objectives, establishing remuneration levels for executive officers of the Company and implementing the Company's incentive programs, including the Company's stock option and incentive plans. The Board of Directors has determined that each of the members of the Executive Compensation and Option Committee is an "independent" director within the meaning of the NYSE Independence Standards, Rule 10C-1 promulgated by the SEC under the Exchange Act, and meets the "outside director" requirements of Section 162(m) of the Internal Revenue Code, as amended (the "Code"), and is a "non-employee" director under Rule 16b-3 under Section 16 of the Exchange Act. The Executive Compensation and Option Committee met seven (7) times in 2018.

        Pursuant to its charter, the primary purposes of the Executive Compensation and Option Committee are (i) to assist the Board of Directors in discharging its responsibilities in respect of compensation of the Company's executive officers; and (ii) to review and administer the Company's compensation and benefit programs. In addition, pursuant to its charter, the Executive Compensation and Option Committee is responsible for establishing and reviewing annual and long term corporate goals and objectives relevant to compensation of the Company's executive officers in light of performance goals and objectives. The Executive Compensation and Option Committee has sole authority to determine and approve the compensation levels of the executive officers. Except for the delegation of authority to the Chief Executive Officer to grant certain de minimis equity compensation awards to non-executive employees of the Company, the Executive Compensation and Option Committee has not delegated, and does not delegate, any of its responsibilities to any other person. The manner in which the committee discharges its responsibilities is described under the heading "Compensation Discussion & Analysis" below.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of Vincent Tese, chairman, Kenneth M. Duberstein, Alan G. Philibosian and Irvin D. Reid. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an "independent" director within the meaning of the NYSE Independence Standards. The Nominating and Corporate Governance Committee met three (3) times in 2018.

        The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors the slate of directors to be nominated at the Annual Meeting. The Nominating and Corporate Governance Committee will consider recommendations for nominees for directorships submitted by stockholders, provided that the Nominating and Corporate Governance Committee will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for Nominating and Corporate Governance Committee appointments or recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees, to the Company's General Counsel following the same procedures as described in "Stockholder Communications" in this Proxy Statement. In order for the Nominating and Corporate Governance Committee to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the General Counsel by the time period set forth in the Company's most recent proxy statement for the submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. The General Counsel shall then deliver any such communications to the Chairman of the Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee analyzes, on an annual basis, Board member skills and attributes, and recommends to the Board of Directors appropriate individuals for nomination as Board members. Based on the Company's strategic plan, the Nominating and Corporate Governance Committee developed a skills matrix to assist it in considering the appropriate balance of experience, skills and attributes required of a director and to be represented on the Board as a whole. The skills matrix is periodically reviewed and updated by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee evaluates potential Board candidates against the skills matrix.

        The skills matrix has two sections—a list of core criteria that every member of the Board should meet and a list of skills and attributes desired to be represented collectively on the Board. The skills matrix reflects the following core director criteria that should be satisfied by each director or nominee:

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  Service on no more than six other public company boards;

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  High integrity and ethical standards;

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  Standing and reputation in the individual's field;

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  Risk oversight ability with respect to the particular skills of the individual director;

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  Understanding of and experience with complex public companies or like organizations; and

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  Ability to work collegially and collaboratively with other directors and management.

        The skills matrix reflects the following skills and attributes desired to be represented collectively on the Board as a whole:

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  Independence under the Company's Standards for Director Independence and NYSE listing requirements, subject to waiver based on the Nominating and Corporate Governance Committee's business judgment;

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  Corporate governance expertise;

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  Financial expertise;

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  Commercial real estate industry expertise;

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  Diversity;

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  Legal expertise;

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  Capital markets expertise;

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  Political/land use/environmental policy expertise; and

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  Technology/business process expertise.

        Our Nominating and Corporate Governance Committee strives to maintain a balance of tenure on the Board of Directors. Long-serving directors bring valuable experience with our company and familiarity with the challenges it has faced over the years, while newer directors bring fresh perspective and new ideas.

        Although the Nominating and Corporate Governance Committee does not have a formal diversity policy, it endeavors to comprise the Board of Directors and its committees of members with a broad mix of professional and personal backgrounds. Thus, the Nominating and Corporate Governance Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the Nominating and Corporate Governance Committee takes into account how a candidate's professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee's overall qualifications, the Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to the Board of Directors, the Nominating and Corporate Governance Committee will also consider the director's history of attendance at board and committee meetings, the director's preparation for and participation in such meetings, and the director's tenure as a member of the Board of Directors.

Available Information

        The Board of Directors has adopted written charters for the Audit Committee, the Executive Compensation and Option Committee, and the Nominating and Corporate Governance Committee. The Company makes available free of charge on or through its internet website items related to corporate governance matters, including, among other things, the Company's corporate governance principles, charters of the various committees of the Board of Directors, and the Company's code of business conduct and ethics applicable to all employees, officers and directors. The Company's internet website is www.mack-cali.com. The Company intends to disclose on its internet website any amendments to or waivers from its code of business conduct and ethics as well as any amendments to its corporate governance principles or the charters of the various committees of the Board of Directors. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Mack-Cali Realty Corporation, Investor Relations Department, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.

Stockholder Communications

        All stockholder communications must (i) be addressed to the General Counsel of the Company, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311 or at the General Counsel's internet e-mail address at generalcounsel@mack-cali.com; (ii) be in writing either in print or electronic format; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for a specific director(s), the entire Board of Directors, the Nominating and Corporate Governance Committee, the Lead Independent Director, or all non-management directors; (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder's intention to hold or dispose of such shares, provided that the Board of Directors and the Nominating and Corporate Governance Committee will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under either SEC Rule 14a-8 of Regulation 14A under the Exchange Act or the advanced notice provisions of our bylaws; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate. See "Submission of Stockholder Proposals."

        Upon receipt of a stockholder communication that is compliant with the requirements identified above, the General Counsel shall promptly deliver such communication to the appropriate board or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the Chairman of the Board of Directors with a copy to the Chief Executive Officer, the Chairman of the Nominating and Corporate Governance Committee, or the Lead Independent Director or all non-management directors, as the case may be.

        The General Counsel may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more directors and executive officers of the Company, except that in processing any stockholder communication addressed to the Lead Independent Director or the Executive Sessions of non-management directors, the General Counsel may not copy any member of management in forwarding such communication to the Lead Independent Director.

Stockholder Outreach and Ability to Amend Bylaws

        In late 2017 and early 2018, management communicated with several of the Company's largest institutional stockholders to seek feedback on the Company's corporate governance policies and procedures. As a result of this stockholder outreach, on March 14, 2018, the Board of Directors adopted the Second Amended and Restated Bylaws of the Company, as further amended on April 30, 2018, which amend the Company's previous bylaws to generally allow a stockholder to propose amendments to the Company's bylaws for approval by the stockholders at an annual or special meeting of the stockholders. Amendments to the Company's bylaws must be submitted in compliance with the Company's policies and procedures for stockholder communications, and are subject to approval by the stockholders by the affirmative vote of a majority of all votes entitled to be cast by the stockholders on the matter. See "Stockholder Communications" and "Submission of Stockholder Proposals."

Policies Relating to the Election of Directors

        Elections of the Board of Directors are conducted in accordance with the Company's Charter, bylaws and the laws of the state of Maryland and provide that directors are to be elected at a meeting of the Company's stockholders by a majority of the votes cast in an uncontested election and by a plurality of votes cast in a contested election. Under the Company's bylaws and Corporate Governance Principles, if in any uncontested election of directors, a director nominee does not receive a majority of votes cast "for" his or her election, such director nominee shall promptly tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will then promptly evaluate all relevant factors relating to the election results, including, but not limited to: (i) the underlying reasons why a majority of affirmative votes was not received (if ascertainable); (ii) the director's background, experience and qualifications; (iii) the director's length of service on the Board of Directors and contributions to the Company; and (iv) whether the director's service on the Board of Directors is consistent with applicable regulatory requirements, listing standards, the Company's Corporate Governance Principles and the corporate governance guidelines of independent voting advisory services such as Institutional Shareholder Services.

        Subject to any applicable legal or regulatory requirements, the Nominating and Corporate Governance Committee shall, within ninety (90) days from the date of the stockholder vote, decide whether to accept the resignation, reject the resignation or, if appropriate, conditionally reject the resignation and retain the director in office only if the underlying causes of the votes cast "against" the director can be promptly and completely cured. A full explanation of the Nominating and Corporate Governance Committee's decision will be promptly publicly disclosed in a periodic or current report filed with the Securities and Exchange Commission. Any director who tenders his or her resignation pursuant to this principle and any non-independent director will not participate in the deliberations and decisions made hereunder. In addition, a director shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee if such director's principal occupation or business association changes substantially during his or her tenure as a director.

        Bow Street has nominated four (4) persons for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. As a result, the election of directors at the Annual Meeting will be a contested election, in which directors will be elected by a plurality of votes cast.

Report of the Audit Committee of the Board of Directors

        The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the Company's financial accounting and reporting process, selection of critical accounting policies, system of internal control, internal audit function, audit process for monitoring compliance with laws and regulations and the Company's standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its charter.

        The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process, including its system of internal control over financial reporting. The Company's independent registered public accountants, PricewaterhouseCoopers LLP, are responsible for expressing opinions on the conformity of the Company's 2018 audited financial statements to accounting principles generally accepted in the United States of America and the effectiveness of the Company's internal control over financial reporting as of December 31, 2018. The Audit Committee discussed with the Company's independent registered public accountants the overall scope and plans for its audits. The Audit Committee met with the Company's independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the fiscal 2018 audited financial statements with the Company's management, including the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

  2.
  The Audit Committee has discussed with the Company's independent registered public accountants the matters required to be discussed by the statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board;

  3.
  The Audit Committee has received the written disclosures and the letter from the Company's independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant's communications with the Audit Committee concerning independence, and has discussed with the Company's independent registered public accountants the independent registered public accountants' independence from management and the Company; and

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

        The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein. Each of the members of the Audit Committee is independent as defined under the standards of the NYSE and the SEC, and meets all other requirements of such exchange and of such rules of the SEC.

AUDIT COMMITTEE Alan S. Bernikow, Chairman Nathan Gantcher Irvin D. Reid Rebecca Robertson

COMPENSATION DISCUSSION AND ANALYSIS

Our Strategic Transformation

        The Company is continuing to pursue a comprehensive strategic initiative (the "Strategic Plan") which includes the following strategic objectives:

  •
  Reduce expenses;

  •
  Exit non-core assets;

  •
  Diversify a portion of the Company's real estate assets from almost exclusively commercial office properties to a mix of commercial office properties and multi-family residential properties; and

  •
  Develop and acquire multi-family residential properties in core areas for the Company, including but not limited to the New Jersey waterfront area.

        The Company's Strategic Plan represents a major step in the transformation of the Company's portfolio. The Company believes that the opportunity to invest in multi-family development properties at higher returns on cost will position the Company to potentially produce higher levels of net operating income than if the Company were to purchase only stabilized multi-family properties at market returns. However, the Company anticipates that income from its multi-family properties will increase slowly over time as its development projects underway are placed in service. The Company continued to implement the Strategic Plan throughout 2018.

2018 Business Highlights

        During 2018, the Company continued its further progress toward the strategic objectives set forth in the Strategic Plan. Specifically, the Company executed on the following key accomplishments:

  •
  Completed the sale of 30 non-core properties for an aggregate of $385.1 million in sales proceeds;

  •
  Improved the composition of the Company's portfolio by increasing the percentage of residential assets in the portfolio from 22.7% to 29.1%;

  •
  Delivered 1,212 multi-family units in 2018, 82.8% of which were leased as of December 31, 2018, with Roseland's stabilized operating portfolio 95.9% leased as of December 31, 2018;

  •
  Increased the Roseland ownership interest in multi-family residential assets from 67.29% in 2017 to 75.66% in 2018, with only 130 remaining residential units in which Roseland has a subordinated interest; and

  •
  Continued the development of the Company's core assets, with 2,321 residential units and hotel rooms in construction and 6,284 residential developable units along the waterfront at December 31, 2018.

Stockholder Say-on-Pay Advisory Vote

        In 2018, we sought a stockholder say-on-pay advisory vote regarding executive compensation, and approximately 97.9% of the votes cast were in favor of our executive compensation. The Compensation Committee viewed this 97.9% stockholder approval as being strongly supportive of the actions undertaken by the Compensation Committee in 2017 and 2018. The Compensation Committee believes its compensation actions in 2018 aligned the Company's executive compensation plans with stockholder expectations. We currently intend to continue to seek an annual stockholder say-on-pay advisory vote regarding executive compensation.

Executive Compensation Objectives	• Attracting, motivating and retaining key talent;

•

Tying compensation to the achievement of key short- and long-term objectives, including the Company's Core FFO per share, Core Adjusted FFO per share, and individual objectives, in the case of the annual cash incentive program, and absolute and relative total shareholder return ("TSR"), in the case of the long-term incentive program; and

• Aligning management's interests with those of stockholders.
Factors Guiding Compensation Decisions	• Performance against pre-established short- and long-term objectives aligned with the Strategic Plan;
• Stockholder feedback;
• General market pay and governance practices; and
• Mitigating compensation risk.
Summary of 2018 Compensation Program for Mr. DeMarco, our Chief Executive Officer

•

Total compensation opportunities targeted at levels that are generally comparable to target total compensation levels for the chief executive officer of the Peer Group REITs (as defined below in the Compensation Discussion & Analysis under the heading "Process for Determining Compensation");

•

80% of the annual cash incentive plan award based on pre-determined Company performance objectives, which align compensation with key annual financial (e.g., Core FFO and Core Adjusted FFO), and the remaining 20% based on individual and strategic achievements;

•

75% of target long-term equity incentive awards allocated to performance-based long-term incentive plan ("LTIP") Units, granted under a multi-year, outperformance plan (the "2018 OPP"), under which the full awards will only be earned if, over the three-year performance period, the Company achieves a thirty-six percent (36%) absolute TSR and if the Company is at or above the 75th percentile of TSR versus the equity office REITs in the NAREIT Equity Office Index. Fifty percent (50%) of earned awards are subject to an additional two-year ratable service-vesting period; and

• 25% of target long-term equity incentive awards allocated to time-Based LTIP Units that cliff-vest at the end of three years.

        The Compensation Committee believes that the Company's overall executive compensation program incorporates many compensation elements that are considered best practices, including:

  •
  All of the Company's equity compensation plans prohibit the repricing of underwater options and do not contain any evergreen features;

  •
  No current equity compensation agreements or awards for any executive officers provide for tax gross-up payments;

  •
  Executive perquisites are limited to vehicle allowances in de minimis amounts;

  •
  There are no minimum or guaranteed bonus or cash incentive plan amounts for any executive officers;

  •
  All severance arrangements with the Company's current executive officers pursuant to their respective employment or LTIP Unit award agreements, as applicable, provide reasonable severance benefits, and require a double-trigger for payouts of severance and acceleration of equity in the event of a change of control;

  •
  Employees, officers and directors are prohibited from engaging in any margin, hedging, or pledging activities in respect of the Company's securities; and

  •
  Equity ownership guidelines for the Chief Executive Officer require that he owns at least 250,000 equity securities of the Company, which he currently satisfies.

        In addition, the Compensation Committee and the Board of Directors have committed to adopt, promptly upon effectiveness of final SEC and NYSE rules under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, a clawback policy for executive officers.

Compensation Consultant

        Role of the Compensation Consultant.    In 2018, the Compensation Committee retained FW Cook as its independent Compensation Consultant. The Compensation Committee retains its compensation consultant to assist with structuring the Company's various compensation programs and determining appropriate levels of salary, annual cash incentive plan and other compensatory awards payable to the Company's executive officers and key employees. In 2018, FW Cook assisted on all relevant matters, including assisting with respect to: (i) assessing the Company's and management's performance relative to the Peer Group REITs; (ii) market ranges for salaries, annual cash incentive and long-term incentive compensation opportunities; (iii) compensation and governance practices relative to ISS and Glass Lewis policy guidelines; and (iv) structuring annual and long-term incentive compensation plans for management.

        Determination of Compensation Consultant's Objectivity.    The Compensation Committee recognizes that it is essential to receive objective advice from its outside compensation consultant. FW Cook was engaged by the Compensation Committee to act as an independent outside consultant to the Compensation Committee. The Compensation Committee closely examines the safeguards and steps that FW Cook takes to ensure that its executive compensation consulting services are objective. The Compensation Committee takes into consideration that:

  •
  The Compensation Committee hired and has the authority to terminate the engagement of its consultants for executive compensation related services;

  •
  A compensation consultant is engaged by and reports directly to the Compensation Committee for all executive compensation services; and

  •
  A compensation consultant has direct access to members of the Compensation Committee during and between meetings.

        FW Cook performed only executive, board and other compensation-related services for the Compensation Committee, and did not perform, directly or indirectly through an affiliate, any other services for the Company in 2018. Based on a consideration of factors deemed relevant to the Compensation Committee regarding FW Cook, including without limitation the independence factors specified in Section 303A.05 of the NYSE Listed Company Manual, including the nature of the services provided, the amount of the compensation consultant's fees, its policies and procedures to prevent conflicts of interest, its business or personal relationships with our directors and executive officers, and its stock ownership in us, the Compensation Committee concluded that FW Cook is independent and that the work that they perform for the Compensation Committee has not raised any conflict of interest.

Process for Determining Compensation

        For its competitive analysis to assist the Committee in developing pay opportunities for 2018, FW Cook used a peer group consisting of the following fourteen office and diversified REITs: Brandywine Realty Trust, Columbia Property Trust, Corporate Office Properties Trust, Inc., Cousins Properties, Douglas Emmett, Inc., Empire State Realty Trust, Equity Commonwealth, Gramercy Property Trust, Highwoods Properties, Inc., Hudson Pacific Properties, Lexington Realty Trust, Paramount Group, Inc., Piedmont Office Realty Trust, and Washington REIT (collectively, the "Peer Group REITs"). The Compensation Committee used this analysis to evaluate the competitiveness of base salary, target annual cash incentive plan award, equity awards and target total compensation opportunities for the named executive officers, including the assessment of individual components of compensation. The Compensation Committee did not target a specific percentile of the Peer Group REITs for any compensation determinations but used the compensation data from Peer Group REITs as a factor in determining the appropriateness of compensation amounts generally.

        The Compensation Committee, with assistance from the Compensation Consultant, and based upon the recommendations of the Chief Executive Officer with respect to the other named executive officers, determines the appropriate combination of cash and equity-based compensation to pay to the Company's executives and establishes performance metrics for annual cash incentive plan awards in consideration of its primary objectives with respect to executive compensation. In determining the appropriate mix of such compensation and the appropriate amounts of any discretionary components, the Compensation Committee considers the Compensation Consultant's competitive analyses of the Company's overall compensation arrangements. The Chief Executive Officer is responsible for the strategic direction and long-term planning for the Company and oversees the day to day performance of the other named executive officers. As such, the Compensation Committee believes that the input of the Chief Executive Officer is necessary information for it to evaluate the performance of the other named executive officers and make recommendations for their compensation packages. While the Compensation Committee considers the recommendations of the Chief Executive Officer with respect to his own compensation, the Chief Executive Officer does not participate in the Compensation Committee's determination of his own compensation and the Compensation Committee's determinations with respect to the Chief Executive Officer's compensation are not based on such recommendations.

        The performance of the Company's named executive officers in office at the end of 2018 was evaluated at the end of 2018 (in the first quarter of 2019, after all financial information relative to the 2018 performance metrics for the annual cash incentive plan awards had been determined based on the Company's annual report on Form 10-K for the year ended December 31, 2018) by the Compensation Committee, with assistance from the Compensation Consultant, to determine performance relative to the 2018 performance metrics for the annual cash incentive plan awards. The Compensation Committee did not make any compensation determinations for Mr. Krug in 2018 (other than pursuant to his separation agreement), as Mr. Krug's employment as Chief Financial Officer was terminated effective February 21, 2018 prior to the Compensation Committee's deliberations on 2018 compensation matters.

Components of Compensation in 2018

        For 2018, the Company's executive compensation program consisted of the following elements: (1) annual base salary; (2) annual cash incentive plan award; and (3) awards of performance-based and service-based LTIP Units of the Operating Partnership.

        The allocation of each component of executive compensation was determined by the Compensation Committee, based upon its review of the Peer Group REIT data compiled by its Compensation Consultant and input from the Chief Executive Officer. Pursuant to the authority vested in the Compensation Committee set forth in its charter, it has complete discretion with respect to the compensation of the named executive officers.

        Base Salaries.    Base salaries are the fixed component of total compensation, and are established at levels the Compensation Committee deems appropriate for the function each executive officer performs. Base salaries are reviewed annually and with assistance from the Compensation Consultant and may be adjusted upward by the Compensation Committee from time to time. The table below sets forth the base salaries for the named executive officers in 2017 and 2018:

Executive Officer	2017 Base Salary	2018 Base Salary
Michael J. DeMarco	$800,000	$800,000
Marshall B. Tycher	$800,000	$800,000
David J. Smetana	N/A	$450,000
Ricardo Cardoso	$440,000	$450,000
Gary T. Wagner	$400,000	$450,000
Mitchell E. Rudin	$800,000	$800,000
Robert Andrew Marshall	$450,000	$450,000

        The Compensation Committee determined that 2018 base salaries for Messrs. DeMarco and Mr. Tycher would remain the same as their 2017 base salaries. When Mr. Smetana was hired in February 2018, the Compensation Committee established his base salary at $450,000, which is what the Compensation Committee deemed an appropriate and competitive level for the Chief Financial Officer of the Company. The Compensation Committee increased base salaries for Messrs. Cardoso, Wagner, and Marshall to $450,000, based on their assessment of competitive market base salaries, as well as internal parity among similarly-situated executives at the Company. The Compensation Committee did not consider any changes to Mr. Rudin's base salary in 2018, and Mr. Rudin's employment with the Company was terminated effective June 5, 2018. Mr. Marshall's employment with the Company was terminated effective October 31, 2018.

        Annual Cash Incentive Plan Compensation.    The Company's policy of awarding annual cash incentive plan awards is designed to specifically relate executive pay to Company and individual performance and to provide financial rewards for the achievement of substantive Company objectives.

        The Compensation Committee adopted and the Board of Directors approved an annual cash incentive plan for the named executive officers for 2018, which was designed to directly support the Company's short-term goals in furtherance of the Strategic Plan.

        For 2018, the Compensation Committee established annual cash incentive award opportunities for each named executive officer as a percentage of base salary, which awards were fixed by the terms of their respective employment agreements, as follows:

Executive	Threshold	Target	Maximum
Michael J. DeMarco	50%	125%	200%
Marshall B. Tycher	50%	125%	200%
David J. Smetana	50%	75%	100%
Ricardo Cardoso	50%	75%	100%
Gary T. Wagner	50%	75%	100%
Robert Andrew Marshall	50%	75%	100%

        The Compensation Committee did not establish an annual cash incentive plan award opportunity for Mr. Rudin in 2018 and Mr. Rudin's employment with the Company was terminated effective June 5, 2018. The determination of 2018 annual cash incentive plan awards for the named executive officers was based 80% on Company performance measures and 20% on the Compensation Committee's assessment of individual performance. The 2018 Company performance measures approved by the Compensation Committee and ratified and adopted by the Board of Directors were as follows:

Metric	Weight	Threshold	Target	Maximum
Core Funds From Operations (FFO) per Share(1)	40%	$1.75	$1.85	$1.95
Core Adjusted FFO per Share(2)	40%	$0.90	$0.95	$1.00
Discretionary (Individual Performance)	20%	Determined for each individual

(1)
Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company's performance over time. For a reconciliation of FFO to net income, see Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Funds From Operations, beginning on page 62 of the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

(2)
Core Adjusted FFO is defined as Core FFO less (i) tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, and (iii) other non-cash, income, plus (iv) other non-cash charges.

        Target Core FFO per share was set by the Compensation Committee at the midpoint of the Core FFO per share guidance published by the Company in February 2018. The Target Core FFO and Target Core Adjusted FFO for 2018 were lower than the Target Core FFO and Target Core Adjusted FFO goals and actual performance for 2017 based on the reduction of the properties in the Company's portfolio resulting from the disposition of 30 office properties and developable land in 2018 for gross sales proceeds of $385.1 million pursuant to the Strategic Plan. The deployment of proceeds from those dispositions to repay outstanding debt of the Company and investment in multi-family residential acquisitions and development were not expected to contribute to FFO in 2018.

        In March 2019, after the filing of the Company's Annual Report on Form 10-K for the year-ended December 31, 2018, the Compensation Committee assessed the performance of the named executive officers in 2018 relative to the above 2018 performance measures for the Company and made the following determination:

        Core FFO per share was $1.83 per share, between threshold and target performance.

        Core Adjusted FFO per share for 2018 was $1.05 per share, exceeding the maximum performance goal by $0.05 per share.

        The discretionary component of each executive's 2018 performance awards was determined by the Compensation Committee based on the Committee's assessment of each executive's achievements in 2018 and contribution to the progress made in furthering the Company's long-term business strategy, including substantial completion of the disposition of non-core assets and development and lease-up of multi-family residential properties in furtherance of the Strategic Plan. The total 2018 cash incentive plan payouts for each of the named executive officers under the cash incentive plan were as follows:

Executive Officer	2018 Bonus
Michael J. DeMarco	$1,312,000
Marshall B. Tycher	$1,312,000
David J. Smetana	$396,000
Ricardo Cardoso	$396,000
Gary T. Wagner	$396,000
Mitchell E. Rudin(1)	$0
Robert Andrew Marshall(2)	$0

(1)
Mr. Rudin's employment was terminated effective June 5, 2018.

(2)
Mr. Marshall's employment was terminated effective October 31, 2018.

        Long-Term Incentives.    The Company utilizes long-term incentive compensation in the form of service-based and performance-based equity awards to focus executives on the long-term performance of the Company, retain key executives, to align their interests with those of our stockholders, and to promote the success and enhance the value of the Company. The Compensation Committee, together with the Compensation Consultant, designed the long-term incentives for the named executive officers to be strongly tied to objective, quantifiable long-term performance metrics in line with current trends and recognized corporate governance "best practices."

        2018 Long-Term Incentive Grants.    In April 2018, the Compensation Committee adopted and the Board of Directors approved the grant of long-term incentive plan ("LTIP") awards to the management teams of the Company and Roseland, including all of the Company's executive officers (the "2018 LTIP Awards"). The design of the program was similar to the design of the LTIP Awards granted to the management team of the Company in 2016 and 2017. All of the 2018 LTIP Awards were in the form of LTIP Units and were made under the stockholder approved Mack-Cali Realty Corporation 2013 Incentive Stock Plan (the "2013 Plan").

        As with the 2016 and 2017 equity awards, the Compensation Committee determined to award a significant portion of the 2018 LTIP Awards in the form of performance-based awards, pursuant to the 2018 Outperformance Plan adopted by the Company's Board of Directors, consisting of a multi-year, performance-based equity compensation plan and related forms of award agreements (the "2018 OPP"), to better align executive and stockholder interests by tying executive performance to TSR. For Messrs. DeMarco and Tycher, approximately seventy-five percent (75%) of the 2018 LTIP Awards were in the form of a performance-based award (the "2018 PBV LTIP Units") under the 2018 OPP. The remaining approximately twenty-five percent (25%) of the 2018 LTIP Awards for Messrs. DeMarco and Tycher were in the form of a time-based award that will cliff vest after three years on April 20, 2021 (the "2018 TBV LTIP Units"). For all other named executive officers, fifty percent (50%) of the 2018 LTIP was Awards were in the form of 2018 PBV LTIP Units and fifty percent (50%) of the 2018 LTIP Awards were in the form of 2018 TBV LTIP Units.

        The 2018 OPP is designed to align the interests of senior management to relative and absolute TSR performance of the Company over a three-year performance period from April 20, 2018 through April 19, 2021. The senior management team that received 2018 LTIP Awards under the 2018 OPP includes seven of the Company's executive officers in 2018, including all of the named executive officers other than Mitchell Rudin. Participants in the 2018 OPP will only earn the full awards if, over the three-year performance period, the Company achieves a thirty-six percent (36%) absolute TSR and if the Company is in the 75th percentile of TSR performance versus the equity office REITs in the NAREIT Equity Office Index.

        Participants in the 2018 OPP have the opportunity to vest in 2018 PBV LTIP Units that ultimately may be settled in common stock of the Company according to the following schedules, with linear interpolation for performance between levels:

	Absolute TSR (50% of total 2018 PBV LTIP Units)		Relative TSR (50% of total 2018 PBV LTIP Units)
Performance Level	Company Absolute 3-Year TSR	Payout as % of LTIP Units	CLI 3-Year TSR Percentile Rank	Payout as % of LTIP Units
< Threshold	< 18%	0%	< 35th Percentile	0%
Threshold	18%	25%	35th Percentile	25%
Target	27%	62.5%	55th Percentile	62.5%
Maximum	36%	100%	75th Percentile	100%

        If the designated performance objectives are achieved, 2018 PBV LTIP Units are also subject to subsequent time-based vesting requirements, with 50% of earned 2018 PBV LTIP Units vesting at the end of the performance period on April 19, 2021, and the remaining 50% of earned 2018 PBV LTIP Units vesting 25% each on April 19, 2022 and April 19, 2023.

        The named executive officers of the Company received the following 2018 LTIP Awards in the amounts set forth in the table below. The Compensation Committee determined to increase the grant date fair value of Mr. DeMarco's target 2018 LTIP Award by $500,000, as compared to his 2017 LTIP Award, in recognition of his successful transition from Chief Operating Officer to Chief Executive Officer during 2017 and the additional responsibilities he assumed without the appointment of a successor Chief Operating Officer. The Compensation Committee did not issue 2018 LTIP Awards to Mr. Rudin and Mr. Rudin's employment with the Company was terminated effective June 5, 2018:

Executive Officer	2018 TBV LTIP Units(1)	2018 Maximum PBV LTIP Units(2)
Michael J. DeMarco	58,997	340,136
Marshall B. Tycher	32,448	187,075
David J. Smetana	8,850	17,007
Ricardo Cardoso	11,799	22,676
Gary T. Wagner	11,799	22,676
Robert Andrew Marshall	11,799	22,676

(1)
Calculated based on the grant date fair value of $16.95, the closing price of the Company's common stock as reported on the New York Stock Exchange on April 19, 2018.

(2)
Calculated based on the grant date fair value of $8.82, calculated using the Monte Carlo method, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions.

        LTIP Units were issued on April 20, 2018, but will remain subject to forfeiture depending on the extent that the 2018 LTIP Awards vest. The number of LTIP Units to be issued initially to recipients of the 2018 PBV LTIP Awards is the maximum number of LTIP Units that may be earned under the awards. The number of LTIP Units that actually vest for each award recipient will be determined at the end of the performance measurement period. TSR for the Company and for the Index over the three-year measurement period and other circumstances will determine how many LTIP Units vest for each recipient; if they are fewer than the number issued initially, the balance will be forfeited as of the performance measurement date.

        Prior to vesting, recipients of LTIP Units will be entitled to receive per unit distributions equal to one-tenth (10%) of the regular quarterly distributions payable on a common unit of limited partnership interest in the Operating Partnership (a "Common Unit"), but will not be entitled to receive any special distributions. Distributions with respect to the other nine-tenths (90%) of regular quarterly distributions payable on a Common Unit will accrue but shall only become payable upon vesting of the LTIP Unit. After vesting of the 2018 TBV LTIP Units or the end of the measurement period for the 2018 PBV LTIP Units, the number of LTIP Units, both vested and unvested, will be entitled to receive distributions in an amount per unit equal to distributions, both regular and special, payable on a Common Unit.

        LTIP Units are designed to qualify as "profits interests" in the Operating Partnership for federal income tax purposes. As a general matter, the profits interests characteristics of the LTIP Units mean that initially they will not be economically equivalent in value to a Common Unit. If and when events specified by applicable tax regulations occur, LTIP Units can over time increase in value up to the point where they are equivalent to Common Units on a one-for-one basis. After LTIP Units are fully vested, and to the extent the special tax rules applicable to profits interests have allowed them to become equivalent in value to Common Units, LTIP Units may be converted on a one-for-one basis into Common Units. Common Units in turn have a one-for-one relationship in value with shares of the Company's common stock, and are redeemable on a one-for-one basis for cash or, at the election of the Company, shares of the Company's common stock.

        The 2018 LTIP Awards granted to Mr. DeMarco are in lieu of, and shall supersede and replace, the long-term incentive plan awards for calendar year 2018 contemplated by paragraph 4(b) of his original employment agreement with the Company dated June 5, 2015.

        2016 Outperformance Plan ("2016 OPP").    In 2016, the Compensation Committee granted a significant portion of executive officer long-term incentives in the form of performance-based LTIP Units (the "2016 PBV LTIP Units"), which could be earned based on the Company's relative and absolute TSR measured over the three-year from March 8, 2016 through March 7, 2019. The Company's relative and absolute TSR performance were both below the threshold levels, resulting in no 2016 PBV LTIP Units being earned under the 2016 OPP.

        Severance and Change-in-Control Payments.    Each of our named executive officers for 2018 was subject to an employment agreement with the Company. These agreements provide for certain severance benefits in the event of termination of their employment in certain circumstances. These benefits are commonly offered among peer companies, and therefore enable us to attract and retain key talent. In particular, they ensure the retention of our named executive officers when considering potential transactions which may create uncertainty as to their continued employment. The employment agreements for each of the named executive officers that were in effect in 2018 provided for severance payments in the event of involuntary termination without cause or constructive termination for good reason and double trigger severance benefits in the event of a change in control that are generally 1.5 times the sum of annual base salary and bonus for the named executive officer. See "Executive Compensation—Employment Contracts; Potential Payments Upon Termination or Change in Control" for a summary of the terms and conditions of the severance provisions in the employment agreements of the named executive officers.

        On June 14, 2018, the Company entered into a separation and general release agreement with Mr. Rudin pursuant to which Mr. Rudin's employment by the Company was terminated effective as of June 5, 2018. On October 31, 2018, the Company, through Roseland, entered into a separation and consulting agreement with Mr. Marshall pursuant to which Mr. Marshall's employment by Roseland was terminated on October 31, 2018 and he provided consulting services through March 31, 2019. See "Executive Compensation—Employment Contracts; Potential Payments Upon Termination or Change in Control" for a summary of the terms and conditions of the severance provisions in the separation agreements with Messrs. Rudin and Marshall.

Benefits and Other Compensation

        401(k) Savings Plan.    The Company maintains a tax-qualified defined contribution plan for the benefit of all its eligible employees, including the named executive officers. The provisions and features of the plan apply to all participants in the plan, including the named executive officers. Eligible employees may elect to defer from one percent up to 60 percent of their annual compensation on a pre-tax basis to the 401(k) Plan, subject to certain limitations imposed by federal law. The amounts contributed by employees are immediately vested and non-forfeitable. The Company may make discretionary matching or profit sharing contributions to the 401(k) Plan on behalf of eligible participants in any plan year. Participants are always 100 percent vested in their pre-tax contributions and will begin vesting in any matching or profit sharing contributions made on their behalf after two years of service with the Company at a rate of 20 percent per year, becoming 100 percent vested after a total of six years of service with the Company. All contributions are allocated as a percentage of compensation of the eligible participants for the Plan year. The assets of the 401(k) Plan are held in trust and a separate account is established for each participant. A participant may receive a distribution of his or her vested account balance in the 401(k) Plan in a single sum or in installment payments upon his or her termination of service with the Company. In 2018, there were $886,000 in discretionary matching or profit sharing contributions made by the Company to the plan on behalf of all employees, including $66,000 on behalf of the named executive officers.

        Other Compensation.    The Company offers limited perquisites to certain of its executive officers in the form of vehicle allowances. See note 3 under "Executive Compensation—Summary Compensation Table." The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees, nor does it offer non-qualified defined contribution plans.

Equity Ownership Guidelines

        The Company has Equity Ownership Guidelines for the Chief Executive Officer. The Compensation Committee believes the Equity Ownership Guidelines further align the interests of the Chief Executive Officer with stockholder value and requires each executive to own an aggregate of 250,000 shares of the Company's Common Stock ("Shares") or any derivatives that may be settled in shares of the Company's common stock ("Derivatives"), in any combination of Shares or Derivatives as determined in the sole discretion of the executive. The Chief Executive Officer currently satisfies these ownership guidelines.

Anti-Hedging/Anti-Pledging Policy

        The Board of Directors has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors and the Chief Executive Officer.

Compensation Risk Assessment

        In setting compensation, the Compensation Committee considers the risks to our stockholders and to achievement of our goals that may be inherent in our compensation programs. At the direction of the Compensation Committee, we conducted a risk assessment of our compensation programs, including our executive compensation programs. The Compensation Committee reviewed and discussed the findings of this assessment and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incent employees to take unnecessary or excessive risks. Although a significant portion of our executive's compensation is performance-based and "at-risk," we believe our executive compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on the Company. We considered the following elements of our executive compensation plans and policies when evaluating whether such plans and policies encourage our executives to take unreasonable risks:

  •
  We set performance criteria that we believe are reasonable in light of past performance and market conditions, and we use a variety of performance metrics that we believe correlate to long-term creation of stockholder value and that are affected by management decisions;

  •
  Our executive compensation program includes an appropriate balance of fixed versus variable pay, cash versus equity, and short-term versus long-term incentive compensation elements.

  •
  We provide a significant portion of long-term incentive compensation in the form of LTIP Units. The amounts ultimately earned under the awards are tied to how we perform over a three-year measurement period based on attainment of absolute and relative TSR performance, which focuses management on sustaining our long-term performance;

  •
  Assuming achievement of at least a minimum level of performance, payouts under our performance-based awards have a range of payout opportunity and may result in some compensation at levels below full target achievement, rather than an "all-or-nothing" approach; and

  •
  The Compensation Committee considers non-financial and other qualitative performance factors in determining actual compensation payouts.

In sum, we believe our executive compensation program is structured so that (i) we maintain a conservative risk profile that and aims to achieve strong stockholder returns and long-term results; (ii) we avoid the type of disproportionately large short-term incentives that could encourage executives to take risks that may not be in our long-term interests; (iii) we provide incentives to manage for long-term performance; and (iv) a considerable amount of wealth of our executives is tied to our long-term success. We believe this combination of factors encourages our executives to manage the Company in a prudent manner. The Compensation Committee specifically considered compensation risk implications during its deliberations on annual cash incentive plan awards and performance metrics for all executive officers.

Executive Compensation and Option Committee Report

        The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and the Company's proxy statement relating to the Annual Meeting of stockholders to be held on June 12, 2019. This report is provided by the following independent directors, who comprise all of the members of the Compensation Committee:

EXECUTIVE COMPENSATION AND OPTION COMMITTEE OF THE BOARD OF DIRECTORS Nathan Gantcher, Chairman Kenneth M. Duberstein Alan G. Philibosian Vincent Tese

Executive Compensation and Option Committee Interlocks and Insider Participation

        The Compensation Committee consists of Nathan Gantcher, Chairman, Kenneth M. Duberstein, Alan G. Philibosian and Vincent Tese. No member of the Compensation Committee was at any time in 2018 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure as a related-person transaction in the section "Certain Relationships and Related Transactions." No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or Compensation Committee at any time in 2018.

EXECUTIVE COMPENSATION

        The following table sets forth certain information concerning the compensation of all persons who served as chief executive officer or chief financial officer during 2018, and the three most highly compensated executive officers of the Company other than those persons who served as chief executive officer or chief financial officer in 2018 (collectively, the "Named Executive Officers") for the Company's fiscal years ended December 31, 2018, 2017 and 2016, respectively:

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)		Option Awards($)	Non-Equity Incentive Plan Compensation($)(1)	All Other Compensation($)		Total ($)
Michael J. DeMarco	2018	800,000		3,999,999	(2)		1,312,000	—		6,111,999
Chief Executive Officer	2017	800,000		3,499,988			1,160,000	—		5,459,988
	2016	750,000		1,808,869			1,500,000	—		4,058,869
Marshall B. Tycher	2018	800,000		2,199,995	(2)		1,312,000	18,000	(3)	4,329,995
Chairman of Roseland	2017	800,000		2,199,999			1,160,000	18,000		4,177,999
	2016	750,000		1,808,869			1,500,000	18,000		4,076,869
David J. Smetana(4)	2018	402,281		300,009	(2)		396,000	13,800	(3)	1,112,090
Chief Financial Officer	—	—		—			—	—		—
	—	—		—			—	—		—
Ricardo Cardoso	2018	450,000		399,995	(2)		396,000	15,600	(3)	1,261,595
Chief Investment	—	—		—			—	—		—
Officer	—	—		—			—	—		—
Gary T. Wagner	2018	450,000		399,995	(2)		396,000	15,600	(3)	1,261,595
General Counsel and	—	—		—			—	—		—
Secretary	—	—		—			—	—		—
Mitchell E. Rudin(5)	2018	344,292		—			—	2,592,129	(6)	2,936,421
Former Vice Chairman	2017	800,000		1,000,016			480,000	—		2,280,016
	2016	750,000		1,808,869			1,500,000	—		4,058,869
Anthony Krug(7)	2018	125,000		—			—	1,462,665	(3)(6)	1,587,665
Former Chief Financial	2017	500,000		400,012			375,000	15,600		1,290,612
Officer	2016	500,000		290,883			400,000	15,600		1,206,483
Robert Andrew Marshall(8)	2018	375,000		399,995	(2)		—	66,333	(3)(6)	841,328
Former President and	2017	450,000		299,989			337,500	15,600		1,103,089
EVP Development of	2016	450,000		872,671			450,000	15,600		1,788,271
Roseland

(1)
The 2018 annual cash incentive plan awards were paid on March 6, 2019 in respect of 2018 performance based on the achievement of the 2018 performance metrics. See "Compensation Discussion and Analysis—Components of Compensation in 2018—Cash Incentive Plan Compensation."

(2)
Amounts shown represent the grant date fair value of LTIP Unit awards granted to each of the named executive officers in 2018, as calculated in accordance with Accounting Standards Codification Topic 718 ("ASC 718"). For a discussion of the Company's assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies—Stock Compensation, to the Company's financial statements beginning on page 82 of the Company's Annual Report on Form 10-K for the year ended December 31, 2018. In 2018, the grant date fair value of LTIP Unit awards subject to time-based vesting conditions for Messrs. DeMarco, Tycher, Smetana, Cardoso, Wagner and Marshall in the amounts of 58,997, 32,448, 8,850, 11,799, 11,799 and 11,799 LTIP Units, respectively, was $16.95 per Unit, the closing price of the Company's common stock as reported on the New York Stock Exchange on April 19, 2018, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions. The grant date fair values for the LTIP Unit awards subject to performance-based vesting conditions for Messrs. DeMarco, Tycher, Smetana, Cardoso, Wagner and Marshall in the maximum amounts of 340,136, 187,075, 17,007, 22,676, 22,676 and 22,676 LTIP Units, respectively, was $8.82 per Unit calculated using the Monte Carlo method, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions. All of Mr. Marshall's LTIP Units granted in 2018 were cancelled and forfeited upon his termination on October 31, 2018.

(3)
Includes annual vehicle allowances for Messrs. Tycher, Smetana, Cardoso, Wagner, Krug, and Marshall in the amounts of $18,000, $13,800, $15,600, $15,600, $4,800, and $13,800, respectively.

(4)
Mr. Smetana became Chief Financial Officer on February 20, 2018.

(5)
Mr. Rudin's employment with the Company was terminated effective June 5, 2018.

(6)
In connection with the termination of their employment, Messrs. Krug, Rudin and Marshall received $42,000, $34,047 and $7,533 in COBRA payments, respectively. Additionally, Messrs. Krug and Rudin received $1,415,865 and $2,558,082, respectively, in severance payments and Mr. Marshall received $45,000 in consulting fees. See "Executive Compensation—Employment Contracts; Potential Payments Upon Termination or Change in Control."

(7)
Mr. Krug's employment as Chief Financial Officer was terminated on February 20, 2018, and he provided transition services to the Company through March 31, 2018.

(8)
Mr. Marshall's employment with the Company was terminated effective October 31, 2018.

Grants of Plan-Based Awards

								All Other Stock Awards: Number of Shares of Stock or Units		Grant Date Fair Value of Stock and Option Awards($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(1)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Michael J. DeMarco	4/20/2018				85,034	212,585	340,136	—		3,000,000	(1)
	4/20/2018				—	—	—	58,997	(2)	999,999	(2)
		400,000	1,000,000	1,600,000
Marshall B. Tycher	4/20/2018				46,769	116,922	187,075	—		1,650,002	(1)
	4/20/2018				—	—	—	32,448	(2)	549.994	(2)
		400,000	1,000,000	1,600,000
David J. Smetana	4/20/2018				4,252	10,629	17,007	—		150,002	(1)
	4/20/2018				—	—	—	8,850	(2)	150,008	(2)
		225,000	337,500	450,000
Ricardo Cardoso	4/20/2018				5,669	14,173	22,676	—		200,002	(1)
	4/20/2018				—	—	—	11,799	(2)	199,993	(2)
		225,000	337,500	450,000
Gary T. Wagner	4/20/2018				5,669	14,173	22,676	—		200,002	(1)
	4/20/2018				—	—	—	11,799	(2)	199,993	(2)
		225,000	337,500	450,000
Robert Andrew Marshall(3)	4/20/2018				5,669	14,173	22,676	—		200,002	(1)
	4/20/2018				—	—	—	11,799	(2)	199,993	(2)
		225,000	337,500	450,000

(1)
Represents LTIP Unit awards subject to performance based vesting conditions. The grant date fair value of $8.82 per LTIP Unit was calculated using the Monte Carlo method, disregarding for this purpose the estimate of forfeitures related to time based vesting conditions, and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined in accordance with ASC 718 in accordance with instruction 8 to Item 402(d) of Regulation S K. The LTIP Units subject to performance based vesting may be earned after the end of the three year performance period ending April 19, 2021, with 50 percent of the LTIP Units based on the achievement of absolute TSR and 50 percent based on achievement of relative TSR. 50 percent of earned performance-based LTIP Units vest on April 19, 2021, and the remainder vest in two equal installments of 25 percent each on April 19, 2022 and April 19, 2023. See "Compensation Discussion and Analysis—Components of Compensation in 2018—Long Term Incentives."

(2)
Represents LTIP Unit awards subject to time-based vesting conditions with a grant date fair value per Unit of $16.95, the closing price of the Company's common stock as reported on the New York Stock Exchange on April 19, 2018, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions. The LTIP Units subject to time-based vesting shall vest after three years on April 19, 2021. See "Compensation Discussion and Analysis—Components of Compensation in 2018—Long-Term Incentives."

(3)
Mr. Marshall's employment was terminated effective October 31, 2018. Pursuant to the Marshall Separation Agreement, Mr. Marshall forfeited all of the LTIP Units granted to him in 2018.

        On April 20, 2018, the Company granted LTIP awards to senior management of the Company, including the Company's executive officers (the "2018 LTIP Awards"). All of the 2018 LTIP Awards were in the form of LTIP Units and constitute awards under the 2013 Plan. For Messrs. DeMarco and Tycher, approximately seventy-five percent (75%) of the 2018 LTIP Awards were in the form of a performance-based award (the "2018 PBV LTIP Units") under the Company's Outperformance Plan (the "2018 OPP") adopted by the Company's Board of Directors, consisting of a multi-year, performance-based equity compensation plan and related forms of award agreement. The remaining approximately twenty-five percent (25%)of the 2018 LTIP Awards for Messrs. DeMarco and Tycher were in the form of a time-based award that will cliff vest after three years on April 19, 2021 (the "2018 TBV LTIP Units"). For all other executive officers, approximately fifty percent (50%) of the 2018 LTIP Awards were in the form of 2018 PBV LTIP Units and approximately fifty percent (50%) of the 2018 LTIP Awards were in the form of 2018 TBV LTIP Units.

        The 2018 OPP is designed to align the interests of senior management to relative and absolute performance of the Company over a three-year performance period from April 20, 2018 through April 19, 2021. Participants in the 2018 OPP will only earn the full awards if, over the three-year performance period, the Company achieves a thirty-six percent (36%) absolute TSR and if the Company's TSR is in the 75th percentile of performance as compared to the office REITs in the NAREIT index.

        If the designated performance objectives are achieved, 2018 PBV LTIP Units are also subject to time-based vesting requirements, with 50% of earned 2018 PBV LTIP Units vesting at the end of the performance period on April 19, 2021, and the remaining 50% of earned 2018 PBV LTIP Units vesting in two equal installments of 25% each on April 19, 2022 and April 19, 2023.

        LTIP Units will remain subject to forfeiture depending on the extent that the 2018 LTIP Awards vest. The number of LTIP Units to be issued initially to recipients of the 2018 PBV LTIP Awards is the maximum number of LTIP Units that may be earned under the awards. The number of LTIP Units that actually vest for each award recipient will be determined at the end of the performance measurement period. TSR for the Company and for the Index over the three-year measurement period and other circumstances will determine how many LTIP Units vest for each recipient; if they are fewer than the number issued initially, the balance will be forfeited as of the performance measurement date.

        Prior to vesting, recipients of LTIP Units will be entitled to receive per unit distributions equal to one-tenth (10 percent) of the regular quarterly distributions payable on a common unit of limited partnership interest in the Operating Partnership (a "common unit"), but will not be entitled to receive any special distributions. Distributions with respect to the other nine-tenths (90 percent) of regular quarterly distributions payable on a common unit will accrue but shall only become payable upon vesting of the LTIP Unit. After vesting of the 2018 TBV LTIP Units or the end of the measurement period for 2018 PBV LTIP Units, holders of LTIP Units, both vested and unvested, pending satisfaction of the time-based vesting requirements, will be entitled to receive distributions in an amount per unit equal to distributions, both regular and special, payable on a common unit.

 Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Michael J. DeMarco	400,000	(2)	—	17.31	06/05/2025	—		—	—		—
	—		—	—	—	114,481	(3)	2,242,683	419,004	(4)	8,208,288
Marshall B. Tycher	—		—	—	—	75,882	(3)	1,486,528	247,698	(4)	4,852,404
David J. Smetana	—		—	—	—	8,850	(3)	173,372	17,007	(4)	333,167
Ricardo Cardoso	—		—	—	—	19,935	(3)	390,527	27,531	(4)	539,332
Gary T. Wagner	—		—	—	—	19,935	(3)	390,527	27,531	(4)	539,332
Mitchell E. Rudin	400,000	(2)	—	17.31	06/05/2025	—		—	—		—
Robert Andrew Marshall(5)	—		—	—	—	22,120	(5)	433,331	28,880	(5)	565,759

(1)
Market value is based upon a market price of the Common Stock of $19.59 per share, the closing price of the Common Stock on the NYSE on December 31, 2018, the last trading day of 2018.

(2)
On June 5, 2015, Messrs. DeMarco and Rudin were each granted 400,000 unvested options to purchase Common Stock at an exercise price of $17.31 per share pursuant to their initial employment agreements with the Company dated June 5, 2015. 200,000 of such options vested in three equal annual installments commencing June 5, 2016. Pursuant to the Rudin Separation Agreement, all of the unvested options held by Mr. Rudin vested on June 5, 2018. The remaining 200,000 of such options would vest if the Company's common stock trades at or above $25.00 per share for thirty (30) consecutive trading days while the executive is employed, or on or before June 30, 2019 if the executive is employed for the entire term of his employment agreement through December 31, 2018 (except if the executive's employment has been terminated by the Company for cause following expiration of the employment term). These 200,000 price vesting options vested on July 5, 2016.

(3)
On March 8, 2016, Messrs. DeMarco, Tycher, Cardoso and Wagner were issued LTIP Unit awards subject to time-based vesting in the amounts of 23,041, 23,041, 3,687 and 3,687 LTIP Units, respectively. On April 4, 2017, Messrs. DeMarco, Tycher, Cardoso and Wagner were issued LTIP Unit awards subject to time-based vesting in the amounts of 32,443, 20,393, 4,449 and 4,449 LTIP Units, respectively. On April 20, 2018, Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner were issued LTIP Unit awards subject to time-based vesting in the amounts of 58,997, 32,448, 8,850, 11,799 and 11,799.

(4)
Includes LTIP Unit awards subject to performance-based vesting assuming the threshold payout level for 2016 and 2017 awards and assuming the maximum payout level for 2018 awards, With respect to awards made on March 8, 2016, includes 29,747, 29,747, 1,487 and 1,487 LTIP Units for Messrs. DeMarco, Tycher, Cardoso and Wagner, respectively. Based on actual performance as of December 31, 2018, none of these LTIP Units were earned. With respect to awards made on April 4, 2017, includes 49,121, 30,876, 3,368 and 3,368 LTIP Units for Messrs. DeMarco, Tycher, Cardoso and Wagner, respectively. Based on actual performance as of December 31, 2018, none of these LTIP Units were earned. With respect to awards made on April 20, 2018, includes 340,136, 187,075, 17,007, 22,676 and 22,676 for Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner, respectively. Based on actual performance as of December 31, 2018, these LTIP Units are reported at maximum payout level.

(5)
Pursuant to Mr. Marshall's separation agreement from the Company, Mr. Marshall will continue to vest in all of the 22,120 time-based LTIP Units and 28,880 of the 35,697 performance-based LTIP Units issued to him on March 8, 2016. All other equity awards previously issued to Mr. Marshall expired and were forfeited and cancelled, effective as of October 31, 2018, including the remaining 6,817 performance-based LTIP Units originally issued on March 8, 2016, the 4,449 time-based LTIP Units and 13,473 performance-based LTIP Units originally issued on April 4, 2017, and the 11,799 time-based LTIP Units originally issued on April 20, 2018, and 22,676 performance-based LTIP Units originally issued in April 20, 2018. See "Executive Compensation—Potential Payments Upon Termination or Change in Control" for a complete itemization of the payments to Mr. Marshall pursuant to his separation agreement.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Michael J. DeMarco			61,472	(2)	1,195,016
			6,830	(3)	132,775
Mitchell E. Rudin			61,472	(2)	1,195,016
			6,830	(3)	132,775

(1)
Amounts shown calculate the value realized based upon a market price of the Common Stock of $19.44 per share, the closing price of the Common Stock on the NYSE on June 5, 2018, the date of vesting of the PSUs and the RSUs.

(2)
Includes 56,326 PSUs and 5,146 dividend equivalent PSUs that vested on June 5, 2018.

(3)
Includes 6,258 RSUs and 572 dividend equivalents RSUs that vested on June 5, 2018.

Pension Benefits

        The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees.

Non-Qualified Deferred Compensation

        The Company does not offer non-qualified defined contribution or other deferred compensation plans to its executive officers or employees.

Employment Contracts; Potential Payments Upon Termination or Change in Control

        The following discussion includes descriptions of the material terms of employment agreements and certain incentive equity award agreements between the Company and Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner. It also includes descriptions of the material terms of separation agreements between the Company and Messrs. Rudin and Marshall.

        Michael J. DeMarco Employment Agreement.    On June 5, 2015, the Company entered into an employment agreement with Mr. DeMarco (the "2015 DeMarco Employment Agreement"). The term of the 2015 DeMarco Employment Agreement expired on December 31, 2018. On March 13, 2019, the Company entered into a new employment agreement with Mr. DeMarco, effective as of January 1, 2019 (the "2019 DeMarco Employment Agreement"), that replaced the 2015 DeMarco Employment Agreement.

        Pursuant to the 2019 DeMarco Employment Agreement, the Company has agreed to employ Mr. DeMarco, and Mr. DeMarco has agreed to be employed by the Company, as the Chief Executive Officer of the Company, for a period commencing on January 1, 2019 and ending on December 31, 2022 (the "Term"), unless Mr. DeMarco's employment is earlier terminated in accordance with the 2019 DeMarco Employment Agreement.

        Pursuant to the 2019 DeMarco Employment Agreement, Mr. DeMarco will be entitled to the following compensation and benefits:

  •
  an annual base salary of $800,000 (which is the same amount as Mr. DeMarco's base salary for 2018), subject to potential annual merit increases (but not decreases);

  •
  a threshold bonus opportunity of 75% of Mr. DeMarco's then current annual base salary, a target annual bonus opportunity of 150% of his then current annual base salary, and a maximum bonus opportunity of 250% of his then current annual base salary, to be determined based on attainment of performance criteria for each fiscal year to be determined by the Board of Directors or the Compensation Committee; and

  •
  the grant of 625,000 Class AO LTIP Units of limited partnership interests in the Operating Partnership, which will have the terms and conditions set forth in a Class AO Long-Term Incentive Plan Award Agreement, dated as of March 13, 2019 (the "Class AO LTIP Award Agreement"), between the Company and Mr. DeMarco (as described below).

        In addition, Mr. DeMarco will be entitled to customary employee benefits under the Company's health and welfare plans.

        The 2019 DeMarco Employment Agreement provides for certain severance payments to Mr. DeMarco, or his beneficiaries, upon death, disability, termination by the Company without cause, and termination by Mr. DeMarco for good reason during the Term or a change in control period. Under the 2019 DeMarco Employment Agreement:

  (i)
  "cause" is defined as:

  (a)
  willful and continued failure to use best efforts to substantially perform his duties to the Company (other than any such failure resulting from incapacity due to physical or mental illness) for a period of thirty (30) days after written demand for substantial performance is delivered by the Company specifically identifying the manner in which the Company believes the executive has not substantially performed his duties;

  (b)
  material and continued failure to comply with obligations under any agreement between the executive and the Company or any policy of the Company for a period of thirty (30) days after written demand for substantial compliance is delivered by the Company specifically identifying the manner in which the Company believes the executive has not substantially complied;

  (c)
  any act of fraud, embezzlement, misappropriation, or misuse of the assets or property of the Company, including any corporate opportunity; or

  (d)
  a conviction of or plea of "guilty" or "no contest" to a felony under the laws of the United States or any state thereof.

    For purposes of the definition of "cause" under the 2019 DeMarco Employment Agreement, no act, or failure to act, on his part shall be considered "willful" unless done, or omitted to be done, by him (I) not in good faith and (II) without reasonable belief that his action or omission was in furtherance of the interests of the Company.

  (ii)
  "change in control" is defined as the occurrence of any of the following events:

  (a)
  any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than the Company, any of its subsidiaries, or any employee benefit plan sponsored by the Company or any of its subsidiaries, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act) of 30% or more of the issued and outstanding capital stock of the Company immediately prior to such acquisition;

  (b)
  any shares of capital stock of the Company are purchased pursuant to a tender or exchange offer, other than an offer by the Company, that results in any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Exchange Act becoming the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act) of 30% or more of the shares of capital stock of the Company issued and outstanding immediately prior to such tender or exchange offer; or

  (c)
  the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Company immediately prior to such transaction

      "beneficially own" (as such term is defined in Rule 13d-3 under the Exchange Act), immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) representing less than 30% of the voting power of the surviving, successor or acquiring entity (or the ultimate parent entity thereof).

  (iii)
  "change in control period" is defined as the period commencing on the earlier of (i) the date that a change in control occurs or (ii) the date that the Company enters into a definitive agreement with respect to a transaction, the consummation of which would constitute a change in control (provided it is actually consummated), and in either case ending on the second anniversary of the change in control.

  (iv)
  "disability" is defined as the inability of executive, as a result of any medically determinable physical or mental disease, injury, or congenital condition, to substantially perform his principal duties to the Company, with or without reasonable accommodation, for a continuous period of one hundred and eighty (180) days, or periods aggregating two hundred and seventy (270) days in any twelve (12) month period.

  (v)
  "good reason" is defined to mean the occurrence of any of the following circumstances without the express written consent of the executive:

  (a)
  the material diminishment of his authority, duties or responsibilities, it being understood that during a change in control period, good reason shall be deemed to have occurred for Mr. DeMarco if he is not the chief executive officer for the surviving, successor or acquiring entity (or the ultimate parent entity thereof) following the change in control;

  (b)
  a material reduction in base salary;

  (c)
  a material change in the geographic location at which the executive must perform the services under the 2019 DeMarco Employment Agreement; or

  (d)
  the failure of the Company to obtain agreement from any successor to assume and agree to perform the 2019 DeMarco Employment Agreement.

        Under the terms of the 2019 DeMarco Employment Agreement, upon a termination on account of death or disability, Mr. DeMarco (or his beneficiaries in the case of death) will be entitled to receive his accrued and unpaid base salary, expense reimbursement and benefits under the Company's health and welfare plans through the termination date, plus a prorated portion of the annual bonus payable for the year of such termination.

        In the event of a termination of Mr. DeMarco's employment without cause or by Mr. DeMarco for good reason during the Term or thereafter during a change in control period, subject to Mr. DeMarco signing a release in customary form, he will be entitled to the same benefits in the event of a termination due to death or disability, as described below, plus a lump sum cash payment equal to (i) if such termination occurs during the Term and not during a change in control period, 2.0 times the sum of (x) his annual base salary immediately prior to the termination date and (y) his target bonus for the year during which termination occurs, or (ii) if such termination occurs during or after the expiration the Term and during a change in control period, 3.0 times the sum of (x) his annual base salary immediately prior to the termination date and (y) his target bonus for the year during which termination occurs. In addition, Mr. DeMarco will be entitled to COBRA coverage premiums for up to 18 months after such termination.

        Under the terms of the 2019 DeMarco Employment Agreement, (i) the expiration of the Term will not be considered a termination of Mr. DeMarco's employment by the Company with or without cause or the resignation of Mr. DeMarco for good reason or otherwise, and (ii) in the event a reorganization, spin-off, split-off or similar transaction (or series of transactions) involving the Company is consummated and, following the consummation of such transaction, Mr. DeMarco continues to be employed as chief executive officer of any successor entity (or the ultimate parent entity thereof) that expressly assumes the Company's obligations under the 2019 DeMarco Employment Agreement, the consummation of such transaction (or series of transactions) will not be considered a termination of Mr. DeMarco's employment by the Company with or without cause or the resignation of Mr. DeMarco for good reason or otherwise and, in each such case, Mr. DeMarco's employment will not be considered to have been constructively terminated for any reason unless he resigns for good reason in accordance with the 2019 DeMarco Employment Agreement.

        Pursuant to the 2019 DeMarco Employment Agreement, Mr. DeMarco will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during the period of his employment with the Company and for 12 months after termination of his employment in circumstances in which he is entitled to receive severance benefits under the 2019 DeMarco Employment Agreement.

        Michael J. DeMarco Class AO LTIP Award Agreement.    Pursuant to the terms of the 2019 DeMarco Employment Agreement, the Company has entered into the Class AO LTIP Award Agreement with Mr. DeMarco, which provides for the grant to Mr. DeMarco of 625,000 Class AO LTIP Units of limited partnership interests in the Operating Partnership (the "Class AO LTIP Units") pursuant to the 2013 Plan and the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as amended, restated and supplemented from time to time, the "Partnership Agreement"). The Class AO LTIP Units were awarded to Mr. DeMarco to incentivize him to enter into the 2019 DeMarco Employment Agreement after the expiration of the 2015 DeMarco Employment Agreement. The Board of Directors believes that retaining Mr. DeMarco's continuing services as Chief Executive Officer is critical to the successful completion of the Company's ongoing strategic transformation, which Mr. DeMarco has led since he joined the Company in June 2015. To further incentivize Mr. DeMarco's performance under his new employment agreement, the Class AO LTIP Units are structured as the economic equivalent of stock options, such that Mr. DeMarco will only realize any value from the Class AO LTIP Units if the Company's stock price appreciates during the term of the 2019 DeMarco Employment Agreement and the price vesting conditions (described below) are met prior to March 13, 2023. Class AO LTIP Units are intended to qualify as "profits interests" for federal income tax purposes and generally allow the recipient to realize value only to the extent the Common Stock trades at a price per share that exceeds $21.46, the closing price of the Common Stock, as reported on the NYSE, on the date of grant, subject to any vesting conditions applicable to the award.

        Under the Class AO LTIP Award Agreement, the Class AO LTIP Units issued to Mr. DeMarco are subject to the following vesting conditions:

  (i)
  250,000 of the Class AO LTIP Units will vest if the closing price of the Common Stock, as reported on the NYSE, has been equal to or greater than $25.00 per share for at least thirty (30) consecutive trading days within four years of the date of grant (i.e., prior to March 13, 2023);

  (ii)
  an additional 250,000 of the Class AO LTIP Units will vest if the closing price of the Common Stock, as reported on the NYSE, has been equal to or greater than $28.00 per share for at least thirty (30) consecutive trading days within four years of the date of grant; and

  (iii)
  an additional 125,000 of the Class AO LTIP Units will vest on the earliest date on which the closing price of the Common Stock, as reported on the NYSE, has been equal to or greater than $31.00 per share for at least thirty (30) consecutive trading days within four years of the date of grant.

        The value of vested Class AO LTIP Units is realized through conversion of the Class AO LTIP Units into common units of limited partnership interests of the Operating Partnership (the "Common Units"). The number of Common Units into which vested Class AO LTIP Units may be converted is determined based on the quotient of (i) the excess of the closing price of the Common Stock, as reported on the NYSE, on the conversion date over $21.46, divided by (ii) the closing price of the Common Stock, as reported on the NYSE, on the conversion date. Vested Class AO LTIP Units may be converted into Common Units within ten years of the date of grant.

        Under the Class AO LTIP Award Agreement, any Class AO LTIP Units held by Mr. DeMarco upon termination of his employment will be treated as follows:

  (i)
  if the termination of Mr. DeMarco's employment is due to death, disability, retirement, termination by the Company without cause, termination by Mr. DeMarco for good reason at any time, or termination by Mr. DeMarco without good reason after the expiration of the Term, then all unvested Class AO LTIP Units will continue to be eligible to vest upon satisfaction of the vesting conditions described above prior to March 13, 2023, and any Class AO LTIP Units held by Mr. DeMarco that remain unvested as of March 13, 2023 will automatically be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of such date;

  (ii)
  if Mr. DeMarco's employment is terminated by the Company or any of its subsidiaries for cause, by Mr. DeMarco without good reason at any time, or by Mr. DeMarco without good reason during the Term, all Class AO LTIP Units held by Mr. DeMarco, to the extent not vested, shall terminate on the date of termination and, all other Class AO LTIP Units held by Mr. DeMarco, to the extent convertible under the terms of the Partnership Agreement as of the date of termination, will be convertible until the earlier to occur of (x) the date that is thirty (30) days of the date of such termination of employment and (y) March 13, 2029.

        Under the Class AO LTIP Award Agreement, upon the occurrence of a change in control prior to March 13, 2023, if Mr. DeMarco's employment with the Company or any of its subsidiaries has not been terminated by the Company for cause prior to such change in control, then satisfaction of the vesting conditions described above will be ascertained on the date of such change in control based on the price per share of Common Stock (plus the value per share of Common Stock of any other consideration, as determined by the Board of Directors or the Compensation Committee) received by the Company's stockholders in connection with such change in control, and any previously unvested Class AO LTIP Units issued to Mr. DeMarco that do not become vested as of the date of such change in control as described above will automatically be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of the date of such change in control.

        Under the Class AO LTIP Award Agreement, the terms "cause," "change in control," "change in control period," "disability" and "good reason" are substantially the same as defined in the 2019 DeMarco Employment Agreement. The term "retirement" is defined as the termination of Mr. DeMarco's employment for any reason other than death, disability, termination by the Company for cause or termination by Mr. DeMarco for good reason on or after the date that (i) Mr. DeMarco has attained 60 years of age and (ii) Mr. DeMarco has served as an employee of the Company for at least ten (10) years.

        Notwithstanding the foregoing, the vesting of any Class AO LTIP Units upon the termination of Mr. DeMarco's employment or upon a change in control will be conditioned upon Mr. DeMarco (i) executing, and not revoking within the applicable period specified in the 2019 DeMarco Employment Agreement, a release of claims in the form required under the 2019 DeMarco Employment Agreement, and (ii) complying, during the period that any Class AO LTIP Units issued to Mr. DeMarco remain unvested, with the restrictive covenants, including, without limitation, the restrictions on engaging in competitive activities, soliciting service providers or clients, and utilizing confidential information, contained in the 2019 DeMarco Employment Agreement.

        Mr. DeMarco will generally accrue special income allocations in respect of a Class AO LTIP Unit equal to 10% of the income allocated in respect of a Common Unit into which a Class AO LTIP Unit may be converted. Upon conversion of any Class AO LTIP Units to Common Units, Mr. DeMarco will be entitled to receive in respect of each such Class AO LTIP Unit, on a per unit basis, a special cash distribution equal to 10% of the distributions received by a holder of an equivalent number of Common Units during the period from the grant date of the Class AO LTIP Units through the date of conversion.

        Marshall B. Tycher Employment Agreement.    On April 26, 2017, the Company, through its wholly-owned subsidiary Roseland Residential Trust, entered into an employment agreement with Mr. Tycher (the "Tycher Employment Agreement"), which replaced Mr. Tycher's previous employment agreement, dated October 23, 2012.

        The Tycher Employment Agreement provides for certain severance payments to Mr. Tycher, or his beneficiaries, upon death, disability, termination by the Company without cause, termination by Mr. Tycher for good reason during the term of his employment or within two years of a change in control. Under the Tycher Employment Agreement, the terms "cause," "change in control," "change in control period," "disability" and "good reason" are substantially the same as defined in the 2019 DeMarco Employment Agreement.

        Under the terms of the Tycher Employment Agreement, upon a termination on account of death or disability, Mr. Tycher (or his beneficiaries in the case of death) will receive a lump sum payment consisting of accrued and unpaid base salary, expense reimbursement and benefits under the Company's health and welfare plans through the termination date, any earned but unpaid annual bonus for the previous year, plus a prorated portion of the annual bonus payable for the year of such termination. Upon a termination by the Company without cause or by Mr. Tycher for good reason during the term of the Tycher Employment Agreement or thereafter during a change in control period, Mr. Tycher will be entitled to the same benefits as in the event of a termination due to death or disability, as well as (i) a lump sum cash payment equal to one and one-half (1.5) times the sum of (a) his annual base salary immediately prior to the termination date, and (b) his target bonus for the year during which termination occurs and (ii) COBRA payments for up to 18 months after termination.

        Under the terms of the Tycher Employment Agreement, any time on or after July 1, 2018, Mr. Tycher may elect to step down as Chairman of Roseland and continue as non-executive chairman for a reduced salary of $400,000 annually (the "Transition"), provided that any such Transition will not trigger any severance benefits payable under the Tycher Employment Agreement.

        Employment Agreements with David J. Smetana, Gary T. Wagner and Ricardo Cardoso.    On January 26, 2018, the Company entered into employment agreements with Messrs. Smetana, Wagner and Cardoso (each, an "Officer Employment Agreement" and, collectively, the "Officer Employment Agreements"). Each of the Officer Employment Agreements has an initial term expiring on December 31, 2020.

        Each of the Officer Employment Agreements provides for the following compensation and benefits:

  •
  an annual base salary of $450,000; and

  •
  annual cash bonus opportunity to be based on performance goals to be established annually by the Compensation Committee.

        Under each of the Officer Employment Agreements, upon a termination of employment on account of death or disability, the officer (or his beneficiaries in the case of death) will receive payments (payable as and when such amounts would have been payable had the officer's employment not ended) consisting of accrued and unpaid base salary, expense reimbursement and benefits under the Company's health and welfare plans through the termination date, any earned but unpaid annual bonus for the previous year, plus a prorated portion of the annual bonus payable for the year of such termination. Upon a termination of employment by the Company without cause or by the officer for good reason during the term of the applicable Officer Employment Agreement or thereafter during a change in control period, subject to the officer signing a release in the form attached to each of the Officer Employment Agreements, the officer will be entitled to the same benefits as in the event of a termination due to death or disability, plus a lump sum cash payment equal to one and one-half (1.5) times the sum of the officer's (i) annual base salary immediately prior to the termination date and (ii) target annual bonus for the year of such termination. Under the Officer Employment Agreements, the terms "cause," "change in control," "change in control period," "disability" and "good reason" are substantially the same as defined in the 2019 DeMarco Employment Agreement.

        Long-Term Incentive Plan Award Agreements.    In connection with the grants of time-based LTIP Units (the "Time-Based LTIP Units") to certain of the Company's named executive officers (each, a "Grantee") in 2016, 2017, 2018 and 2019, the Company has entered into a 2016 Time-Based Long-Term Incentive Plan Award Agreement, a 2017 Time-Based Long-Term Incentive Plan Award Agreement, a 2018 Time-Based Long-Term Incentive Plan Award Agreement, and a 2019 Time-Based Long Term Incentive Plan Award Agreement with each Grantee (collectively, the "Time-Based LTIP Agreements").

        Under the Time-Based LTIP Agreements, any unvested Time-Based LTIP Units held by a Grantee upon termination of his employment will be treated as follows:

  (i)
  if the Grantee's employment is terminated due to death, disability or retirement, all unvested Time-Based LTIP Units held by the Grantee will immediately vest in full as of the date of termination;

  (ii)
  if the Grantee's employment is terminated during the term of the Grantee's employment agreement and not during a change of control period by the Company without cause or by the Grantee for good reason (each, a "Qualified Termination"), the unvested Time-Based LTIP Units held by the Grantee will vest on a pro rata basis based on the number of calendar days that have elapsed from the date of grant of the Time-Based LTIP Units and the date of termination, and all unvested Time-Based LTIP Units that do not become vested will automatically be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of the date of termination;

  (iii)
  if the Grantee's employment is terminated during a change of control period by the Company without cause or by the Grantee for good reason, all unvested Time-Based LTIP Units held by the Grantee will immediately vest in full as of the date of such termination;

  (iv)
  if the Grantee's employment is terminated after the expiration of the term of the Grantee's employment agreement but not during a change of control period for any reason other than by the Company for cause, all unvested Time-Based LTIP Units held by the Grantee will immediately vest in full as of the date of such termination; or

  (v)
  if the Grantee's employment is terminated other than due to a Qualified Termination or a termination due to death, disability, retirement, by the Company without cause after the expiration of the term of the Grantee's employment agreement, by the Grantee for any reason after the expiration of the term of Grantee's employment agreement or, during a change of control period, by the Company without cause or by the Grantee for good reason, all unvested Time-Based LTIP Units held by the Grantee will automatically and without notice be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of the date of termination.

        Under the Time-Based LTIP Agreements, notwithstanding the acceleration of vesting of any Time-Based LTIP Units held by the Grantee, as described above, the Grantee will not have the right to transfer or redeem such Time-Based LTIP Units until such dates as of which such Time-Based LTIP Units would have become vested pursuant to the three-year vesting period under the applicable Time-Based LTIP Agreement, absent the Grantee's death, disability, retirement or Qualified Termination, as applicable.

        Notwithstanding the foregoing, the vesting of any Time-Based LTIP Units upon the termination of a Grantee's employment will be conditioned upon such Grantee (i) executing, and not revoking or breaching prior to the vesting time period under the applicable Time-Based LTIP Agreement, a release of claims in a form required by the Compensation Committee, and (ii) complying with any restrictive covenants, including any restrictions in competitive activities, soliciting service providers or clients, or utilizing confidential information, contained in the Grantee's employment agreement.

        Under the Time-Based LTIP Agreements, the terms "cause," "change of control," "disability" and "good reason" have the same meaning as in the applicable employment agreement. The term "change of control period" is defined as the period commencing on the earlier of (i) the date that a change of control occurs or (ii) the date that the Company enters into a definitive agreement with respect to a transaction, the consummation of which would constitute a change of control (provided it is actually consummated), and in either case ending on the second anniversary of the change of control. The term "retirement" is defined as the termination of the Grantee's employment for any reason other than death, disability, termination by the Company for cause or termination by the Grantee for good reason on or after the date that the Grantee has attained 60 years of age and has served as an employee of the Company for at least ten (10) years.

        In connection with the grants of performance-based LTIP Units (the "Performance-Based LTIP Units") to certain of the Company's named executive officers (each, a "Grantee") in 2016, 2017, 2018 and 2019, the Company has entered into a 2016 Performance-Based Long-Term Incentive Plan Award Agreement, a 2017 Performance-Based Long-Term Incentive Plan Award Agreement, a 2018 Performance-Based Long-Term Incentive Plan Award Agreement and a 2019 Performance-Based Long-Term Incentive Plan Award Agreement with each Grantee (collectively, the "Performance-Based LTIP Agreements").

        Under the Performance-Based LTIP Agreements, any unvested Performance-Based LTIP Units held by a Grantee upon termination of his employment will be treated as follows:

  (i)
  if the Grantee's employment is terminated by the Company without cause, by the Grantee for good reason, by the Grantee without good reason after the expiration of the term of the Grantee's then effective employment agreement, or by reason of death, disability or retirement (each, a "Qualified Termination"), prior to the third anniversary of the date of grant (the "Initial Valuation Date"), the unvested Performance-Based LTIP Units held by the Grantee will not be forfeited and will continue to be eligible to vest on the applicable vesting dates, on a pro rata basis, based on the number of calendar days that have elapsed from the date of grant to the date of termination, with satisfaction of the applicable performance criteria to be determined (A) if the date of such Qualified Termination occurs during the term of the Grantee's then effective employment agreement, as of the Initial Valuation Date, or (B) if the date of such Qualified Termination occurs after the expiration of the term of the Grantee's then effective employment agreement, as of the date of such Qualified Termination;

  (ii)
  if the Grantee's employment is terminated due to a Qualified Termination after the Initial Valuation Date, all unvested Performance-Based LTIP Units held by the Grantee will vest immediately and automatically, but the Grantee will not have the right to transfer or redeem such Performance-Based LTIP Units until such dates as of which such Performance-Based LTIP Units would have become vested absent a Qualified Termination; and

  (iii)
  if the Grantee's employment is terminated other than due to a Qualified Termination, all unvested Performance-Based LTIP Units held by the Grantee will automatically and without notice terminate, be forfeited and become null and void, as of the date of such termination.

        Under the Performance-Based LTIP Agreements, upon the occurrence of a change of control, if (i) a Grantee's employment is terminated due to a Qualified Termination during a change of control period or (ii) the Company or its successor does not assume, convert, or replace the Performance-Based LTIP Units with a security with substantially the same rights, privileges, preferences of the Performance-Based LTIP Units, then all unvested Performance-Based LTIP Units held by the Grantee will immediately vest.

        Notwithstanding the foregoing, the vesting of any Performance-Based LTIP Units upon the termination of a Grantee's employment or upon a change of control will be conditioned upon the Grantee (i) executing, and not revoking or breaching prior to the vesting time period under the applicable Performance-Based LTIP Agreement, a release of claims in a form required by the Compensation Committee, and (ii) complying with any restrictive covenants, including any restrictions in competitive activities, soliciting service providers or clients, or utilizing confidential information, contained in the applicable employment agreement.

        Under the Performance-Based LTIP Agreements, the terms "cause," "change of control," "disability" and "good reason" have the same meaning as in the applicable employment agreement. The term "change of control period" is defined as the period commencing on the earlier of (i) the date that a change of control occurs or (ii) the date that the Company enters into a definitive agreement with respect to a transaction, the consummation of which would constitute a change of control (provided it is actually consummated), and in either case ending on the second anniversary of the change of control. The term "retirement" is defined as the termination of the Grantee's employment for any reason other than death, disability, termination by the Company for cause or termination by the Grantee for good reason on or after the date that the Grantee has attained 60 years of age and has served as an employee of the Company for at least ten (10) years.

        Rudin Separation Agreement.    On June 14, 2018, the Company entered into a separation and general release agreement with Mitchell Rudin (the "Rudin Separation Agreement"), pursuant to which Mr. Rudin's employment with the Company was terminated, effective as of June 5, 2018. Under the terms of the Rudin Separation Agreement, Mr. Rudin received the following separation payments:

  •
  accrued but unpaid base salary through June 5, 2018;

  •
  a lump sum cash payment of $2,558,082, which amount was determined in accordance with the terms of the Rudin Separation Agreement;

  •
  payment of unreimbursed expenses incurred by Mr. Rudin prior to termination, in the amount of $50,000 in the aggregate; and

  •
  COBRA payments for up to 18 months after termination, in an amount equal to approximately $34,047.

        The Rudin Separation Agreement reflects that, as previously disclosed, certain equity awards previously issued to Mr. Rudin, including 66,667 time-vesting options, 6,750 restricted stock units and 56,325.82 performance share units, vested in full as of June 5, 2018, in accordance with their terms. Pursuant to the Rudin Separation Agreement, other than the equity awards that were fully vested as of June 5, 2018, as set forth in the Rudin Separation Agreement, all other equity awards granted to Mr. Rudin, including 32,311 LTIP Units subject to time-based vesting and 175,127 LTIP Units subject to performance-based vesting, expired and were immediately forfeited and canceled, effective as of June 5, 2018. The Rudin Separation Agreement also contains customary releases of claims, non-disparagement and standstill provisions.

        Marshall Separation Agreement.    On October 31, 2018, Roseland entered into a separation and consulting agreement with Robert Andrew Marshall, the President and Executive Vice President of Development of Roseland (the "Marshall Separation and Consulting Agreement"). Pursuant to the Marshall Separation and Consulting Agreement, Mr. Marshall's employment with Roseland was terminated, effective as of October 31, 2018 (the "Termination Date"), and Mr. Marshall has agreed to provide consulting services to Roseland and the Company during the period beginning on November 1, 2018 and ending on March 31, 2019 (the "Consulting Period").

        Under the terms of the Marshall Separation and Consulting Agreement, Mr. Marshall received the following separation payments:

  •
  accrued but unpaid base salary through October 31, 2018;

  •
  unreimbursed expenses incurred by Mr. Marshall prior to the Termination Date; and

  •
  COBRA payments through January 31, 2019, in an aggregate amount equal to approximately $7,533.

        In addition, during the Consulting Period, Mr. Marshall received a monthly consulting fee of $22,500.

        The Marshall Separation and Consulting Agreement provides that Mr. Marshall will continue to vest during the Consulting Period in all of the 22,120 Time-Based Long-Term Incentive Plan Awards originally issued in March 2016 (the "Continued 2016 Time-Based LTIP Awards") and 28,880 of the 35,697 Performance-Based Long-Term Incentive Plan Awards originally issued in March 2016 (the "Continued 2016 Performance-Based LTIP Awards" and, together with the Continued 2016 Time-Based LTIP Awards, the "Continued 2016 LTIP Awards"). Pursuant to the Marshall Separation and Consulting Agreement, the Continued 2016 LTIP Awards would vest on the earliest to occur of (i) Mr. Marshall's death, (ii) the termination of Mr. Marshall's consulting services by the Company for any reason other than for cause (as defined in the Marshall Separation and Consulting Agreement) prior to March 31, 2019 or (iii) March 8, 2019 (such earliest date, the "Vesting Date"), subject to Mr. Marshall's continuous performance of the consulting services through the applicable Vesting Date. All other equity awards previously issued to Mr. Marshall, including the remaining 6,817 Performance-Based LTIP Awards originally issued in March 2016, 4,449 Time-Based Long-Term Incentive Plan Awards originally issued in April 2017, 13,473 Performance-Based Long-Term Incentive Plan Awards originally issued in April 2017, 11,799 Time-Based Long-Term Incentive Plan Awards originally issued in April 2018, and 22,676 Performance-Based Long-Term Incentive Plan Awards originally issued in April 2018, expired and were forfeited and cancelled, effective as of the Termination Date.

        The Marshall Separation and Consulting Agreement further provided that on the earliest to occur of (i) March 11, 2019, (ii) five (5) business days after Roseland receives written notice of Mr. Marshall's death, or (iii) the date on which Mr. Marshall's consulting services are terminated by the Company for any reason other than for cause, the Company would purchase from Mr. Marshall all of the Continued 2016 LTIP Awards. On March 11, 2019, the Company repurchased all of the Continued 2016 LTIP Awards for an aggregate purchase price in cash equal to $1,068,450, which amount represents the product of (x) the average closing price of the Company's common stock over the five trading days ending March 8, 2019 of $20.95 and (y) 51,000 LTIP Units. The Marshall Separation and Consulting Agreement also contains customary releases of claims and non-disparagement provisions.

Potential Payments Upon Termination or Change In Control

        The following table sets forth information regarding amounts payable to Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner pursuant to their respective employment agreements in connection with a termination of employment or change in control, calculated as if the applicable termination event occurred on December 31, 2018. The actual amount paid to Mr. Krug upon his separation from the Company was included in the Potential Payments Upon Termination or Change In Control table in the Company's definitive proxy statement for the 2018 Annual Meeting, which was filed with the SEC on April 30, 2018 and is incorporated herein by reference. The actual amounts paid to Messrs. Rudin and Marshall were pursuant to their respective separation agreements described above. The separation agreements for Messrs. Marshall and Krug provided for partial accelerated vesting of their performance-based LTIP Awards in consideration of Mr. Marshall's transition services during the term of his consulting agreement and Mr. Krug's continued service as Chief Financial Officer through the filing of the Company's annual report on Form 10-K for the year end December 31, 2017. Except for the termination events set forth in the table below, as of December 31, 2018, the named executive officers were not entitled to any other payments upon a change in control.

Name	Payments upon termination by Company without cause or by executive for good reason(1)		Payment upon termination due to death or disability(1)		Payments upon termination by the Company without cause or by the executive for good reason within two years of a change in control(1)
Michael J. DeMarco	$4,988,061	(2)	$3,420,904	(3)	$10,054,799	(4)
Chief Executive Officer
Marshall Tycher	$4,187,282	(5)	$2,134,565	(6)	$7,007,360	(7)
Chairman, Roseland Residential Trust
David Smetana	$1,328,535	(8)	$232,279	(9)	$1,655,884	(10)
Chief Financial Officer
Ricardo Cardoso	$1,448,337	(11)	$469,083	(12)	$1,925,726	(13)
Chief Investment Officer
Gary T. Wagner	$1,432,002	(14)	$469,083	(12)	$1,909,391	(15)
General Counsel and Secretary
Mitchell E. Rudin	$2,592,129	(16)	—		—
Former Vice Chairman(18)
Robert Andrew Marshall	$1,075,983	(17)	—		—
Former President and Executive Vice President
Development of Roseland(19)

(1)
The terms "cause," "good reason," "disability" and "change in control" have the meanings ascribed to such terms in the applicable agreements.

(2)
Amount includes: (i) an aggregate cash payment of $2,700,000; (ii) immediate vesting of 54,201 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $1,061,798; (iii) immediate vesting of 60,144 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $1,178,221; and (iv) the continuation of health insurance coverage for a period of 18 months valued at approximately $48,042. Based on the closing price per share of the Common Stock of $19.59, as reported on the NYSE on December 31, 2018, if Mr. DeMarco's employment were terminated by the Company for cause or by Mr. Marco for good reason effective as of December 31, 2018, then none of the vesting conditions set forth in the Class AO LTIP Unit Award Agreement would be satisfied upon such termination, and all Class AO LTIP Units held by Mr. DeMarco would continue to be eligible to vest upon satisfaction of the vesting conditions prior to March 13, 2023.

(3)
Amount includes: (i) immediate vesting of 114,481 LTIP Units subject to time-based vesting valued at $2,242,683; and (ii) immediate vesting of 60,144 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $1,178,221. Based on the closing price per share of the Common Stock of $19.59, as reported on the NYSE on December 31, 2018, if Mr. DeMarco's employment were terminated due to death or disability effective as of December 31, 2018, then none of the vesting conditions set forth in the Class AO LTIP Unit Award Agreement would be satisfied upon such termination, and all Class AO LTIP Units held by Mr. DeMarco would continue to be eligible to vest upon satisfaction of the vesting conditions prior to March 13, 2023.

(4)
Amount includes: (i) an aggregate cash payment of $2,700,000; (iii) immediate vesting of 114,481 LTIP Units subject to time-based vesting, valued at $2,242,683; (iv) immediate vesting of 258,503 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $5,064,074; and (v) the continuation of health insurance coverage for a period of 18 months valued at approximately $48,042. If a change in control occurred prior to March 13, 2023 and the price per share of Common Stock (plus the value per share of Common Stock of any other consideration, as determined by the Board of Directors or the Compensation Committee) received by the Company's stockholders in connection with such change in control were equal to the closing price per share of the Common Stock of $19.59, as reported on the NYSE on December 31, 2018, then none of the vesting conditions set forth in the Class AO LTIP Unit Award Agreement would be satisfied upon the occurrence of such change in control (irrespective of whether Mr. DeMarco's employment were terminated upon such change of control or at any time thereafter), and all of the Class AO LTIP Units granted to Mr. DeMarco pursuant to Class AO LTIP Unit Award Agreement would automatically be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of the date of such change in control.

(5)
Amount includes: (i) a lump sum cash payment of $2,700,000; (ii) immediate vesting of 41,025 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $803,680; (iii) immediate vesting of 33,080 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $648,037; and (iv) the continuation of health insurance coverage for a period of 18 months valued at approximately $35,565.

(6)
Amount includes: (i) immediate vesting of 75,882 LTIP Units subject to time-based vesting valued at $1,486,528; and (ii) immediate vesting of 33,080 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $648,037.

(7)
Amount includes: (i) a lump sum cash payment of $2,700,000; (ii) immediate vesting of 75,882 LTIP Units subject to time-based vesting, valued at $1,486,528; (iii) immediate vesting of 142,178 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $2,785,267; and (iv) the continuation of health insurance coverage for a period of 18 months valued at approximately $35,565.

(8)
Amount includes: (i) an aggregate cash payment of $1,181,250; (ii) immediate vesting of 2,059 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $40,336; (iii) immediate vesting of 3,007 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $58,907; and (iv) the continuation of health insurance coverage for a period of 18 months valued at approximately $48,042.

(9)
Amount includes: (i) immediate vesting of 8,850 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three year vesting term of the award, valued at $173,372; and (ii) immediate vesting of 3,007 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $58,907.

(10)
Amount includes: (i) an aggregate cash payment of $1,181,250; (ii) immediate vesting of 8,850 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $173,372; (iii) immediate vesting of 12,926 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $253,220; and (iv) the continuation of health insurance coverage for a period of 18 months valued at approximately $48,042.

(11)
Amount includes: (i) an aggregate cash payment of $1,181,250; (ii) immediate vesting of 8,790 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $172,196; (iii) immediate vesting of 4,010 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $78,556; and (iv) the continuation of health insurance coverage for a period of 18 months valued at approximately $16,335.

(12)
Amount includes: (i) immediate vesting of 19,935 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $390,527; and (ii) immediate vesting of 4,010 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $78,556.

(13)
Amount includes: (i) an aggregate cash payment of $1,181,250; (ii) immediate vesting of 19,935 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $390,527; (iii) immediate vesting of 17,234 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $337,614; and (iv) the continuation of health insurance coverage for a period of 18 months valued at approximately $16,335.

(14)
Amount includes: (i) an aggregate cash payment of $1,181,250; (ii) immediate vesting of 8,790 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $172,196; and (iii) immediate vesting of 4,010 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $78,556.

(15)
Amount includes: (i) an aggregate cash payment of $1,181,250; (ii) immediate vesting of 19,935 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $390,527; and (iii) immediate vesting of 17,234 LTIP Units subject to performance-based vesting, based on achievement of the Threshold level for Absolute TSR and the Maximum Level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2018 and as adjusted on a pro rata basis, valued at $337,614.

(16)
In accordance with the Rudin Separation Agreement, upon his termination, Mr. Rudin received (i) a cash payment of $2,558,082, and (ii) the continuation of health insurance coverage for a period of 18 months valued at approximately $34,047.

(17)
In accordance with the Marshall Separation Agreement, on March 11, 2019, subject to Mr. Marshall's consulting services through such date, the Company repurchased from Mr. Marshall the Continued 2016 LTIP Awards for an aggregate purchase price equal to $1,068,450, which amount represents the product of (i) the average closing price of the Company's common stock over the five trading days ending March 8, 2019 of $20.95 and (ii) 51,000 LTIP Units. In addition, Mr. Marshall received continuation of health insurance coverage through January 31, 2019 valued at approximately $7,533.

(18)
Mr. Rudin's employment with the Company as its Vice Chairman was terminated effective as of June 5, 2018. Information in the table above reflects the actual amounts paid to Mr. Rudin pursuant to his separation agreement.

(19)
Mr. Marshall's employment with Roseland was terminated effective as of October 31, 2018. Mr. Marshall agreed to provide consulting services to Roseland and the Company during the period beginning on November 1, 2018 and ending on March 31, 2019. Information in the table above reflects the actual amounts paid to Mr. Marshall pursuant to his separation agreement.

CEO Pay Ratio

        Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and Item 402(u) of Regulation S-K promulgated by the SEC thereunder requires the Company to disclose the median of the annual total compensation of all employees, excluding the chief executive officer, and the ratio of the median of the annual total compensation of all employees to the annual total compensation of the chief executive officer. In 2018, we identified the median employee using our employee population on December 31, 2018 and based on each employee's total compensation, using the same elements of compensation reportable in the Summary Compensation Table for Named Executive Officers as the "consistently applied compensation measure" under Item 402(u) of Regulation S-K. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis. We did not make any assumptions, adjustments, or estimates other than annualizing the compensation for any permanent (full-time or part-time) employees that were not employed by us for all of 2018. We then calculated the 2018 total compensation for the 2018 median employee using the same methodology as required for the 2018 Summary Compensation Table.

        In 2018, the total compensation of our median employee, excluding the chief executive officer, as calculated using Summary Compensation Table requirements, was $81,285; the chief executive officer's total compensation was $6,111,999, as reported in the Summary Compensation Table; and the ratio of the chief executive officer's total compensation for 2018 to the 2018 total compensation for the median employee was 75:1.

 Equity Compensation Plan Information

        The following table summarizes information, as of December 31, 2018, relating to equity compensation plans of the Company (including individual compensation arrangements) pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights		(b) Weighted-Average Exercise Price of Outstanding Options and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
Equity Compensation Plans Approved by Stockholders	867,289	(2)	17.31	(3)	1,580,869
Equity Compensation Plans Not Approved by Stockholders(1)	236,383		N/A		N/A	(4)
Total	1,103,672		N/A		1,580,869

(1)
The only plan included in the table that was adopted without stockholder approval was the Directors' Deferred Compensation Plan. See Note 15: Mack-Cali Realty Corporation Stockholders' Equity and Mack-Cali Realty, L.P.'s Partners' Capital—Deferred Stock Compensation Plan For Directors, to the Company's financial statements beginning on page 113 of the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

(2)
Includes 67,289 shares of unvested restricted common stock and 800,000 unexercised options.

(3)
Weighted average exercise price of outstanding options; excludes restricted common stock and LTIP units.

(4)
The Directors' Deferred Compensation Plan does not limit the number of stock units issuable thereunder, but applicable SEC and NYSE rules restricted the aggregate number of stock units issuable thereunder to one percent (1%) of the General Partner's outstanding shares when the plan commenced on January 1, 1999.

COMPENSATION OF DIRECTORS

        Directors' Fees.    In 2018, each non-employee director was paid an annual fee of $65,000, plus $1,500 for attendance at, or telephonic participation in, any board or committee meeting. The Chairmen of each of the Audit Committee, the Executive Committee, the Nominating and Corporate Governance Committee and the Compensation Committee were paid an additional annual fee of $15,000 in 2018, and the Lead Independent Director was paid an additional annual fee of $40,000 in 2018. Each director also was reimbursed for expenses incurred in attending board and committee meetings. For fiscal year 2018, the Company's non-employee directors received directors' fees or fee equivalents (see "Compensation of Directors—Directors' Deferred Compensation Plan" below) in the amounts set forth in the table below.

        Directors' Deferred Compensation Plan.    Pursuant to the Amended and Restated Directors' Deferred Compensation Plan, originally effective as of January 1, 1999 (the "Directors' Deferred Compensation Plan"), each non-employee director is entitled to defer all or a specified portion of the annual fee to be paid to such director. The account of a director who elects to defer such compensation under the Directors' Deferred Compensation Plan is credited with the hypothetical number of stock units, calculated to the nearest thousandths of a unit, determined by dividing the amount of cash compensation deferred on the quarterly deferral date by the closing market price of the Common Stock on such quarterly deferral date. Any stock dividend declared by the Company on Common Stock results in a proportionate increase in units in the director's account as if such director held shares of Common Stock equal to the number of units in such director's account. Payment of a director's account may only be made in a lump sum in shares of Common Stock equal to the number of units in a director's account after either the director's service on the Board of Directors has terminated or there has been a change in control of the Company. On December 9, 2008, the Directors' Deferred Compensation Plan was amended and restated to conform to the requirements of Section 409A of the Code. In 2018, Nathan Gantcher, David S. Mack, Alan G. Philibosian, Irvin D. Reid, and Vincent Tese elected to receive a portion of their respective cash fees earned in 2018 in the form of deferred stock units under the Directors' Deferred Compensation Plan.

        Directors' Stock Incentive Plans.    The Company has one equity compensation plan pursuant to which equity compensation awards to non-employee members of the Board of Directors may be made: the 2013 Plan. On June 13, 2018, each non-employee member of the Board of Directors was granted shares of restricted Common Stock with an approximate grant-date fair value of $90,000 under the 2013 Plan. These restricted shares will vest on June 13, 2019.

 2018 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total($)
William L. Mack	75,500	90,014	165,514
Alan S. Bernikow	138,000	90,014	228,014
Kenneth M. Duberstein	89,000	90,014	179,014
Nathan Gantcher	105,500	90,014	195,514
David S. Mack	75,500	90,014	165,514
Alan G. Philibosian	89,000	90,014	179,014
Irvin D. Reid	86,000	90,014	176,014
Rebecca Robertson	78,500	90,014	168,514
Vincent Tese	104,000	90,014	194,014

TOTAL:	841,000	810,126	1,651,126

(1)
Of the cash fees earned or paid in 2018, the following amounts were paid in deferred stock units in lieu of cash pursuant to elections made by each such director: $80,000, $65,000, $32,500, $65,000, and $80,000 for Messrs. Gantcher, D. Mack, Philibosian, Reid, and Tese, respectively.

(2)
On June 13, 2018, each non-employee member of the Board of Directors was granted 4,465 shares of restricted Common Stock. The grant date fair value of these shares calculated in accordance with ASC 718 was $20.16 per share. For a discussion of the Company's assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies—Stock Compensation, to the Company's financial statements beginning on page 82 of the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

 PROPOSAL NO. 2
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The following proposal gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers as disclosed in the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers. We are providing this vote as required by Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Act. We provide this vote annually based on an election made by our stockholders at our 2017 annual meeting of stockholders, and we will ask our stockholders to vote on the frequency of this advisory vote again at the Annual Meeting. The Board of Directors believes that the overall design and function of the Company's executive compensation program is appropriate and effective in aligning the interests of management and the Company's stockholders and that management is properly incentivized to manage the Company in a prudent manner. Accordingly, we are asking our stockholders to vote "FOR" the adoption of the following resolution:

          "RESOLVED, that the stockholders advise that they approve the compensation of the named executive officers of the Company, as disclosed in the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material)."

        Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company's executive compensation program.

        Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

 PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        PricewaterhouseCoopers LLP served as the Company's independent registered public accountants for the fiscal year ended December 31, 2018, and has been appointed by the Audit Committee to continue as the Company's independent registered public accountants for the fiscal year ending December 31, 2019. In the event that ratification of this appointment of the Company's independent registered public accountants is not approved at the Annual Meeting, then the appointment of the Company's independent registered public accountants will be reconsidered by the Audit Committee. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2019.

        A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

        Your ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2019 does not preclude the Board of Directors from terminating its engagement of PricewaterhouseCoopers LLP and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. If the Company elects to retain a new independent registered public accounting firm, such independent registered public accountants will be another "Big 4" accounting firm.

        The Company was billed for professional services rendered in 2018 by PricewaterhouseCoopers LLP, the details of which are disclosed below.

Pre-Approval Policies and Procedures

        Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the Company's independent registered public accountants (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the Company's independent registered public accountants (including resolution of disagreements between management and the Company's independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company's independent registered public accountants are engaged by, and report directly to, the Audit Committee.

        The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and SEC Rule 2-01(c)(7)(i)(C) of Regulation S-X, all of which are approved by the Audit Committee prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of the Audit Committee has been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $125,000, and the Chairman of the Audit Committee reports for ratification such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.

Audit Fees

        The aggregate fees and expenses incurred by the Company and its consolidated subsidiaries for fiscal years ended December 31, 2018 and 2017 for professional services rendered by PricewaterhouseCoopers LLP or its affiliates in connection with (i) the audit of the Company's annual financial statements; (ii) the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30; (iii) a consent issued in connection with a registration statement; and (iv) services provided in connection with statutory and regulatory filings or engagements, including attestation services required by Section 404 of the Sarbanes-Oxley Act of 2002, were $1,703,360 and $1,660,000, respectively.

Audit-Related Fees

        The aggregate audit related fees and expenses incurred for the fiscal years ended December 31, 2018 and December 31, 2017 for assurance and related services rendered by PricewaterhouseCoopers LLP related to Roseland Residential Trust were $371,000 and $371,000, respectively.

Tax Fees

        The aggregate fees incurred by the Company for fiscal years ended December 31, 2018 and 2017 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $231,000 and $224,500, respectively. These services consisted of reviewing the Company's tax returns.

All Other Fees

        There were no fees or expenses incurred by the Company for fiscal years ended December 31, 2018 and 2017 for other services rendered by PricewaterhouseCoopers LLP.

Vote Required and Board of Directors' Recommendation

        Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions will have no effect on the outcome of this proposal. Because the ratification of the appointment of the independent auditors is a discretionary item, we do not anticipate receiving any broker non-votes with respect to this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

 SUBMISSION OF STOCKHOLDER PROPOSALS

        The Company intends to hold its 2020 annual meeting of stockholders on or about June 11, 2020. To be considered for inclusion in the Company's notice of annual meeting and proxy statement for, and for presentation at, the annual meeting of the Company's stockholders to be held in 2020, a stockholder proposal must be received by Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311, no later than December 31, 2019, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.

        The Company's bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in the Company's notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at the annual meeting of the Company's stockholders to be held on or about June 11, 2020, any such stockholder proposal must be received by Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, no earlier than February 13, 2020 and no later than March 14, 2020, and discretionary authority may be used if untimely submitted.

ANNUAL REPORT ON FORM 10-K

        The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies authorized pursuant to this Proxy Statement will be voted in respect thereof and in accordance with the judgments of the persons voting the proxies.

        It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or to promptly authorize a proxy to vote your shares by internet or telephone in accordance with the instructions on the accompanying proxy card.

By Order of the Board of Directors,

Gary T. Wagner General Counsel and Secretary

ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

        Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors' nominees, and certain officers and other employees of the Company are "participants" with respect to the Company's solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the "Participants").

Directors and Nominees

        The following table sets forth the names and business addresses of the members of the Board of Directors and the Board of Directors' nominees as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of each such person is carried on. The principal occupations or employment of the members of the Board of Directors and the Board of Directors' nominees are set forth under the heading "Proposal No. 1—Election of Directors" in the Proxy Statement.

Name	Business Address
William Mack, Chairman of the Board	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Michael J. DeMarco, Chief Executive Officer and Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Alan S. Bernikow, Lead Independent Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Nathan Gantcher, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
David S. Mack, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Lisa Myers, Director Nominee	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Alan G. Philibosian, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Laura Pomerantz, Director Nominee	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Irvin D. Reid, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Rebecca Robertson, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Vincent Tese, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311

Certain Officers

        The Participants who are executive officers and employees of the Company are Michael DeMarco, Marshall Tycher, David Smetana, Gary Wagner, Ricardo Cardoso, Nicholas Hilton and Giovanni DeBari. The business address for each is c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311. Their principal occupations are stated in the Proxy Statement.

Associates of Certain Participants

        The associates of certain Participants who beneficially own the Company's securities are:

Name	Business Address
The William and Phyllis Mack Foundation, Inc.	Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311
The Mack 2010 Family Trust II	Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311
The David and Sondra Mack Foundation	Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311
The Gantcher Family 1986 Trust	c/o Nathan Gantcher, EXOP Capital LLC, 767 Third Avenue, 16th Floor, New York, New York 10017
The Gantcher Family Limited Partnership	c/o Nathan Gantcher, EXOP Capital LLC, 767 Third Avenue, 16th Floor, New York, New York 10017

Information Regarding Ownership of the Company's Securities by Participants and Their Associates

        The number of the Company's securities beneficially owned by the Company's directors and named executive officers, and their respective associates, as of April 16, 2019, is set forth under the heading "Directors and Executive Officers" in the Proxy Statement.

Information Regarding Transactions in the Company's Securities by Participants

        The following table sets forth acquisitions and dispositions of the Company's securities since April 16, 2017 by the persons listed above under "Directors and Nominees" and "Certain Officers" and their affiliates. None of these participants engaged in any open market purchases or sales of the Company's securities during this period, and none of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Acquired and Disposed Of (April 16, 2017 through April 25, 2019)

Name and Position	Date/	Number of shares of Common Stock, LTIP Units, Stock Options and Restricted Stock Units Acquired or (Disposed of)	Transaction Description
William L. Mack, Chairman of the Board	4/2/2019	181.173		(1)
	1/3/2019	206.655		(1)
	10/2/2018	195.27		(1)
	7/3/2018	190.261		(1)
	6/13/2018	4,465		(2)
	4/3/2018	228.581		(1)
	1/3/2018	176.712		(1)
	10/3/2017	159.953		(1)
	7/6/2017	140.77		(1)
	6/9/2017	3,328		(2)
Michael J. DeMarco, Chief Executive Officer and Director	3/22/2019	44,683		(3)
	3/22/2019	245,298		(4)
	3/13/2019	625,000		(5)
	6/12/2018	13,022		(6)
	6/12/2018	81,323		(7)
	6/5/2018	61,471.95		(8)
	4/20/2018	340,136		(9)
	4/20/2018	58,997		(10)
	4/3/2018	80.21		(11)
	4/3/2018	721.93		(12)
	1/3/2018	62.01		(11)
	1/3/2018	558.11		(12)
	10/3/2017	56.13		(11)
	10/3/2017	505.18		(12)
	7/6/2017	49.4		(11)
	7/6/2017	444.59		(12)
Marshall B. Tycher, Chairman of Roseland	3/22/2019	44,683		(3)
	3/22/2019	81,766		(4)
	4/20/2018	187,075		(9)
	4/20/2018	32,448		(10)
David Smetana, Chief Financial Officer	3/22/2019	8,937		(3)
	3/22/2019	16,353		(4)
	4/20/2018	17,007		(9)
	4/20/2018	8,850		(10)
	3/6/2018	5,800		(7)
Gary T. Wagner, General Counsel	3/22/2019	8,937		(3)
	3/22/2019	16,353		(4)
	4/20/2018	22,676		(9)
	4/20/2018	11,799		(10)
Ricardo Cardoso, Executive Vice President, Chief Investment Officer	3/22/2019	8,937		(3)
	3/22/2019	16,353		(4)
	4/20/2018	22,676		(9)
	4/20/2018	11,799		(10)

Name and Position	Date/	Number of shares of Common Stock, LTIP Units, Stock Options and Restricted Stock Units Acquired or (Disposed of)	Transaction Description
Nicholas Hilton, Executive Vice President of Leasing	3/22/2019	8,937		(3)
	3/22/2019	16,353		(4)
	4/20/2018	17,007		(9)
	4/20/2018	8,850		(10)
Giovanni DeBari, Chief Accounting Officer	3/22/2019	4,468		(4)
	4/20/2018	5,900		(10)
Alan S. Bernikow, Lead Independent Director	6/13/2018	4,465		(2)
	6/19/2017	3,328		(2)
Nathan Gantcher, Director	4/2/2019	1,310.348		(1)
	1/3/2019	1,496.067		(1)
	10/2/2018	1,413.18		(1)
	7/3/2018	1,376.772		(1)
	6/21/2018	25,000		(13)
	6/14/2018	25,000		(7)
	6/13/2018	4,465		(2)
	4/3/2018	1,656.542		(1)
	1/3/2018	1,278.245		(1)
	10/3/2017	1,156.34		(1)
	7/6/2017	1,016.95		(1)
	6/9/2017	3,328		(2)
David S. Mack, Director	4/2/2019	1,053.238		(1)
	1/3/2019	1,202.529		(1)
	10/2/2018	1,135.9		(1)
	7/3/2018	1,106.634		(1)
	6/13/2018	4,465		(2)
	4/3/2018	1,331.532		(1)
	1/3/2018	1,027.434		(1)
	10/3/2017	929.443		(1)
	7/6/2017	817.398		(1)
	6/9/2017	3,328		(2)
Lisa Myers, Director Nominee	—	—	—
Alan G. Philibosian, Director	4/2/2019	591.258		(1)
	1/3/2019	674.995		(1)
	10/2/2018	637.618		(1)
	7/3/2018	621.198		(1)
	6/13/2018	4,465		(2)
	4/3/2018	747.319		(1)
	1/3/2018	576.765		(1)
	10/3/2017	521.79		(1)
	7/6/2017	458.923		(1)
	6/9/2017	3,328		(2)
Laura Pomerantz, Director Nominee	—	—	—
Irvin D. Reid, Director	4/2/2019	1,045.21		(1)
	1/3/2019	1,193.372		(1)
	10/2/2018	1,127.247		(1)
	7/3/2018	1,098.203		(1)
	6/13/2018	4,465		(2)

Name and Position	Date/	Number of shares of Common Stock, LTIP Units, Stock Options and Restricted Stock Units Acquired or (Disposed of)	Transaction Description
	4/3/2018	1,321.403		(1)
	1/3/2018	1,019.604		(1)
	10/3/2017	922.355		(1)
	7/6/2017	811.161		(1)
	6/9/2017	3,328		(2)
Rebecca Robertson, Director	6/13/2018	4,465		(2)
	6/9/2017	3,328		(2)
Vincent Tese, Director	4/2/2019	1,376.004		(1)
	1/3/2019	1,570.957		(1)
	10/2/2018	1,483.944		(1)
	7/3/2018	1,445.721		(1)
	6/13/2018	4,465		(2)
	4/3/2018	1,739.378		(1)
	1/3/2018	1,342.284		(1)
	10/3/2017	1,214.305		(1)
	7/6/2017	1,067.964		(1)
	6/9/2017	3,328		(2)

(1)
Quarterly fees for Directors and quarterly dividend for Deferred Stock Units paid in Deferred Stock Units.

(2)
Grant of restricted Common Stock of the Company as director compensation.

(3)
Grant of Class G 2019 LTIP Units of the Operating Partnership.

(4)
Grant of Class H 2019 LTIP Units of the Operating Partnership.

(5)
Grant of Class AO LTIP Units of the Operating Partnership.

(6)
Sale of Common Stock of the Company.

(7)
Acquisition of Common Stock of the Company.

(8)
Vesting of Performance Stock Units and conversion into shares of Common Stock of the Company

(9)
Grant of Class E 2018 LTIP Units of the Operating Partnership.

(10)
Grant of Class F 2018 LTIP Units of the Operating Partnership.

(11)
Quarterly dividend for Restricted Stock Units paid in dividend equivalent rights.

(12)
Quarterly dividend for Performance Stock Units paid in dividend equivalent rights.

(13)
Acquisition of Common Stock of the Company by a family limited partnership over which Mr. Gantcher possesses sole or shared dispositive or voting power. Mr. Gantcher disclaims beneficial ownership of the shares owned by such partnership.

Miscellaneous Information Concerning Participants

        Other than as set forth in this Annex A or in the Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the

Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

        Other than as set forth in this Annex A or in the Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transactions or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

        Other than as set forth in this Annex A or in the Proxy Statement and based on the information provided by each Participant, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected (i) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting or (ii) has or will have (a) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (b) a direct or indirect material interest in any transaction or series of transactions since the beginning of our last fiscal year, or any currently proposed transactions or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

If you have questions or need assistance voting your shares please contact:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
 Toll-Free (800) 322-2885

2019 Annual Meeting of Stockholders of Mack-Cali Realty Corporation Wednesday, June 12, 2019, 12:00 p.m., local time Harborside 3 210 Hudson Street 7th Floor Jersey City, N.J. 07311 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2019: Our Proxy Statement, the Notice of Annual Meeting of Stockholders and Our Annual Report to Stockholders are available at http://investors.mack-cali.com/sec-filings. IF VOTING BY MAIL, SING, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE MACK-CALI REALTY CORPORATION Notice of 2019 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting - June 12, 2019 This stockholder signing this proxy, revoking all previous proxies, hereby appoints Michael J. DeMarco, David Smetana and Gary T. Wagner, or any of them acting individually, each with the power of substitution, as the attorney and proxy of the undersigned, to vote, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on June 12, 2019, and at any adjournment or postponement thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARE WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF, “FOR” THE ADVISORY VOTE APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS SUCH COMPENSATION IS DESCRIBED UNDER THE “COMPENSATION DISCUSSION AND ANALYSIS” AND “EXECUTIVE COMPENSATION” SECTIONS OF THE ACCOMPANYING PROXY STATEMENT, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FROM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE STOCKHOLDER SIGNING THIS PROXY HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED APRIL 29, 2019. Please sign and date your Proxy on the reverse side and return it promptly. (Items to be voted appear on reverse side) Change of Address - Please print new address below. Comments - Please print your comments below. 56213379v.1

MACK-CALI REALTY CORPORATION Your Vote Matters - here’s how to vote You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 am (Central Time), on June 12, 2019. [GRAPHIC] • Online: Go to http://www.investorvote.com/cli or scan the QR code - login details are located in the shaded bar below [GRAPHIC] • Phone: call toll-free 1-800-652-VOTE (1-800-652-8683) within the USA, US territories and Canada. [GRAPHIC] Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CLI IF VOTING BY MAIL, SING, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE  Please mark votes as in this example. The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1, and “FOR” Proposals 2 and 3. 1. The Election of Directors: For, except vote withheld from the following nominee(s): NOMINEES FOR DIRECTOR: 01. William L. Mack For  Withhold  03. Michael J. DeMarco For  Withhold  05. David S. Mack For  Withhold  07. Alan G. Philibosian For  Withhold  09. Irvin D. Reid For  Withhold  11. Vincent Tese For  Withhold  02. Alan S. Bernikow For  Withhold  04. Nathan Gantcher For  Withhold  06. Lisa Myers For  Withhold  08. Laura Pomerantz For  Withhold  10. Rebecca Robertson For  Withhold  FOR  AGAINST  ABSTAIN  2. Advisory vote approving the compensation of the Company’s named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the accompanying proxy statement. FOR  AGAINST  ABSTAIN  3. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below. Please sign exactly as your name or names appear on the records of the Company and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer give full title. Signature(s) Date Signature(s) Date 56213379v.1